                                                                               .
                                                                               .
                                                                               .

(MAINSTAY LOGO)

Prospectus for MainStay ICAP Funds                                APRIL 29, 2008

MAINSTAY(R) FUNDS


Equity Funds
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
International Funds
MainStay ICAP Global Fund
MainStay ICAP International Fund

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

        WHAT'S INSIDE?

  3      Investment Objectives, Principal Investment Strategies and
         Principal Risks: An Overview

         EQUITY FUNDS

  6      MainStay ICAP Equity Fund
 12      MainStay ICAP Select Equity Fund

         INTERNATIONAL FUNDS

 17      MainStay ICAP Global Fund
 22      MainStay ICAP International Fund

 28      More About Investment Strategies and Risks

 31      Shareholder Guide

 58      Know With Whom You're Investing

 61      Financial Highlights

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS: AN OVERVIEW

This Prospectus discusses MainStay Funds that are series of ICAP Funds, Inc., a Maryland corporation (the "Funds"). Each Fund is managed by New York Life Investment Management LLC ("NYLIM" or the "Manager"). NYLIM has retained its affiliate, Institutional Capital LLC ("ICAP" or the "Subadvisor"), as the subadvisor that is responsible for the day-to-day portfolio management of the Funds. For more specific information about NYLIM and ICAP, See "Know With Whom You're Investing--Who Manages Your Money?".

Each Fund pursues different strategies to achieve its investment objective. The MainStay ICAP Equity Fund and the MainStay ICAP Select Equity Fund invest primarily in equity securities. The MainStay ICAP Global Fund invests primarily in equity securities of U.S. and foreign companies. The MainStay ICAP International Fund invests primarily in equity securities of foreign companies. In times of unusual or adverse conditions, each Fund may invest for temporary or defensive purposes outside the scope of its principal investment focus.

Each Fund's investment objective, except for the MainStay ICAP Global Fund, is also a fundamental investment policy which cannot be changed without the approval of a majority of the relevant Fund's outstanding voting securities. The MainStay ICAP Global Fund's investment objective can be changed without shareholder approval.

EQUITY SECURITIES

Certain Funds may invest in equity securities for capital appreciation or other reasons. Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When you buy the equity securities of a corporation, you own a portion of the issuing corporation. Equity securities may be bought on stock exchanges, such as the New York Stock Exchange, NASDAQ Stock Market, Inc. ("NASDAQ"), the American Stock Exchange, foreign stock exchanges, or in the over-the-counter market, such as NASDAQ's Over-the-Counter Bulletin Board. There are many different types of equity securities, including (without limitation):

- common and preferred stocks;

- convertible securities;

- American Depositary Receipts ("ADRs");

- Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs") (for MainStay ICAP Global Fund and MainStay ICAP International Fund only); and

- real estate investment trusts ("REITs").

Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid.

The risks involved with investing in common stocks and other equity securities include (without limitation):

- Changing economic conditions: Equity securities may fluctuate as a result of general economic conditions, including changes in interest rates.

- Industry and company conditions: Certain industries may come in and out of favor with investors. In addition, changing technology and competition may make equity securities volatile.

- Security selection: The manager may not be able to consistently select the equity securities that appreciate in value, or to anticipate changes which can adversely affect the value of a Fund's holdings. Investments in mid-size and small-size companies may be more volatile than investments in larger companies.

- Investments in foreign companies entail the special risks of international investing, including currency exchange fluctuations, government regulations and the potential for political and economic instability.

INVESTMENT SELECTION PROCESS

ICAP uses a team approach with a primarily large-cap value-oriented investment style. ICAP believes that a team approach to managing assets helps ensure that its investment style is consistently applied over time and that the knowledge, experience and interaction of its investment professionals greatly enhance the investment decision-making process. ICAP's investment process involves three key components: research, valuation and identification of a catalyst.

NOT INSURED--YOU COULD LOSE MONEY

Before considering an investment in a Fund, you should understand that you could lose money.

NAV WILL FLUCTUATE

The value of Fund shares, also known as the net asset value (NAV), generally fluctuates based on the value of the Fund's holdings.

Investments in common stocks and other equity securities are particularly subject to the risks of changing economic, stock market, industry and company conditions, currency exchange rates, and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of a Fund's holdings.

MORE INFORMATION

The next section of this Prospectus gives you more detailed information about the investment objectives, policies, strategies, risks, performance, and expenses of each of the Funds. Please review it carefully.

                      [This page intentionally left blank]

---------------------------
The S&P 500(R) INDEX is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Typically, companies included in the S&P 500(R) Index are the largest and most dominant in their respective industries. The market capitalizations of companies in this Index fluctuate; as of March 31, 2008, they range from $584 million to $455 billion.


MAINSTAY ICAP
EQUITY FUND

The ICAP Equity Fund's investment objective is to seek a superior total return with only a moderate degree of risk.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing primarily in U.S. dollar-denominated equity securities of U.S. and foreign companies with market capitalizations of at least $2 billion. The Fund seeks to achieve a total return greater than the Standard & Poor's 500(R) Index (the "S&P 500(R) INDEX") over a full market cycle and indices comprised of value-oriented stocks over shorter periods. The Fund intends to be virtually fully invested in equity securities at all times. The Fund will typically hold between 40 and 50 securities.

INVESTMENT PROCESS

ICAP's investment process involves the following three key components:

Research. Research is key to the investment process. ICAP principally employs internally generated research to evaluate the financial condition and business prospects of every company it considers, focusing on those companies where a catalyst is about to occur. ICAP performs fundamental research, generally including communication with the top management at each of these companies, and often the customers, competitors and suppliers of these companies.

Valuation. ICAP uses its proprietary valuation models to identify, from a universe of large- and mid-capitalization companies, those companies that ICAP believes offer the best relative values. According to the models, the stocks of these companies sell below the price-to-earnings ratio warranted by their prospects. From these undervalued companies, ICAP then eliminates from consideration those stocks that exhibit deteriorating earnings trends. By investing in companies with stable-to-improving earnings patterns with reasonable valuations, ICAP attempts to lessen investment risk in the search for superior returns.

Identification of a Catalyst. ICAP looks beyond traditional measures of value to find companies where a catalyst for positive change is about to occur. Specifically, ICAP focuses on companies where this catalyst has the potential to produce significant stock appreciation relative to the market over 12 to 18 months. The catalyst can be thematic (e.g., global economic recovery) or company specific (e.g., a corporate restructuring or the introduction of a new product).

Before a security is added to the Fund, ICAP's investment team generally discusses, evaluates and approves each recommendation. Using this highly disciplined process, ICAP's investment team typically selects 40 to 50 securities for the Fund.

The process does not end with the purchase of a security. ICAP continuously monitors each security and evaluates whether to eliminate a security when its target price is achieved, the catalyst becomes inoperative or another stock offers greater opportunity for appreciation.

                                                                ICAP EQUITY FUND

---------------------------

PORTFOLIO TURNOVER measures the amount of trading a fund does during the year.

The Fund is subject to a non-fundamental investment policy that requires at least 80% of its assets to be invested in common stocks and other equity securities. The Board of Directors may change this policy without shareholder approval, provided that shareholders are given at least 60 days' notice. Other equity securities may include ADRs, warrants, REITs, preferred stocks and other securities convertible or exchangeable into common stock.

The Fund may invest up to 30% of its net assets in options and futures transactions, sometimes referred to as derivative transactions.

PRINCIPAL RISKS

Investments in common stocks and other equity securities are subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunities for greater gain often come with the possibility of a greater risk of loss. Some of the securities, therefore, may carry above-average risk compared to the risk of securities found in common stock indices, such as the Dow Jones Industrial Average and the S&P 500 Index.

The Fund's investments may also include mid-cap stocks. Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies. The returns may vary significantly from the overall stock market. In comparison to stocks of companies with larger capitalizations, these companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes and cyclical, static or moderate growth prospects.

The Fund will typically hold between 40 and 50 securities. As a result, a larger percentage of its assets may be invested in a particular issuer or in fewer companies than is typical of other mutual funds. This may increase volatility. The Fund will be more susceptible to adverse economic, political, regulatory or market developments affecting a single issuer.

The use of options and futures transactions involves risks and special considerations which include, among others, correlation risk and liquidity risk. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange-traded contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. Over-the-counter transactions generally are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Investments in foreign companies, in the form of depositary receipts such as ADRs, may entail the special risks of international investing, including currency exchange fluctuations, government regulations and the potential for political and economic instability.

Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

For more information regarding risk factors, please see "Investment Objectives, Principal Investment Strategies and Principal Risks: An Overview" on pages 3-4 and "More About Investment Strategies and Risks" on pages 28-30.

ICAP EQUITY FUND

[ICAP Equity Fund Bar Chart]

98                                                                               11.42
99                                                                               16.28
00                                                                                7.86
01                                                                               -0.61
02                                                                              -24.66
03                                                                               28.83
04                                                                               11.33
05                                                                               10.91
06                                                                               20.17
07                                                                                6.20

ANNUAL RETURNS, CLASS I
(by calendar year 1998-2007)

PAST PERFORMANCE


The bar chart (left) and table (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance varied over the last ten years. The table shows how the Fund's average annual total returns (before and after taxes) for one, five, and ten year periods compare to those of two broad-based securities market indices. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. Absent expense limitations and/or fee waivers, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class A, C, R1, R2 and R3 shares, first offered August 31, 2006, include the historical performance of Class I shares from January 1, 1998 through August 30, 2006 adjusted for differences in certain contractual expense and fees for Class A, C, R1, R2, and R3 shares. Performance figures for Investor Class shares, first offered on April 29, 2008 include the historical performance of Class A shares from January 1, 1998 through December 31, 2007, adjusted for differences in certain contractual expense and fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Unadjusted, the performance shown for the newer classes might have been lower.


BEST AND WORST QUARTERLY RETURNS, CLASS I
(1998-2007)

                                                                    RETURN         QUARTER/YEAR
  Highest return/best quarter                                       16.48%            4Q/98
  Lowest return/worst quarter                                       -19.67            3Q/02




AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2007)

                                                                    1 YEAR      5 YEARS        10 YEARS
  ICAP Equity Fund
  Return Before Taxes



    Investor Class                                                  -0.04%       13.60%          6.93%
    Class A                                                         -0.04%       13.60%          6.93%
    Class C                                                          4.07%       14.03%          6.74%
    Class I                                                          6.20%       15.21%          7.83%
    Class R1                                                         6.10%       15.11%          7.72%
    Class R2                                                         5.82%       14.82%          7.45%
    Class R3                                                         5.55%       14.53%          7.18%
    Return After Taxes on Distributions(1)
    Class I                                                          3.67%       13.40%          6.54%
    Return After Taxes on Distributions and Sale of Fund
  Shares(1)



    Class I                                                          6.35%       12.87%          6.39%
  S&P 500(R) Index(2)
  (reflects no deductions for fees, expenses, or taxes)              5.49%       12.83%          5.91%
  S&P 500/Citigroup Value Index(3)
  (reflects no deductions for fees, expenses, or taxes)              1.99%       14.73%          6.66%




(1) After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares of the Fund. After-tax returns for Investor Class and Class A, C, R1, R2 and R3 shares may vary.

(2) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. You cannot invest directly in an index.

(3) The S&P 500/Citigroup Value Index is an unmanaged index of stocks representing approximately half of the market capitalization of the stocks in the S&P 500 Index that, on a growth-value spectrum, have been identified as falling either wholly or partially within the value half of the spectrum based on multiple factors. You cannot invest directly in an index.

                                                                ICAP EQUITY FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES
  (fees paid directly from your investment)
                                                    INVESTOR
                                                     CLASS      CLASS A    CLASS C    CLASS I    CLASS R1    CLASS R2    CLASS R3

  Maximum Sales Charge (Load) Imposed on
  Purchases
  (as a percentage of offering price)                 5.50%       5.50%     None       None       None        None        None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original
  offering price or redemption proceeds)             None        None        1.00%     None       None        None        None

  Redemption/Exchange Fee
  (as a percentage of redemption proceeds)           None        None       None       None       None        None        None



  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fees(2)                                  0.80%       0.80%      0.80%      0.80%      0.80%       0.80%       0.80%



  Distribution and/or Service (12b-1) Fees(3)         0.25%       0.25%      1.00%     None       None         0.25%       0.50%

  Other Expenses(4)                                   0.47%       0.15%      0.42%      0.12%      0.22%       0.22%       0.22%



  Total Annual Fund Operating Expenses(5)             1.52%       1.20%      2.22%      0.92%      1.02%       1.27%       1.52%

  Fee Recoupments/(Waivers/Reimbursements)(5)        (0.33)%     (0.01)%    (0.28)%    (0.12)%    (0.12)%     (0.12)%     (0.12)%



  Net Annual Fund Operating Expenses(5)               1.19%       1.19%      1.94%      0.80%      0.90%       1.15%       1.40%

(1) Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares effected within one year of the date of purchase.

(2) The management fee for the Fund is an annual percentage of the Fund's average net assets.

(3) Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

(4) "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes. "Other Expenses" for Class R1, R2 and R3 shares include shareholder service fees of 0.10%. "Other Expenses" shown for Investor Class shares are estimated; actual expenses may vary. "Other Expenses" have been restated to reflect the expected impact of class and fee restructuring (where applicable).

(5) Each class of shares of the Fund is subject to an expense limitation agreement with NYLIM. Effective April 29, 2008, NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses do not exceed the following amounts of average daily net assets for each class: Investor Class, 1.19%; Class A, 1.19%; Class C, 1.94%; Class I, 0.80%; Class R1, 0.90%; Class R2, 1.15%; and
Class R3, 1.40%. This expense cap agreement will terminate on May 1, 2009, unless extended. There is no guarantee that the contractual waiver/reimbursement will continue after that date.

Effective May 1, 2007, NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

Between May 1, 2007 and April 29, 2008, NYLIM had a written expense limitation agreement that set the expense limitation for Class A, Class C, Class I, Class R1, Class R2, and Class R3 shares the same as in the April 29, 2008 Agreement.

Prior to May 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.

The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.

The amounts shown under "Net Annual Fund Operating Expenses" above reflect a restatement of the Fund's net annual operating expenses for the current fiscal year (through December 31, 2008), after taking into account the estimated impact of class and fee restructuring and any actual or projected applicable fee waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year.

ICAP EQUITY FUND

EXAMPLE*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

                     INVESTOR
                      CLASS        CLASS A                 CLASS C                  CLASS I   CLASS R1   CLASS R2   CLASS R3
                                             Assuming no   Assuming redemption at
  Expenses After                             redemption      end of each period
   1 Year             $  665       $  665      $  197              $  297           $   82     $   92     $  117     $  143

   3 Years            $  973       $  909      $  667              $  667           $  281     $  313     $  391     $  469



   5 Years            $1,304       $1,172      $1,164              $1,164           $  498     $  552     $  685     $  818

  10 Years            $2,236       $1,924      $2,533              $2,533           $1,120     $1,237     $1,523     $1,802




* The above Example takes into account the impact of class and fee restructuring (where applicable) and any actual or projected applicable fee waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year.

                      [This page intentionally left blank]

---------------------------
The S&P 500(R) INDEX is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Typically, companies included in the S&P 500(R) Index are the largest and most dominant in their respective industries. The market capitalizations of companies in this Index fluctuate; as of March 31, 2008, they range from $584 million to $455 billion.

MAINSTAY ICAP
SELECT EQUITY FUND

The ICAP Select Equity Fund's investment objective is to seek a superior total return.

PRINCIPAL INVESTMENT STRATEGIES


The Fund seeks to achieve its investment objective by investing primarily in U.S. dollar-denominated equity securities of U.S. and foreign companies with market capitalizations of at least $2 billion. The Fund seeks to achieve a total return greater than the S&P 500(R) INDEX over a full market cycle and indices comprised of value-oriented stocks over shorter periods. While the MainStay ICAP Equity and MainStay ICAP Select Equity Funds are similar, the MainStay ICAP Select Equity Fund will concentrate its investments in fewer securities than the MainStay ICAP Equity Fund. The MainStay ICAP Select Equity Fund will typically hold between 20 and 30 securities.


INVESTMENT PROCESS

ICAP's investment process involves the following three key components:

Research. Research is key to the investment process. ICAP principally employs internally generated research to evaluate the financial condition and business prospects of every company it considers, focusing on those companies where a catalyst is about to occur. ICAP performs fundamental research, generally including communication with the top management at each of these companies, and often the customers, competitors and suppliers of these companies.

Valuation. ICAP uses its proprietary valuation models to identify, from a universe of large- and mid-capitalization companies, those companies that ICAP believes offer the best relative values. According to the models, the stocks of these companies sell below the price-to-earnings ratio warranted by their prospects. From these undervalued companies, ICAP then eliminates from consideration those stocks that exhibit deteriorating earnings trends. By investing in companies with stable-to-improving earnings patterns with reasonable valuations, ICAP attempts to lessen investment risk in the search for superior returns.

Identification of a Catalyst. ICAP looks beyond traditional measures of value to find companies where a catalyst for positive change is about to occur. Specifically, ICAP focuses on companies where this catalyst has the potential to produce significant stock appreciation relative to the market over 12 to 18 months. The catalyst can be thematic (e.g., global economic recovery) or company specific (e.g., a corporate restructuring or the introduction of a new product).

Before a security is added to the Fund, ICAP's investment team generally discusses, evaluates and approves each recommendation. Using this highly disciplined process, ICAP's investment team typically selects 20 to 30 securities for the Fund.

The process does not end with the purchase of a security. ICAP continuously monitors each security and evaluates whether to eliminate a security when its target price is achieved, the catalyst becomes inoperative or another stock offers greater opportunity for appreciation.

                                                         ICAP SELECT EQUITY FUND

---------------------------

PORTFOLIO TURNOVER measures the amount of trading a fund does during the year.

The Fund is subject to a non-fundamental investment policy that requires at least 80% of its assets to be invested in common stocks and other equity securities. The Board of Directors may change this policy without shareholder approval, provided that shareholders are given at least 60 days' notice. Other equity securities may include ADRs, warrants, REITs, preferred stocks and other securities convertible or exchangeable into common stock.

The Fund may invest up to 30% of its net assets in options and futures transactions, sometimes referred to as derivative transactions.

PRINCIPAL RISKS

Investments in common stocks and other equity securities are subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunities for greater gain often come with the possibility of a greater risk of loss. Some of the securities, therefore, may carry above-average risk compared to the risk of securities found in common stock indices, such as the Dow Jones Industrial Average and the S&P 500 Index.

The Fund's investments may also include mid-cap stocks. Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies. The returns may vary significantly from the overall stock market. In comparison to stocks of companies with larger capitalizations, these companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes and cyclical, static or moderate growth prospects.

The Fund will typically hold between 20 and 30 securities. As a result, a larger percentage of its assets may be invested in a particular issuer or in fewer companies than is typical of other mutual funds. This may increase volatility. The Fund will be more susceptible to adverse economic, political, regulatory or market developments affecting a single issuer.

The use of options and futures transactions involves risks and special considerations which include, among others, correlation risk and liquidity risk. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange-traded contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. Over-the-counter transactions generally are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Investments in foreign companies, in the form of depositary receipts such as ADRs, may entail the special risks of international investment, including currency exchange fluctuations, government regulations and the potential for political and economic instability.

Due to its trading strategies, the Fund's PORTFOLIO TURNOVER rate may be between 150% and 300%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

For more information regarding risk factors, please see "Investment Objectives, Principal Investment Strategies and Principal Risks: An Overview" on pages 3-4 and "More About Investment Strategies and Risks" on pages 28-30.

ICAP SELECT EQUITY FUND

[ICAP Select Equity Fund Bar Chart]

98                                                                               15.33
99                                                                               27.17
00                                                                                9.49
01                                                                               -1.59
02                                                                              -24.53
03                                                                               40.68
04                                                                               17.98
05                                                                                9.22
06                                                                               20.60
07                                                                                6.95

ANNUAL RETURNS, CLASS I
(by calendar year 1998-2007)

PAST PERFORMANCE

The bar chart (left) and table (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance varied over the last ten years. The table shows how the Fund's average annual total returns (before and after taxes) for one, five, and ten year periods compare to those of two broad-based securities market indices. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. Absent expense limitations and/or fee waivers, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class A, C, R1, R2 and R3 shares, first offered August 31, 2006, includes the historical performance of Class I shares from January 1, 1998 through August 30, 2006 adjusted for differences in certain contractual expense and fees for Class A, C, R1, R2, and R3 shares. Performance figures for Investor Class shares, first offered on April 29, 2008, include the historical performance of Class A shares from January 1, 1998 through December 31, 2007, adjusted for differences in certain contractual expense and fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Unadjusted, the performance shown for the newer classes might have been lower.

BEST AND WORST QUARTERLY RETURNS, CLASS I
(1998-2007)

                                                                    RETURN         QUARTER/YEAR
  Highest return/best quarter                                       18.66%            4Q/98
  Lowest return/worst quarter                                       -19.06            3Q/02




AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2007)

                                                                    1 YEAR      5 YEARS      10 YEARS
  ICAP Select Equity Fund
  Return Before Taxes
    Investor Class                                                   0.76%      16.87%         9.89%
    Class A                                                          0.76%      16.87%         9.89%
    Class C                                                          4.90%      17.32%         9.69%
    Class I                                                          6.95%      18.51%        10.80%
    Class R1                                                         6.87%      18.41%        10.69%
    Class R2                                                         6.56%      18.10%        10.41%
    Class R3                                                         6.30%      17.81%        10.14%




  Return After Taxes on Distributions(1)
    Class I                                                          4.00%      17.37%         9.86%
  Return After Taxes on Distributions and Sale of Fund
  Shares(1)
    Class I                                                          6.35%      16.03%         9.20%




  S&P 500(R) Index(2)
  (reflects no deductions for fees, expenses, or taxes)              5.49%      12.83%         5.91%
  S&P 500/Citigroup Value Index(3)
  (reflects no deductions for fees, expenses, or taxes)              1.99%      14.73%         6.66%




(1) After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares of the Fund. After-tax returns for Investor Class, Class A, C, R1, R2 and R3 shares may vary.

(2) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume reinvestment of all income and capital gains. You cannot invest directly in an index.

(3) The S&P 500/Citigroup Value Index is an unmanaged index of stocks representing approximately half of the market capitalization of the stocks in the S&P 500 Index that, on a growth-value spectrum, have been identified as falling either wholly or partially within the value half of the spectrum based on multiple factors. You cannot invest directly in an index.

                                                         ICAP SELECT EQUITY FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES
  (fees paid directly from your investment)
                                                             INVESTOR
                                                              CLASS       CLASS A  CLASS C  CLASS I  CLASS R1  CLASS R2  CLASS R3

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                          5.50%        5.50%   None     None     None      None      None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original
  offering price or redemption proceeds)                    None           None      1.00%   None     None      None      None

  Redemption/Exchange Fee
  (as a percentage of redemption proceeds)                  None           None     None     None     None      None      None



  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)




  Management Fees(2)                                           0.80%        0.80%    0.80%    0.80%    0.80%     0.80%     0.80%



  Distribution and/or Service (12b-1) Fees(3)                  0.25%        0.25%    1.00%   None     None       0.25%     0.50%




  Other Expenses(4)                                            0.27%        0.16%    0.25%    0.11%    0.21%     0.21%     0.21%



  Total Annual Fund Operating Expenses(5)                      1.32%        1.21%    2.05%    0.91%    1.01%     1.26%     1.51%

  Fee Recoupments/(Waivers/Reimbursements)(5)                 (0.11)%      (0.11)%  (0.11)%  (0.11)%  (0.11)%   (0.11)%   (0.11)%



  Net Annual Fund Operating Expenses(5)                        1.21%        1.10%    1.94%    0.80%    0.90%     1.15%     1.40%

(1) Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares effected within one year of the date of purchase.

(2) The management fee for the Fund is an annual percentage of the Fund's average net assets.

(3) Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

(4) "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes. "Other Expenses" for Class R1, R2 and R3 shares include shareholder service fees of 0.10%. "Other Expenses" shown for Investor Class shares are estimated; actual expenses may vary. "Other Expenses" have been restated to reflect the expected impact of class and fee restructuring (where applicable).

(5) Each class of shares of the Fund is subject to an expense limitation agreement with NYLIM. Effective April 29, 2008, NYLIM has entered into a written expense limitation agreement, under which the management fee will be waived and/or the operating expenses will be reimbursed to the extent necessary to ensure that the total ordinary operating expenses for the Fund's Class I shares do not exceed 0.80% of its average net assets. The expense cap agreement will terminate on August 25, 2008, unless extended. NYLIM will apply an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund.

Effective May 1, 2007, NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerages and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.

The amounts shown under "Net Annual Fund Operating Expenses" above reflect a restatement of the Fund's net annual operating expenses for the current fiscal year (through December 31, 2008), after taking into account the estimated impact of class and fee restructuring and any actual or projected applicable fee waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year.

ICAP SELECT EQUITY FUND

EXAMPLE*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

                  INVESTOR CLASS   CLASS A                 CLASS C                 CLASS I   CLASS R1   CLASS R2   CLASS R3
                                             Assuming no    Assuming redemption
  Expenses after                             redemption    at end of each period
   1 Year             $  670       $  660      $  201              $  301          $   86     $   96     $  121     $  146

   3 Years            $  939       $  906      $  636              $  636          $  283     $  314     $  393     $  470



   5 Years            $1,227       $1,172      $1,097              $1,097          $  497     $  551     $  685     $  817

  10 Years            $2,047       $1,929      $2,374              $2,374          $1,113     $1,230     $1,516     $1,795




* The above Example takes into account the impact of class and fee restructuring (where applicable) and any actual or projected applicable fee waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year.

---------------------------
The MSCI WORLD INDEX is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed markets. The market capitalizations of companies in the Index fluctuate; as of March 31, 2008, they ranged from $256 million to $455 billion.

MAINSTAY ICAP
GLOBAL FUND

The ICAP Global Fund's investment objective is to seek a superior total return.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing primarily in equity securities of U.S. and foreign companies with market capitalizations of at least $2 billion. The Fund may invest in equity securities of companies that trade in developed, emerging or developing markets. The Fund's investments may be publicly traded in the U.S. or on a foreign exchange, and may be bought or sold in a foreign currency. The Fund seeks to achieve a total return greater than the Morgan Stanley Capital International World Index (the "MSCI WORLD INDEX"). The Fund will typically hold between 50 and 80 securities. Under normal market conditions, the Fund will invest a significant amount of its assets (at least 40%, unless ICAP deems market conditions to be unfavorable, in which case the Fund will invest at least 30%) in securities of companies organized or located outside the United States or doing a substantial amount of business outside the United States. The Fund will allocate its assets among various countries (at least three different countries), including the United States.

The Fund may invest in foreign common stocks and other equity securities and currencies. Other equity securities may include ADRs, GDRs, EDRs, warrants, REITs, preferred stocks and other securities convertible or exchangeable into common stock. Common stocks of foreign companies are equity securities issued by a corporation domiciled outside of the United States that trade on a foreign securities exchange.

INVESTMENT PROCESS

ICAP's investment process involves the following three key components:

Research. Research is key to the investment process. ICAP principally employs internally generated research to evaluate the financial condition and business prospects of every company it considers, focusing on those companies where a catalyst is about to occur. ICAP performs fundamental research, generally including communication with the top management at each of these companies, and often the customers, competitors and suppliers of these companies.

Valuation. ICAP uses its proprietary valuation models to identify, from a universe of large- and mid-capitalization companies, those companies that ICAP believes offer the best relative values. According to the models, the stocks of these companies sell below the price-to-earnings ratio warranted by their prospects. From these undervalued companies, ICAP then eliminates from consideration those stocks that exhibit deteriorating earnings trends. By investing in companies with stable-to-improving earnings patterns with reasonable valuations, ICAP attempts to lessen investment risk in the search for superior returns.

Identification of a Catalyst. ICAP looks beyond traditional measures of value to find companies where a catalyst for positive change is about to occur. Specifically, ICAP focuses on companies where this catalyst has the potential to produce significant stock appreciation relative to the market over 12 to 18 months. The catalyst can be thematic (e.g., global economic recovery) or

ICAP GLOBAL FUND

company specific (e.g., a corporate restructuring or the introduction of a new product).

Before a security is added to the Fund, ICAP's investment team generally discusses, evaluates and approves each recommendation. Using this highly disciplined process, ICAP's investment team typically selects 50 to 80 securities for the Fund.

The process does not end with the purchase of a security. ICAP continuously monitors each security and evaluates whether to eliminate a security when its target price is achieved, the catalyst becomes inoperative or another stock offers greater opportunity for appreciation.

The Fund may invest up to 30% of its net assets in options and futures transactions, sometimes referred to as derivative transactions.

PRINCIPAL RISKS

Investments in common stocks and other equity securities are subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunities for greater gain often come with the possibility of a greater risk of loss. Some of the securities, therefore, may carry above-average risk compared to the risk of securities found in common stock indices, such as the Dow Jones Industrial Average and the S&P 500 Index.

An investment in the Fund entails the special risks of international investing, including currency exchange fluctuations, government regulations and the potential for political and economic instability. Risks relating to withholding or other taxes, trading, settlement, custodial and other operational risks and the loss of stringent investor protection and disclosure standards of some foreign markets may cause the Fund's share price to be more volatile than that of a U.S.-only fund. The Fund may incur higher expenses and costs when making foreign investments, which will affect the Fund's total return. Because the Fund may invest in securities of companies trading in emerging or developing markets, investing in this Fund involves risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and regulatory oversight can be less than in more developed markets. Less developed countries may have smaller securities markets and lower trading volumes, which may lead to greater price volatility. The legal and accounting structures of these countries may be less developed, creating a greater likelihood of high levels of inflation, deflation or currency devaluations, which could affect their economies and securities markets. Changes affecting particular regions or sectors of international markets may also have a significant impact on the Fund. Investments in foreign companies, in the form of depositary receipts, such as ADRs, GDRs or EDRs, may entail the special risks of international investing.

The Fund's investments may also include mid-cap stocks. Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies. The returns may vary significantly from the overall stock market. In comparison to stocks of companies with larger capitalizations, these companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes and cyclical, static or moderate growth prospects.

The Fund will typically hold between 50 and 80 securities. As a result, a larger percentage of its assets may be invested in a particular issuer or in fewer companies than is typical of other mutual funds. This may increase volatility. The Fund will be more susceptible to adverse economic, political, regulatory or market developments affecting a single issuer.

                                                                ICAP GLOBAL FUND

---------------------------
PORTFOLIO TURNOVER
measures the amount of trading a Fund does during the year.

The use of options and futures transactions involves risks and special considerations which include, among others, correlation risk and liquidity risk. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange-traded contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. Over-the-counter transactions generally are less liquid than exchange-traded derivatives since they often can be closed out only with the other party to the transaction.

Due to its trading strategies, it is anticipated that the Fund may exceed a PORTFOLIO TURNOVER rate of 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

For more information regarding risk factors, please see "Investment Objectives, Principal Investment Strategies and Principal Risks: An Overview" on pages 3-4 and "More About Investment Strategies and Risks" on pages 28-30.

PAST PERFORMANCE

As the Fund has not yet commenced operations as of the date of this Prospectus, no full calendar year performance information is available.

ICAP GLOBAL FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES
  (fees paid directly from your investment)
                                                                   INVESTOR
                                                                    CLASS           CLASS A      CLASS C      CLASS I

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                 5.50%           5.50%        None         None



  Maximum Deferred Sales Charge (load)(1)
  (as a percentage of the lesser of the original offering
  price or redemption proceeds)                                       None            None         1.00%        None

  Redemption/Exchange Fee(2)
  (as a percentage of redemption proceeds)                            2.00%           2.00%        2.00%        2.00%



  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fees(3)                                                  0.80%           0.80%        0.80%        0.80%



  Distribution and/or Service (12b-1) Fees(4)                         0.25%           0.25%        1.00%        None

  Other Expenses(5)                                                   0.89%           0.65%        0.89%        0.65%



  Total Annual Fund Operating Expenses(6,7)                           1.94%           1.70%        2.69%        1.45%

  Fee Recoupments/(Waivers/Reimbursements)(6)                        (0.74)%         (0.55)%      (0.74)%      (0.55)%



  Net Annual Fund Operating Expenses(6,7)                             1.20%           1.15%        1.95%        0.90%

(1) Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares effected within one year of the date of purchase.

(2) The redemption fee applies to redemptions (including exchanges) of any class of shares made within 60 days of purchase. The fee, where applicable, is deducted from your redemption proceeds and is payable to the Fund. The fee is designed to ensure that the transaction and administrative costs are borne by investors making the short-term transactions and not by long-term shareholders in the Fund. Please see "Redemption Fee" in the Shareholder Guide for additional information.

(3) The management fee for the Fund is an annual percentage of the Fund's average net assets.

(4) Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

(5) "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes.

(6) Each class of shares of the Fund is subject to an expense limitation agreement with NYLIM. Effective April 29, 2008, NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses for the class do not exceed the following amounts of average daily net assets for each class: Investor Class, 1.20%; Class A, 1.15%; Class C, 1.95%; and Class I, 0.90%. There is no guarantee that the contractual waiver/reimbursement will continue after that date. These expense limitations may be modified or terminated only with the approval of the Board.

 NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

 The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.

(7) Expenses for Investor Class, Class A, C and I shares are based on estimates; actual expenses may vary.

                                                                ICAP GLOBAL FUND

EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

                  INVESTOR CLASS   CLASS A                   CLASS C                    CLASS I
                                             Assuming no   Assuming redemption at end
  Expenses After                             redemption          of each period
   1 Year             $  666       $  661       $198                  $298               $ 92
   3 Years            $1,058       $1,006       $765                  $765               $405




---------------------------
The MSCI-EAFE(R) INDEX is an unmanaged capitalization-weighted index containing approximately 1,199 equity securities of companies located outside the U.S. The market capitalizations of companies in this Index fluctuate; as of March 31, 2008, they range from $328 million to $197 billion.

MAINSTAY ICAP
INTERNATIONAL FUND

The ICAP International Fund's investment objective is to seek a superior total return with income as a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing primarily in equity securities of foreign companies with market capitalizations of at least $2 billion. The Fund may invest in equity securities of companies that trade in developed, emerging or developing markets. The Fund's investments may be publicly traded in the U.S. or on a foreign exchange, and may be bought or sold in a foreign currency. The Fund seeks to achieve a total return greater than the MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST INDEX (THE "MSCI-EAFE(R) INDEX"). The Fund will typically hold between 30 and 50 securities. The Fund at all times will have a majority of assets invested in foreign companies, with significant investments in at least three countries outside the United States.

The Fund may invest in foreign common stocks and other equity securities and currencies. Other equity securities may include ADRs, GDRs, EDRs, warrants, REITs, preferred stocks and other securities convertible or exchangeable into common stock. Common stocks of foreign companies are equity securities issued by a corporation domiciled outside of the United States that trade on a foreign securities exchange.

INVESTMENT PROCESS

ICAP's investment process involves the following three key components:

Research. Research is key to the investment process. ICAP principally employs internally generated research to evaluate the financial condition and business prospects of every company it considers, focusing on those companies where a catalyst is about to occur. ICAP performs fundamental research, generally including communication with the top management at each of these companies, and often the customers, competitors and suppliers of these companies.

Valuation. ICAP uses its proprietary valuation models to identify, from a universe of large- and mid-capitalization companies, those companies that ICAP believes offer the best relative values. According to the models, the stocks of these companies sell below the price-to-earnings ratio warranted by their prospects. From these undervalued companies, ICAP then eliminates from consideration those stocks that exhibit deteriorating earnings trends. By investing in companies with stable-to-improving earnings patterns with reasonable valuations, ICAP attempts to lessen investment risk in the search for superior returns.

Identification of a Catalyst. ICAP looks beyond traditional measures of value to find companies where a catalyst for positive change is about to occur. Specifically, ICAP focuses on companies where this catalyst has the potential to produce significant stock appreciation relative to the market over 12 to 18 months. The catalyst can be thematic (e.g., global economic recovery) or company specific (e.g., a corporate restructuring or the introduction of a new product).

                                                         ICAP INTERNATIONAL FUND

Before a security is added to the Fund, ICAP's investment team generally discusses, evaluates and approves each recommendation. Using this highly disciplined process, ICAP's investment team typically selects 30 to 50 securities for the Fund.

The process does not end with the purchase of a security. ICAP continuously monitors each security and evaluates whether to eliminate a security when its target price is achieved, the catalyst becomes inoperative or another stock offers greater opportunity for appreciation.

The Fund may invest up to 30% of its net assets in options and futures transactions, sometimes referred to as derivative transactions.

PRINCIPAL RISKS

Investments in common stocks and other equity securities are subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunities for greater gain often come with the possibility of a greater risk of loss. Some of the securities, therefore, may carry above-average risk compared to the risk of securities found in common stock indices, such as the Dow Jones Industrial Average and the S&P 500 Index.

An investment in the Fund entails the special risks of international investing, including currency exchange fluctuations, government regulations and the potential for political and economic instability. Risks relating to withholding or other taxes, trading, settlement, custodial and other operational risks and the loss of stringent investor protection and disclosure standards of some foreign markets may cause the Fund's share price to be more volatile than that of a U.S.-only fund. The Fund may incur higher expenses and costs when making foreign investments, which will affect the Fund's total return. Because the Fund may invest in securities of companies trading in emerging or developing markets, investing in this Fund involves risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and regulatory oversight can be less than in more developed markets. Less developed countries may have smaller securities markets and lower trading volumes, which may lead to greater price volatility. The legal and accounting structures of these countries may be less developed, creating a greater likelihood of high levels of inflation, deflation or currency devaluations, which could affect their economies and securities markets. Changes affecting particular regions or sectors of international markets may also have a significant impact on the Fund. Investments in foreign companies, in the form of depositary receipts, such as ADRs, GDRs or EDRs, may entail the special risks of international investing.

The Fund's investments may also include mid-cap stocks. Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies. The returns may vary significantly from the overall stock market. In comparison to stocks of companies with larger capitalizations, these companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes and cyclical, static or moderate growth prospects.

The Fund will typically hold between 30 and 50 securities. As a result, a larger percentage of its assets may be invested in a particular issuer or in fewer companies than is typical of other mutual funds. This may increase volatility. The Fund will be more susceptible to adverse economic, political, regulatory or market developments affecting a single issuer.

The use of options and futures transactions involves risks and special considerations which include, among others, correlation risk and liquidity risk. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of a derivative instrument and price

ICAP INTERNATIONAL FUND

---------------------------

PORTFOLIO TURNOVER measures the amount of trading a Fund does during the year.

movements of investments being hedged. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange-traded contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. Over-the-counter transactions generally are less liquid than exchange-traded derivatives since they often can be closed out only with the other party to the transaction.

Due to its trading strategies, it is anticipated that the Fund may exceed a PORTFOLIO TURNOVER rate of 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

For more information regarding risk factors, please see "Investment Objectives, Principal Investment Strategies and Principal Risks: An Overview" on pages 3-4 and "More About Investment Strategies and Risks" on pages 28-30.

                                                         ICAP INTERNATIONAL FUND

[ICAP International Fund Bar Chart]

98                                                                               27.40
99                                                                               22.03
00                                                                               -4.81
01                                                                               -8.95
02                                                                              -18.37
03                                                                               41.85
04                                                                               26.87
05                                                                               19.15
06                                                                               24.30
07                                                                               11.52

ANNUAL RETURNS, CLASS I
(by calendar year 1998-2007)

PAST PERFORMANCE

The bar chart (left) and table (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance varied over the last ten years. The table shows how the Fund's average annual total returns (before and after taxes) for one, five, and ten year periods compare to those of two broad-based securities market indices. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. Absent expense limitations and/or fee waivers, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class A, C, R1, R2 and R3 shares, first offered August 31, 2006, include the historical performance of Class I shares from January 1, 1998 through August 30, 2006 adjusted for differences in certain contractual expense and fees for Class A, C, R1, R2, and R3 shares. Performance figures for Investor Class shares, first offered on April 29, 2008, include the historical performance of Class A shares from January 1, 1998 through December 31, 2007, adjusted for differences in certain contractual expense and fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Unadjusted, the performance shown for the newer classes might have been lower.

BEST AND WORST QUARTERLY RETURNS, CLASS I
(1998-2007)

                                                                    RETURN         QUARTER/YEAR
  Highest return/best quarter                                       24.20%            4Q/98
  Lowest return/worst quarter                                       -23.77            3Q/02




AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2007)

                                                                    1 YEAR      5 YEARS        10 YEARS
  ICAP International Fund
  Return Before Taxes
    Investor Class                                                   5.08%       22.63%          11.66%
    Class A                                                          5.08%       22.63%          11.66%
    Class C                                                          9.38%       23.09%          11.45%
    Class I                                                         11.52%       24.34%          12.57%
    Class R1                                                        11.41%       24.22%          12.46%
    Class R2                                                        11.16%       23.92%          12.19%
    Class R3                                                        10.82%       23.59%          11.90%




    Return After Taxes on Distributions(1)
    Class I                                                          8.28%       22.79%          10.94%
    Return After Taxes on Distributions and Sale of Fund
  Shares(1)



    Class I                                                          8.99%       21.09%          10.29%

  MSCI-EAFE Index(2,3)
  (reflects no deductions for fees, expenses, or taxes)             11.17%       21.59%           8.66%
  MSCI-Europe Index(4)
  (reflects no deductions for fees, expenses, or taxes)             13.86%       22.78%           9.55%

(1) After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares of the Fund. After-tax returns for Investor Class, Class A, C, R1, R2 and R3 shares may vary.

(2) Effective April 30, 2005, the ICAP International Fund broadened its focus from investments exclusively in Europe to investments in the European region plus all other countries outside of the United States. It also changed its benchmark index from the MSCI-Europe to the MSCI-EAFE (Europe, Australasia, Far
East) to match its broadened investment focus.

(3) The MSCI-EAFE Index is an unmanaged index of international stocks representing the developed world outside of North America. You cannot invest directly in an index.

(4) The MSCI-Europe Index is an unmanaged index generally representative of the European market for large- to mid-capitalization stocks. You cannot invest directly in an index.

ICAP INTERNATIONAL FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES
  (fees paid directly from your investment)
                                                             INVESTOR
                                                              CLASS       CLASS A  CLASS C  CLASS I  CLASS R1  CLASS R2  CLASS R3

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                          5.50%        5.50%   None     None     None      None      None



  Maximum Deferred Sales Charge (load)(1)
  (as a percentage of the lesser of the original
  offering price or redemption proceeds)                    None           None      1.00%   None     None      None      None

  Redemption/Exchange Fee(2)
  (as a percentage of redemption proceeds)                     2.00%        2.00%    2.00%    2.00%    2.00%     2.00%     2.00%



  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fees(3)                                           0.80%        0.80%    0.80%    0.80%    0.80%     0.80%     0.80%



  Distribution and/or Service (12b-1) Fees(4)                  0.25%        0.25%    1.00%   None     None       0.25%     0.50%

  Other Expenses(5)                                            0.35%        0.21%    0.33%    0.18%    0.28%     0.28%     0.28%



  Total Annual Fund Operating Expenses(6)                      1.40%        1.26%    2.13%    0.98%    1.08%     1.33%     1.58%

  Fee Recoupments/(Waiver/Reimbursements)(6)                  (0.18)%      (0.18)%  (0.18)%  (0.18)%  (0.18)%   (0.18)%   (0.18)%



  Net Annual Fund Operating Expenses(6)                        1.22%        1.08%    1.95%    0.80%    0.90%     1.15%     1.40%

(1) Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares effected within one year of the date of purchase.

(2) The redemption fee applies to redemptions (including exchanges) of any class of shares made within 60 days of purchase. The fee, where applicable, is deducted from your redemption proceeds and is payable to the Fund. The fee is designed to ensure that the transaction and administrative costs are borne by investors making the short-term transactions and not by long-term shareholders in the Fund. Please see "Redemption Fee" in the Shareholder Guide for additional information.

(3) The management fee for the Fund is an annual percentage of the Fund's average net assets.

(4) Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

(5) "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes. "Other Expenses" for Class R1, R2 and R3 shares include shareholder service fees of 0.10%. "Other Expenses" shown for Investor Class shares are estimated; actual expenses may vary. "Other Expenses" have been restated to reflect the expected impact of class and fee restructuring (where applicable).

(6) Each class of shares of the Fund is subject to an expense limitation with NYLIM. Effective April 29, 2008, NYLIM has entered into a written expense limitation agreement, under which the management fee will be waived and/or the operating expenses will be reimbursed to the extent necessary to ensure that the total ordinary operating expenses for the Fund's Class I shares do not exceed 0.80% of its average net assets. This expense cap agreement will terminate on August 25, 2008 unless extended. NYLIM will apply an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund.

Effective May 1, 2007, NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreements if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerages and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.

The amounts shown under "Net Annual Fund Operating Expenses" above reflect a restatement of the Fund's net annual operating expenses for the current fiscal year (through December 31, 2008), after taking into account the estimated impact of class and fee restructuring and any actual or projected applicable fee waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year.

                                                         ICAP INTERNATIONAL FUND

EXAMPLE*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

                  INVESTOR CLASS   CLASS A                   CLASS C                    CLASS I   CLASS R1   CLASS R2   CLASS R3
                                             Assuming no   Assuming redemption at end
  Expenses After                             redemption          of each period
   1 Year             $  673       $  660      $  204                $  304             $   88     $   98     $  124     $  149

   3 Years            $  958       $  917      $  656                $  656             $  300     $  332     $  410     $  487



   5 Years            $1,263       $1,193      $1,133                $1,133             $  530     $  584     $  718     $  849

  10 Years            $2,128       $1,979      $2,453                $2,453             $1,141     $1,307     $1,591     $1,868




* The above Example takes into account the impact of class and fee restructuring (where applicable) and any actual or projected applicable fee waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreements in place during the current fiscal year.

MORE ABOUT INVESTMENT STRATEGIES AND RISKS

Information about each Fund's principal investments, investment practices and principal risks appears at the beginning of the Prospectus. The information below describes in greater detail the investments, investment practices and other risks pertinent to one or more of the Funds.

Additional information about the investment practices of the Funds and risks pertinent to these practices is included in the Statement of Additional Information (SAI) (see the back cover of this Prospectus).

INVESTMENT POLICIES AND OBJECTIVES

The MainStay ICAP Equity Fund and MainStay ICAP Select Equity Fund are subject to non-fundamental investment policies that require at least 80% of their assets to be invested in common stocks and other equity securities. This policy may be changed by the Board of Directors only upon 60 days' notice to shareholders. For the purpose of testing the 80% requirement, "assets" means a Fund's net assets plus any borrowings for investment purposes. Under normal circumstances, the 80% requirement must be complied with at the time of purchase when the Fund invests its assets. A Fund which, under normal circumstances, no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, would not have to sell its holdings but would have to make any new investments in such a way as to bring the portfolio more into compliance with the 80% requirement. Where other than normal circumstances exist, a Fund would not be subject to such constraints on new investments.

The investment objective of the ICAP Global Fund is non-fundamental and may be changed without shareholder approval. For all other Funds, the investment objective is fundamental.

AMERICAN DEPOSITARY RECEIPTS ("ADRS"). Each Fund may invest in ADRs. ADRs, which are typically issued by a U.S. financial institution (a "depositary"), evidence ownership interests in a security or pool of securities issued by a foreign company which are held by a depositary. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. Because ADRs are not denominated in the same currency as the underlying securities into which they may be converted, they are subject to currency risks. In addition, depositary receipts involve many of the same risks of investing directly in foreign securities.

FOREIGN SECURITIES

Generally, foreign securities are issued by companies organized outside the U.S. and are traded in markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. For example, foreign investments may be more difficult to sell than U.S. investments. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investments in emerging market countries present risks to a greater degree than those presented by investments in foreign securities in countries with developed securities markets and more advanced regulatory systems.

Some securities may be issued by companies organized outside the U.S. but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, ADRs and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the U.S. but are denominated in U.S. dollars. These securities are subject to some but not all of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar-denominated securities traded in U.S. securities markets.

Many of the foreign securities in which the MainStay ICAP Global Fund and MainStay ICAP International Fund invest will be denominated in foreign currency. Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Fund's assets. However, the MainStay ICAP Global Fund and MainStay ICAP International Fund may engage in foreign currency transactions to attempt to protect the Funds against fluctuations in currency exchange rates in relation to the U.S. dollar.

GLOBAL DEPOSITARY RECEIPTS ("GDRS") AND EUROPEAN DEPOSITARY RECEIPTS ("EDRS").

The MainStay ICAP Global Fund and MainStay ICAP International Fund may invest in GDRs and EDRs. EDRs and GDRs are receipts issued by foreign banks or trust companies, or foreign branches of U.S. banks that represent an interest in shares of either a foreign or U.S. corporation. GDRs and EDRs may not be denominated in the same currency as the underlying securities into which they may be converted, and are subject to currency risks. Depositary receipts involve many of the same risks of investing directly in foreign securities.

LENDING OF PORTFOLIO SECURITIES

All of the Funds may lend their portfolio securities. Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board. A risk of lending portfolio securities, as with other extensions of credit, is the possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, the Manager or the Subadvisor or the Fund's Agent will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

OPTIONS AND FUTURES TRANSACTIONS

The Funds may invest up to 30% of their respective net assets in options and futures transactions, sometimes referred to as derivative transactions. The value of derivative securities is based on certain underlying equity or fixed-income securities, interest rates, currencies or indices and include options, futures, options on futures and swap agreements. The use of these transactions is a highly specialized activity that involves investment techniques and risks that are different from those of ordinary securities transactions. Derivative securities may be hard to sell at an advantageous price or time and are very sensitive to changes in the underlying security, interest rate, currency or index. As a result, derivatives can be highly volatile. If the Subadvisor is wrong about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss. When using derivative instruments, there is a risk that a Fund will lose money if the contract counterparty does not make the required payments or otherwise fails to comply with the terms of the contract. In particular, credit default swaps can result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default is based. In addition, the leverage associated with inverse floaters, a type of derivative, may result in greater volatility in their market value than other income-producing securities.

PORTFOLIO TURNOVER

Portfolio turnover measures the amount of trading a Fund does during the year. Due to their trading strategies, some of the Funds may experience a portfolio turnover rate of over 100%. The portfolio turnover rate for each Fund is found in its Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. Funds with high turnover rates (at or over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you'll pay taxes, even if you don't sell any shares by year-end).

REAL ESTATE INVESTMENT TRUSTS (REITS)

The Funds may invest in REITs. Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including declines in property values, extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency.

RISK MANAGEMENT TECHNIQUES

Various techniques can be used to increase or decrease a Fund's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of a Fund's portfolio of investments. For example, to gain exposure to a particular market, a Fund may be able to purchase a futures contract with respect to that market. The use of such techniques in an attempt to reduce risk is known as "hedging." If the Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

TEMPORARY DEFENSIVE INVESTMENTS

In times of unusual or adverse market conditions, for temporary defensive purposes or for liquidity purposes, each Fund may invest outside the scope of its principal investment strategies. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, each Fund may invest without limit in money market securities and other investments.

SHAREHOLDER GUIDE

The following pages are intended to help you understand the costs associated with buying, holding and selling your Fund investments. Please note that shares of the Funds may not be currently available for purchase by foreign investors.

BEFORE YOU INVEST:
DECIDING WHICH MAINSTAY CLASS OF SHARES TO BUY

This Prospectus offers Investor Class, Class A, C, I, R1, R2 and R3 shares of the Funds. Each share class represents an interest in the same portfolio of securities, but each class has its own sales charge and expense structure, providing you with different choices for meeting the needs of your situation. Depending on how you wish to purchase shares of a Fund, and the Fund in which you wish to invest, the share classes available to you may vary.

The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Important factors to consider include:

- how much you plan to invest;

- how long you plan to hold your shares;

- total expenses associated with each class of shares; and

- whether you qualify for any reduction or waiver of sales charge.

As with any business, running a mutual fund involves costs. There are regular Fund operating costs, such as investment advisory fees, marketing and distribution expenses, and custodial, transfer agency, legal and accounting fees. These fund-wide operating costs are typically paid from the assets of a Fund, and thus, all investors in the Fund indirectly share the costs. These expenses for each Fund are presented earlier in this Prospectus in the tables titled "Fees and Expenses of the Funds," under the heading "Annual Fund Operating Expenses." As the fee tables show, certain costs are borne equally by each share class. In cases where services or expenses are class-specific, the costs may be allocated differently among the share classes. Most significant among the class-specific costs are:

- DISTRIBUTION AND/OR SERVICE (12B-1) FEE--named after the SEC rule that permits their payment, "12b-1 fees" are paid by a class of shares to the Fund's distributor, NYLIFE Distributors LLC (the "Distributor"), for distribution and/or shareholder services such as marketing and selling Fund shares, compensating brokers and others who sell Fund shares, advertising, printing and mailing of prospectuses, responding to shareholder inquiries, etc. NYLIM, ICAP and the Distributor are affiliates.

- SHAREHOLDER SERVICE FEE--this fee covers certain services provided to retirement plans investing in Class R1, Class R2 and Class R3 shares that are not included under a Fund's 12b-1 plan, such as certain account establishment and maintenance, order processing, and communication services.

An important point to keep in mind about 12b-1 fees and shareholder service fees is that they reduce the value of your shares, and therefore, will proportionately reduce the returns you receive on your investment and any dividends that are paid. See "Information on Fees" in this section for more information about fees.

SHAREHOLDER GUIDE

In addition to regular Fund operating costs, there are costs associated with an individual investor's transactions and account, such as the compensation paid to your financial advisor for helping you with your investment decisions. The Funds typically cover such costs by imposing sales charges and other fees directly on the investor either at the time of purchase or upon redemption. These charges and fees for each Fund are presented earlier in this Prospectus in the tables entitled "Fees and Expenses of the Funds" under the heading "Shareholder Fees." Such charges and fees include:

- INITIAL SALES CHARGE--also known as a "front-end sales load," refers to a charge that is deducted from your initial investment in Investor Class and Class A shares and is used to compensate the Distributor and/or your financial advisor for their efforts and assistance to you in connection with the purchase. The key point to keep in mind about a front-end sales load is that it reduces the amount available to purchase Fund shares.

- CONTINGENT DEFERRED SALES CHARGE--also known as a "CDSC" or "back-end sales load," refers to a sales load that is deducted from the proceeds when you redeem Fund shares (that is, sell shares back to the Fund). The amount of the CDSC that you pay will depend on how long you hold your shares and decreases to zero if you hold your shares long enough. Although you pay no sales charge at the time of your purchase, the Distributor typically pays your financial advisor a commission up-front. In part to compensate the Distributor for this expense over time, you will pay a higher ongoing 12b-1 fee. Over time, these fees may cost you more than paying an initial sales charge.

Distribution and/or service (12b-1) fees, shareholder service fees, initial sales charges and contingent deferred sales charges are each discussed in more detail in this Shareholder Guide. The following table gives you a summary of the differences among share classes with respect to such fees and other important factors:

Summary of Important Differences Among Share Classes

                     INVESTOR CLASS      CLASS A           CLASS C        CLASS I   CLASS R1    CLASS R2        CLASS R3
  Initial sales          Yes              Yes                No             No        No          No               No
  charge

  Contingent           None(1)          None(1)         1% on sale of      None      None        None             None
  deferred sales                                       shares held for
  charge                                              one year or less



  Ongoing               0.25%            0.25%              0.75%          None      None        0.25%            0.25%
  distribution                                        distribution and                                      distribution and
  and/or service                                        0.25% service                                         0.25% service
  fee (Rule 12b-1                                       (1.00% total)                                         (0.50% total)
  fee)

  Shareholder            None            None               None           None      0.10%       0.10%            0.10%
  service fee



  Redemption fee(2)      None            None               None           None      None        None             None

  Conversion         See below(3)     See below(3)           Yes           None      None        None             None
  feature
  Purchase maximums      None            None           $1,000,000(4)      None      None        None             None

(1) Except on certain redemptions on purchases made without an initial sales charge.

(2) Except for the MainStay ICAP Global Fund and MainStay ICAP International Fund, which impose a 2% redemption fee.

(3) Investor Class and Class A shares may be subject to automatic conversions. Please see "Investor Class Share Considerations" and "Class A Share Considerations" for more information.

(4) Per transaction. Does not apply to purchases by certain retirement plans.

The following discussion is not intended to be investment advice or a recommen-dation because each investor's financial situation and considerations are different. Additionally, certain Funds have sales charge and expense structures that may alter your analysis as to which share class is most appropriate for your needs. This analysis can best be made by discussing your situation and the factors mentioned above with your financial advisor. Generally, however, Investor Class shares or Class A shares are more economical if you intend to invest larger amounts and

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                                                               SHAREHOLDER GUIDE

hold your shares long-term (more than six years). Class C shares may be more economical if you intend to hold your shares for a shorter term (six years or less). Class I shares are the most economical, regardless of amount invested or intended holding period, but are offered only to certain institutional investors or through certain financial intermediary accounts. Class R1, R2 and R3 shares are available only to certain employer-sponsored retirement plans.

INVESTOR CLASS SHARE CONSIDERATIONS

- Your Investor Class shares may convert automatically to Class A shares. Investor Class share balances are examined Fund-by-Fund on a quarterly basis, beginning on or about June 30, 2008. If at that time, the value of your Investor Class shares in any one Fund equals or exceeds $25,000, whether by shareholder action or change in market value, or if you have otherwise become eligible to invest in Class A shares, your Investor Class shares of that Fund will be automatically converted into Class A shares. Please note that you may not aggregate your holdings of Investor Class shares in multiple Funds or rely on a Right of Accumulation or Letter of Intent (each discussed below) in order to qualify for this conversion feature. To discuss ways to qualify for this automatic conversion, please contact your investment advisor/plan administrator or The MainStay Funds by calling toll-free 1-800-MAINSTAY (1-800-624-6782).

- Please also note that if your account balance falls below $25,000 ($15,000 for investors that meet certain asset thresholds), whether by shareholder action or change in market value, after conversion to Class A shares or you otherwise no longer qualify to hold Class A shares, your account may be converted back to Investor Class shares. Please see "Class A Share Considerations" and "Investment Minimums and Eligibility Requirements -- Class A Shares" for more information.

- The conversion is based on the relevant NAVs of the two classes at the time of the conversion and no sales load or other charge is imposed. The Funds expect all share conversions to be made on a tax-free basis. The Funds reserve the right to modify or eliminate the share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert proportionately with the shares that are converting.

- When you invest in Investor Class shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers on Investor Class Shares").

- Since some of your investment goes to pay an up-front sales charge when you purchase Investor Class shares, you purchase fewer shares than you would with the same investment in other share classes. Nevertheless, you're usually better off purchasing Investor Class shares rather than Class C shares and paying an up-front sales charge if you:

  - plan to own the shares for an extended period of time, since the higher ongoing distribution and/or service (12b-1) fees on Class C shares may eventually exceed the cost of the up-front sales charge; or

  - qualify for a reduced or waived sales charge.

CLASS A SHARE CONSIDERATIONS

- Generally, Class A shares have a minimum investment amount of $25,000 per Fund. Class A share balances are examined Fund-by-Fund on a semi-annual basis beginning on or about May 1, 2008. If at that time, the value of your

                                                                              33
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SHAREHOLDER GUIDE

  Class A shares in any one Fund is less than $25,000 ($15,000 for investors that meet certain asset thresholds or $10,000 in the case of IRA or 403(b)(7) accounts that are making required minimum distributions via MainStay's systematic withdrawal plan), whether by shareholder action or change in market value, or if you are otherwise no longer eligible to hold Class A shares, your Class A shares of that Fund will be converted automatically into Investor Class shares. See "Investment Minimums and Eligibility Requirements -- Class A Shares" for more information. Please note that you may not aggregate holdings of Class A shares in multiple Funds/Accounts or rely on a Right of Accumulation or Letter of Intent (each discussed below) in order to avoid this conversion feature.

- The conversion is based on the relevant NAVs of the two classes at the time of the conversion and no sales load or other charge is imposed. The Funds expect all share conversions to be made on a tax-free basis. The Funds reserve the right to modify or eliminate the share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert proportionately with the shares that are converting.

- When you invest in Class A shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares" in this section).

- Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in other share classes. Nevertheless, you're usually better off purchasing Class A shares rather than Class C shares and paying an up-front sales charge if you:

  - plan to own the shares for an extended period of time, since the higher ongoing distribution and/or service (12b-1) fees on Class C shares may eventually exceed the cost of the up-front sales charge; or

  - qualify for a reduced or waived sales charge.

CLASS C SHARE CONSIDERATIONS

- You pay no initial sales charge on an investment in Class C shares. However, you will pay higher ongoing distribution and/or service fees over the life of your investment.

- In most circumstances, you will pay a 1% CDSC if you redeem shares held for one year or less.

- When you sell your Class C shares, to minimize your sales charges, the Fund first redeems the appreciation of the original value of your shares, then fully aged shares, then any shares you received through reinvestment of dividends and capital gains and then shares you have held longest.

- The Funds will generally not accept a purchase order for Class C shares in the amount of $1,000,000 or more.

CLASS I SHARE CONSIDERATIONS

- You pay no initial sales charge or CDSC on an investment in Class I shares.

- You do not pay any ongoing distribution or service fees.

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                                                               SHAREHOLDER GUIDE

- You may buy Class I shares if you are an:

- INSTITUTIONAL INVESTOR, which includes, among others

  - certain employer-sponsored, association or other group retirement plans or employee benefit trusts with a service arrangement through NYLIM Retirement Plan Services or NYLIFE Distributors LLC;

  - certain financial institutions, endowments, foundations or corporations with a service arrangement through NYLIFE Distributors LLC or its affiliates; or

  - purchases through a program sponsored by a financial intermediary firm (such as a broker-dealer, investment adviser or financial institution) with a contractual arrangement with NYLIFE Distributors LLC.

- INDIVIDUAL INVESTOR--who is initially investing at least $5 million in any single Fund.

- EXISTING CLASS I SHAREHOLDER

CLASS R1, R2 AND R3 SHARE CONSIDERATIONS

- You pay no initial sales charge or CDSC on an investment in Class R1, Class R2 or Class R3 shares.

- You pay ongoing shareholder service fees for Class R1, Class R2 and Class R3 shares. You also pay ongoing distribution and/or service fees for Class R2 and Class R3 shares.

- Class R1, Class R2 and Class R3 shares are available in certain individual retirement accounts and in certain retirement plans that have a service arrangement with NYLIM Retirement Plan Services or NYLIFE Distributors LLC, including:

  - Section 401(a) and 457 plans;

  - Certain Section 403(b)(7) plans;

  - 401(k), profit sharing, money purchase pension and defined benefit plans;
    and

  - Non-qualified deferred compensation plans.

INFORMATION ON SALES CHARGES

Investor Class Shares and Class A Shares

The initial sales charge you pay when you buy Investor Class shares or Class A shares differs depending upon the amount you invest, as set forth below. The sales charge may be reduced or eliminated for larger purchases, as described below, or as described under "Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares". Any applicable sales charge will be deducted directly from your investment. All or a portion of the sales charge may be retained by the Distributor or allocated to your dealer/financial advisor as a concession.

                                   SALES CHARGES(1) AS A
                                       PERCENTAGE OF                     TYPICAL DEALER
                             ----------------------------------          CONCESSION AS A
  PURCHASE                      OFFERING              NET                       %
  AMOUNT                         PRICE             INVESTMENT           OF OFFERING PRICE
  Less than $50,000              5.50%               5.82%                    4.75%
  $50,000 to $99,999             4.50%               4.71%                    4.00%



  $100,000 to $249,999           3.50%               3.63%                    3.00%
  $250,000 to $499,999           2.50%               2.56%                    2.00%



  $500,000 to $999,999           2.00%               2.04%                    1.75%
  $1,000,000 or more(2)           None                None                     None

(1) The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

(2) No sales charge applies on investments of $1 million or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Fund's Distributor may pay a commission to dealers on these purchases from its own resources.
                                                                              35
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SHAREHOLDER GUIDE

Class C Shares

Class C shares are sold without an initial sales charge. However, if Class C shares are redeemed within one year of purchase, a CDSC of 1.00% will be deducted from the redemption proceeds, except under circumstances described in the SAI. Additionally, Class C shares have higher ongoing distribution and/or service fees, and over time, these fees may cost you more than paying an initial sales charge. The Class C CDSC and the higher ongoing service and/or distribution fees are paid to compensate the Distributor for its expenses in connection with the sale of Class C shares.

Computing Contingent Deferred Sales Charge on Class C

A CDSC may be imposed on redemptions of Class C shares of a Fund, at the rate described, at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class C account in the Fund to an amount that is lower than the amount of all payments by the shareholder for the purchase of Class C shares in the Fund for the preceding year.

However, no such charge will be imposed to the extent that the NAV of the Class C shares redeemed does not exceed:

- the current aggregate NAV of Class C shares of the Fund purchased more than one year prior to the redemption; plus

- the current aggregate NAV of Class C shares of the Fund purchased through reinvestment of dividends or distributions; plus

- increases in the NAV of the investor's Class C shares of the Fund above the total amount of payments for the purchase of Class C shares of the Fund made during the preceding one year.

There are exceptions, which are described in the SAI.

SALES CHARGE REDUCTIONS AND WAIVERS ON INVESTOR CLASS SHARES AND CLASS A SHARES

Reducing the Initial Sales Charge on Investor Class Shares and Class A Shares

You may be eligible to buy Investor Class and Class A shares of the Funds at one of the reduced sales charge rates shown in the table above through a Right of Accumulation or a Letter of Intent, as described below. You may also be eligible for a waiver of the initial sales charge as set forth below. Each Fund reserves the right to modify or eliminate these programs at any time. However, please note that the Right of Accumulation or Letter of Intent may only be used to reduce sales charges and may not be used to satisfy investment minimums or to avoid the automatic conversion feature of Investor Class or Class A shares.

- RIGHT OF ACCUMULATION

  A Right of Accumulation allows you to reduce the initial sales charge, as shown in the table above, by combining the amount of your current purchase with the current market value of investments made by you, your spouse, and your children under age 21 in Investor Class, Class A, Class B or Class C shares of most MainStay Funds. You may not include investments on previously non-commissioned shares in the MainStay Cash Reserves Fund, MainStay Money Market Fund, or MainStay Principal Preservation Fund, (which are offered in a separate prospectus), investments in Class I shares, or your interest in any MainStay Fund held through a 401(k) plan or other employee benefit plan.

  For example, if you currently own $45,000 worth of Class C shares of a MainStay Fund, your spouse owns $50,000 worth of Class B shares of another

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
                                                               SHAREHOLDER GUIDE

  MainStay Fund, and you wish to invest $10,000 in a MainStay Fund, using your Right of Accumulation you can invest that $10,000 in Investor Class or Class A shares (if eligible) and pay the reduced sales charge rate normally applicable to a $105,000 investment.

  For more information, see "Alternative Sales Arrangements--Reduced Sales Charges or Investor Class and Class A Shares" in the SAI.

- LETTER OF INTENT

  Where the Right of Accumulation allows you to use prior investments to reach a reduced initial sales charge, a Letter of Intent allows you to qualify for a discount by combining your current purchase amount with purchases you, your spouse, or children under age 21 intend to make in the near future. A Letter of Intent is a written statement to the Distributor of your intention to purchase Investor Class, Class A or Class C shares of one or more MainStay Funds (excluding the MainStay Cash Reserves Fund, MainStay Money Market Fund, or MainStay Principal Preservation Fund not previously invested in another
  Fund) over a 24-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to Investor Class or Class A shares (if eligible) of the Funds purchased during that period. You can include purchases made up to 90 days before the date of the Letter of Intent. You can also apply a Right of Accumulation to these purchases.

  Your Letter of Intent goal must be at least $100,000. Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not meet your intended purchase goal, however, the initial sales charge that you paid on your purchases will be recalculated to reflect the actual value of shares you purchased. A certain portion of your shares will be held in escrow by the Funds' Transfer Agent for this purpose. For more information, see "Alternative Sales Arrangements--Reduced Sales Charges on Investor Class and Class A Shares" in the SAI.

- YOUR RESPONSIBILITY

  To receive the reduced sales charge, you must inform the Distributor of your eligibility and holdings at the time of your purchase if you are buying shares directly from the Funds. If you are buying shares through a financial intermediary firm, you must tell your financial advisor of your eligibility for Right of Accumulation or a Letter of Intent at the time of your purchase.

  To combine shares of eligible MainStay Funds held in accounts at other intermediaries under your Right of Accumulation or a Letter of Intent, you may be required to provide the Distributor or your financial advisor a copy of each account statement showing your current holdings of each eligible MainStay Fund, including statements for accounts held by you, your spouse, or your minor children, as described above. The Distributor or intermediary through which you are buying shares will combine the value of all your eligible MainStay Fund holdings based on the current NAV per share to determine what Investor Class or Class A sales charge rate you may qualify for on your current purchase. IF YOU DO NOT INFORM THE DISTRIBUTOR OR YOUR FINANCIAL ADVISOR OF ALL OF THE HOLDINGS OR PLANNED PURCHASES THAT MAKE YOU ELIGIBLE FOR A SALES CHARGE REDUCTION OR DO NOT PROVIDE REQUESTED DOCUMENTATION, YOU MAY NOT RECEIVE A DISCOUNT TO WHICH YOU ARE OTHERWISE ENTITLED.

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SHAREHOLDER GUIDE

  More information on Investor Class and Class A share sales charge discounts is available in the SAI under "Alternative Sales Arrangements--Reduced Sales Charges on Investor Class and Class A Shares" and on the internet at www.mainstayfunds.com under the "Shareholder Services" tab.

  "Spouse" with respect to Right of Accumulation and Letter of Intent is defined as the person to whom you are legally married. We also consider your spouse to include the following: i) an individual of the same gender with whom you have been joined in a civil union, or legal contract similar to marriage; ii) a domestic partner, who is an individual (including one of the same gender) to whom you are not related by blood and with whom you have shared a primary residence for at least six months in a relationship as a couple where you, your domestic partner or both of you provide for the personal or financial welfare of the other without a fee; or iii) an individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

Group Benefit Plan Purchases

You will not pay an initial sales charge if you purchase Investor Class shares or Class A shares through a group retirement or other benefit plan (other than non-ERISA 403(b)(7) plans and IRA plans) that meets certain criteria, including:

- 50 or more participants; or

- an aggregate investment in shares of any class of the Funds of $1,000,000 or more.

However, Investor Class shares or Class A shares purchased through a group retirement or other benefit plan (other than non-ERISA 403(b)(7) plans and IRA plans) will be subject to a contingent deferred sales charge upon redemption within one year of the date of purchase.

Purchases Through Financial Services Firms

You may be eligible for elimination of the initial sales charge if you purchase shares through a financial services firm (such as a broker-dealer, investment advisor or financial institution) that has a contractual arrangement with the Distributor. The Funds have authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the Fund and will be priced at the next computed NAV. Financial services firms may charge transaction fees or other fees and may modify other features such as minimum investment amounts and exchange privileges. Please read their program materials for any special provisions or additional service features that may apply to investing in the Funds through these firms.

529 Plans

When shares of the Funds are sold to a qualified tuition program operating under
Section 529 of the Internal Revenue Code, such a program may purchase Investor Class shares or Class A shares without an initial sales load.

Other Waivers

There are other categories of purchasers who do not pay initial sales charges on Class A shares, such as personnel of the Funds, New York Life Insurance Company ("New York Life") and its affiliates or shareholders who owned shares of the Service Class of any MainStay Fund as of December 31, 2003. These categories are described in the SAI.

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
                                                               SHAREHOLDER GUIDE

Contingent Deferred Sales Charge on Certain Investor Class and Class A Share Redemptions

If your initial sales charge is eliminated, we may impose a CDSC of 1% if you redeem or exchange your shares within one year. The Distributor may pay a commission to dealers on these purchases from its own resources.

For more information about these considerations, call your financial advisor or the Funds' transfer agent, NYLIM Service Company LLC ("MainStay Investments"), an affiliate of NYLIM, toll-free at 1-800-MAINSTAY (1-800-624-6782) and review the information under "Alternative Sales Arrangements--Reduced Sales Charges on Investor Class and Class A Shares" in the SAI.

INFORMATION ON FEES

Rule 12b-1 Plans

Each Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 (the "1940 Act") for certain classes of shares pursuant to which distribution and/or service fees are paid to the Distributor. The Investor Class, Class A and Class R2 12b-1 plans provide for payment for distribution or service activities of up to 0.25% of the average annual net assets of Class A or Class R2 shares of the Fund, respectively. The Class C and Class R3 12b-1 plans provide for payment for both distribution and service activities of up to 1.00% and 0.50% of the average annual net assets of Class C or Class R3 shares, respectively. The distribution fee is intended to pay the Distributor for distribution services, which include any activity or expense primarily intended to result in the sale of Fund shares. The service fee is paid to the Distributor for providing shareholders with personal services and maintaining shareholder accounts. The Distributor may pay all or a portion of the 12b-1 fee to your investment professional. Because Rule 12b-1 fees are ongoing, over time they will increase the cost of an investment in a Fund and may cost more than other types of sales charges.

Small Account Fee

Several of the MainStay Funds have a relatively large number of shareholders with small account balances. Small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Funds have implemented a small account fee. Each shareholder with an account balance of less than $1,000 will be charged an annual per account fee of $20 (assessed semi-annually). The fee may be deducted directly from your fund balance. This small account fee will not apply to certain types of accounts including:

- Class A accounts, retirement plan services bundled accounts and investment-only retirement accounts;

- accounts with active AutoInvest plans or systematic investment programs where the Funds deduct directly from the client's checking or savings account;

- NYLIM SIMPLE IRA Plan Accounts, SEP IRA Accounts and 403(b)(7) accounts that have been funded/established for less than 1 year; and

- accounts serviced by unaffiliated broker/dealers or third party administrators (other than NYLIM SIMPLE IRA Plan Accounts).

This small account fee will be deducted on or about March 1st and September 1st each year. The Funds may, from time to time, consider and implement additional measures to increase average shareholder account size and/or otherwise reduce the cost of transfer agency services. Please contact the

                                                                              39
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SHAREHOLDER GUIDE

Funds by calling toll-free 1-800-MAINSTAY (1-800-624-6782) for more information.

Shareholder Services Plans

Each Fund has also adopted a shareholder services plan with respect to Class R1, Class R2 and Class R3 shares. Under the terms of the shareholder services plans, each Fund's Class R1, Class R2 or Class R3 shares are authorized to pay to NYLIM, its affiliates, or independent third-party service providers, as compensation for services rendered to the shareholders of the Class R1, Class R2 or Class R3 shares, a shareholder service fee at the rate of 0.10% on an annualized basis of the average daily net assets of Class R1, Class R2 or Class R3 shares of such Fund.

Pursuant to the shareholder services plans, each Fund's Class R1, Class R2 and Class R3 shares may pay for shareholder services or account maintenance services, including assistance in establishing and maintaining shareholder accounts, processing purchase and redemption orders, communicating periodically with shareholders and assisting shareholders who have questions or other needs relating to their account. Because service fees are ongoing, over time they will increase the cost of an investment in a Fund and may cost more than certain types of sales charges. With respect to the Class R2 and Class R3 shares, these services are in addition to those services that are provided under the Class R2 or Class R3 12b-1 plan.

Redemption Fee

The MainStay ICAP Global Fund and MainStay ICAP International Fund each impose a redemption fee of 2.00% of the total redemption amount (calculated at market value) on redemptions (including exchanges) of any class of shares made within 60 days of purchase. The redemption fees are received directly by the Funds and are implemented as a 2.00% reduction in the proceeds that would otherwise be received by a redeeming shareholder. The redemption fee is designed to offset transaction and administrative costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. The redemption fee will not apply to shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fee may not apply to redemptions by certain benefit plan accounts such as:

- 401(k) plans;

- section 529 qualified tuition plans;

- accounts held in omnibus accounts on the books of certain financial intermediary firms;

- wrap program accounts;

- qualified default investment alternative accounts; or

- redemptions of shares held at the time of death or the initial determination of a permanent disability of a shareholder.

The redemption fee does not apply on redemptions effected through a MainStay Investments Systematic Withdrawal/Exchange Plan. Please contact us at 1-800-MAINSTAY (1-800-624-6782) if you have questions as to whether the redemption fee applies to some or all of your shares.

COMPENSATION TO DEALERS

Financial intermediary firms and their associated financial advisors are paid in different ways for the services they provide to the Funds and shareholders. Such

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
                                                               SHAREHOLDER GUIDE

compensation varies depending upon the Fund sold, the amount invested, the share class purchased, the amount of time that shares are held, and/or the services provided.

- The Distributor pays sales concessions to dealers, as described in the tables under "Information on Sales Charges" above, on the purchase price of Investor Class or Class A shares sold subject to a sales charge. The Distributor retains the difference between the sales charge that you pay and the portion that is paid to dealers as a sales concession.

- The Distributor or an affiliate, from its own resources, pays a sales concession of up to 1.00% on the purchase price of Investor Class or Class A shares, sold at NAV, to dealers at the time of sale.

- The Distributor pays a sales concession of up to 1.00% on purchases of Class C shares to dealers from its own resources at the time of sale.

- The Distributor pays, pursuant to a 12b-1 plan, distribution-related and other service fees to qualified dealers for providing certain shareholder services.

- In addition to payments described above, the Distributor or an affiliate, from its own resources, may pay other significant amounts to certain financial intermediary firms, including an affiliated broker-dealer, in connection with the sale of any class of Fund shares and/or shareholder or account servicing arrangements. These sales and/or servicing fee arrangements vary and may amount to payments of up to 0.30% on new sales and/or up to 0.40% annually on assets held.

- The Distributor may pay a finder's fee or other compensation to third parties in connection with the sale of Fund shares and/or shareholder or account servicing arrangements.

- The Distributor or an affiliate may sponsor training or informational meetings or provide other non-monetary benefits for financial intermediary firms and their associated financial advisors.

- The Distributor or an affiliate may also make payments for recordkeeping and other administrative services to financial intermediaries that sell Fund shares.

- Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of the Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although the Funds may use financial firms that sell Fund shares to make transactions for a Fund's portfolio, the Funds, NYLIM and ICAP do not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

Payments made from the Distributor's or an affiliate's own resources do not increase the price or decrease the amount or value of the shares you purchase. However, if investment advisers, distributors or affiliates of mutual funds make such payments in differing amounts, financial intermediary firms and their financial advisors may have financial incentives for recommending a particular mutual fund or a particular share class of that fund over other mutual funds. For example, payments made by the Distributor or an affiliate, as described above, may be used by the financial intermediary firm to reduce or eliminate transaction charges associated with purchases of fund shares.

For more information regarding any of the types of compensation described above, see the SAI or consult with your financial intermediary firm or financial advisor. YOU SHOULD REVIEW CAREFULLY ANY DISCLOSURE BY YOUR FINANCIAL

SHAREHOLDER GUIDE

---------------------------


GOOD ORDER means all the necessary information, signatures and documentation have been fully completed.


INTERMEDIARY FIRM AS TO COMPENSATION RECEIVED BY THAT FIRM AND/OR YOUR FINANCIAL ADVISOR.

BUYING, SELLING AND EXCHANGING MAINSTAY FUND SHARES

HOW TO OPEN YOUR ACCOUNT

Investor Class, Class A or C Shares

Return your completed MainStay Funds application in GOOD ORDER with a check payable to MainStay Funds for the amount of your investment to your financial advisor or directly to MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. If you place your order by phone, MainStay Investments must receive your completed application and check in good order within three business days. Please note that if you select Class A shares on your application and you are not eligible to invest in Class A shares, we will treat your application as being in good order but will invest you in Investor Class shares of the same Fund. Similarly, if you select Investor Class shares and you are eligible to invest in Class A shares, we will treat your application as being in good order but will invest you in Class A shares of the same Fund.

Class I, R1, R2 and R3 Shares

If you are participating in a company savings plan, such as a 401(k) plan, profit sharing plan, defined benefit plan or other employee-directed plan, your company will provide you with the information you need to open an account and buy or sell Class I, R1, R2 or R3 shares of the Funds.

If you are investing through a financial intermediary firm, the firm will assist you with opening an account. Your financial advisor may place your order by phone. MainStay Investments must receive your completed application and check in good order within three business days.

All Classes

You buy shares at NAV (plus, for Investor Class and Class A shares, any applicable sales charge). NAV is generally calculated as of the close of regular trading (usually 4:00 pm Eastern time) on the New York Stock Exchange (the "Exchange") every day the Exchange is open. When you buy shares, you must pay the NAV next calculated after MainStay Investments receives your order in good order. Alternatively, MainStay Investments has arrangements with certain financial intermediary firms such that purchase orders through these entities are considered received in good order when received by the financial intermediary firm together with the purchase price of the shares ordered. The order will then be priced at a Fund's NAV next computed after receipt in good order by these entities. Such financial intermediary firms are responsible for timely transmitting the purchase order to the Funds.

When you open your account, you may also want to choose certain buying and selling options, including transactions by wire. In most cases, these choices can be made later in writing, but it may be quicker and more convenient to decide on them when you open your account.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds, or your

                                                               SHAREHOLDER GUIDE

financial advisor on their behalf, must obtain the following information for each person who opens a new account:

  - Name;

  - Date of birth (for individuals);

  - Residential or business street address (although post office boxes are still permitted for mailing); and

  - Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

FEDERAL LAW PROHIBITS THE FUNDS AND OTHER FINANCIAL INSTITUTIONS FROM OPENING A NEW ACCOUNT UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE.

After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

INVESTMENT MINIMUMS AND ELIGIBILITY REQUIREMENTS

The following minimums apply if you are investing in the Funds. A minimum initial investment amount may be waived for purchases by the Board, Directors and employees of New York Life and its affiliates and subsidiaries. The Funds may also waive investment minimums for certain qualified purchases and accept additional investments of smaller amounts at their discretion. Please see the SAI for more information.

Investor Class Shares

The following minimums apply if you are investing in Investor Class shares of the Funds:

- $1,000 for initial and $50 for subsequent purchases of any single MainStay Fund, or

- if through AutoInvest, a monthly systematic investment plan: $500 for initial and $50 minimum for subsequent purchases OR no initial and $100 subsequent monthly purchases.

Additionally, certain types of retirement plan accounts, including SIMPLE IRA Plan accounts, may only be eligible to hold Investor Class shares. Please contact your investment advisor/plan administrator or The MainStay Funds by calling toll-free 1-800-MAINSTAY (1-800-624-6782) for more information.

Please note that your Investor Class shares may be converted into Class A shares automatically. See "Investor Class Share Considerations" for more detail.

SHAREHOLDER GUIDE

Class A Shares

The following minimum applies if you are investing in Class A shares directly or through 403(b) plan accounts:

- $25,000 minimum initial investment with no minimum subsequent purchase amount requirement for any single MainStay Fund.

- As an exception to the investment minimum described above, effective September 15, 2008, Class A shares will have a $15,000 minimum initial investment with no minimum subsequent investment for investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds. To qualify for this investment minimum, all aggregated accounts must be tax reportable under the same tax identification number. You may not aggregate your holdings with the holdings of any other person or entity to qualify for this investment minimum.

Broker/dealers (and their affiliates) or certain service providers with customer accounts that primarily trade on an omnibus level or through National Securities Clearing Corporations Fund/SERV networks (Levels 1-3 only), certain retirement plan accounts, including investment-only plan accounts, board members, Directors and employees of New York Life and its affiliates and subsidiaries and employees of ICAP are not subject to the minimum investment requirement for Class A Shares. Please contact your investment advisor/plan administrator or the Funds by calling toll-free 1-800-MAINSTAY (1-800-624-6782) for more information.

Please note that your Class A shares may be converted into Investor Class shares automatically. Please see "Class A Shares Considerations" for more details.

Class C Shares

The following minimums apply if you are investing in Class C shares of the
Funds:

- $1,000 for initial and $50 for subsequent purchases of any single MainStay Fund, or

- if through AutoInvest, a monthly systematic investment plan: $500 for initial and $50 minimum for subsequent purchases OR no initial and $100 subsequent monthly purchases.

Class I Shares

The following minimums apply if you are investing in Class I shares of the
Funds:

- Individual Investors--$5 million for initial purchases of any single MainStay Fund and no minimum subsequent purchase amount, and

- Institutional Investors--no minimum initial or subsequent purchase amounts.

For existing Class I shareholders who owned shares of the no-load class of any ICAP Funds, Inc. as of August 31, 2006, there is no minimum initial or subsequent purchase amount.

Class R1, R2 and R3 Shares

If you are eligible to invest in Class R1, R2 or R3 shares of the Funds, there are no minimum initial or subsequent purchase amounts.

                                                               SHAREHOLDER GUIDE

OPENING YOUR ACCOUNT--INDIVIDUAL SHAREHOLDERS

                                        HOW                                               DETAILS

  BY WIRE:             You or your registered representative      The wire must include:
                       should call MainStay Investments           * name(s) of investor(s);
                       toll-free at 1-800-MAINSTAY                * your account number; and
                       (1-800-624-6782) to obtain an account      * Fund Name and Class of shares.
                       number and wiring instructions. Wire       Your bank may charge a fee for the wire transfer.
                       the purchase amount to:
                       State Street Bank and Trust Company
                       * ABA #011-0000-28
                       * MainStay Funds (DDA #99029415)
                       * Attn: Custody and Shareholder
                         Services

                       To buy shares the same day, MainStay
                       Investments must receive your wired
                       money by 4:00 pm Eastern time.

  BY PHONE:            Have your investment professional          MainStay Investments must receive your application and
                       call MainStay Investments toll-free        check, payable to MainStay Funds in good order within
                       at 1-800-MAINSTAY (1-800-624-6782)         three business days. If not, MainStay Investments can
                       between 8:00 am and 6:00 pm Eastern        cancel your order and hold you liable for costs
                       time any day the New York Stock            incurred in placing it.
                       Exchange is open. Call before 4:00 pm      Be sure to write on your check:
                       Eastern to buy shares at the current       * name(s) of investor(s).
                       day's NAV.                                 * your account number; and
                                                                  * Fund name and Class of shares.




  BY MAIL:             Return your completed MainStay Funds       Make your check payable to MainStay Funds.
                       application with a check for the           * $1,000 minimum for Investor Class and Class C shares
                       amount of your investment to:              * $25,000 minimum for Class A Shares
                       MainStay Funds                             * $5 million minimum for Class I Shares
                       P.O. Box 8401
                       Boston, MA 02266-8401                      Be sure to write on your check:
                                                                  * name(s) of investor(s); and
                       Send overnight orders to:                  * Fund name and Class of shares.
                       MainStay Funds
                       c/o Boston Financial Data Services
                       30 Dan Road
                       Canton, MA 02021-2809

SHAREHOLDER GUIDE

BUYING ADDITIONAL SHARES OF THE FUNDS--INDIVIDUAL SHAREHOLDERS

                                        HOW                                               DETAILS

  BY WIRE:             Wire the purchase amount to:               The wire must include:
                       State Street Bank and Trust Company        * name(s) of investor(s);
                       * ABA #011-0000-28                         * your account number; and
                       * MainStay Funds (DDA #99029415)           * Fund Name and Class of shares.
                       * Attn: Custody and Shareholder
                         Services                                 Your bank may charge a fee for the wire transfer.
                       To buy shares the same day, MainStay
                       Investments must receive your wired
                       money by 4:00 pm Eastern time.

  ELECTRONICALLY:      Call MainStay Investments toll-free        Eligible investors can purchase shares by using
                       at 1-800-MAINSTAY (1-800-624-6782)         electronic debits from a designated bank account.
                       between 8:00 am and 6:00 pm Eastern
                       time any day the New York Stock            * The maximum ACH purchase amount is $100,000.
                       Exchange is open to make an ACH
                       purchase; call before 4:00 p.m. to
                       buy shares at the current day's NAV;
                       or Visit us at www.mainstayfunds.com.




  BY MAIL:             Return your completed MainStay Funds       Make your check payable to MainStay Funds.
                       application with a check for the           * $50 minimum for Investor Class and Class C shares.
                       amount of your investment to:
                       MainStay Funds                             Be sure to write on your check:
                       P.O. Box 8401                              * name(s) of investor(s);
                       Boston, MA 02266-8401                      * your account number; and
                                                                  * Fund name and Class of shares.
                       Send overnight orders to:
                       MainStay Funds
                       c/o Boston Financial Data Services
                       30 Dan Road
                       Canton, MA 02021-2809

                                                               SHAREHOLDER GUIDE

SELLING SHARES--DIRECT SHAREHOLDERS

                                            HOW                                                 DETAILS

  BY CONTACTING YOUR FINANCIAL ADVISOR:                                   * You may sell (redeem) your shares through your
                                                                            financial advisor or by any of the methods
                                                                            described below.

  BY PHONE:            TO RECEIVE PROCEEDS BY CHECK:                      * MainStay Investments will only send checks to the
                       Call MainStay Investments toll-free at               account owner at the owner's address of record
                       1-800-MAINSTAY (1-800-624-6782) between 8:00         and generally will not send checks to addresses
                       am and 6:00 pm Eastern time any day the New          on record for 30 days or less.
                       York Stock Exchange is open. Call before 4:00      * The maximum order MainStay Investments can
                       pm Eastern time to sell shares at the current      process by phone is $100,000.
                       day's NAV.



                       TO RECEIVE PROCEEDS BY WIRE:                       * Generally, after receiving your sell order by
                       Call MainStay Investments toll-free at             phone, MainStay Investments will send the proceeds
                       1-800-MAINSTAY (1-800-624-6782) between 8:00         by bank wire to your designated bank account the
                       am and 6:00 pm Eastern time any day the New          next business day, although it may take up to
                       York Stock Exchange is open. Eligible                seven days to do so. Your bank may charge you a
                       investors may sell shares and have proceeds          fee to receive the wire transfer.
                       electronically credited to a designated bank       * MainStay Investments must have your bank account
                       account.                                             information on file.
                                                                          * There is an $11 fee for wire redemptions.
                                                                          * MainStay Investments does not charge a fee for
                                                                          wire redemptions of Class I shares.
                                                                          * The minimum wire transfer amount is $1,000.

                       TO RECEIVE PROCEEDS ELECTRONICALLY BY ACH:         * MainStay Investments must have your bank account
                       Call MainStay Investments toll-free at               information on file.
                       1-800-MAINSTAY (1-800-624-6782) between 8:00       * Proceeds may take 2-3 days to reach your bank
                       am and 6:00 pm Eastern time any day banks and        account.
                       the New York Stock Exchange are open; or           * There is no fee from MainStay Investments for
                       visit us at www.mainstayfunds.com.                 this transaction.
                                                                          * The maximum ACH transfer amount is $100,000.




  BY MAIL:             Address your order to:                             Write a letter of instruction that includes:
                       MainStay Funds                                     * your name(s) and signature(s);
                       P.O. Box 8401                                      * your account number;
                       Boston, MA 02266-8401                              * Fund name and Class of shares; and
                                                                          * dollar or share amount you want to sell.
                       Send overnight orders to:
                       MainStay Funds                                     Obtain a MEDALLION SIGNATURE GUARANTEE or other
                       c/o Boston Financial Data Services                 documentation, as required.
                       30 Dan Road
                       Canton, MA 02021-2809                              There is a $15 fee for Class A shares ($25 for
                                                                          Investor Class and Class C shares) fee for checks
                                                                          mailed to you via overnight service.

SHAREHOLDER GUIDE

---------------------------

When you buy and sell shares directly from the Fund, you will receive confirmation statements that describe your transaction. You should review the information in the confirmation statements carefully. If you notice an error, you should call MainStay Investments immediately. If you fail to notify MainStay Investments within one year of the transaction, you may be required to bear the costs of correction.

GENERAL POLICIES

The following are MainStay Investments' general policies regarding the purchase and sale of Fund shares. Certain retirement plans and/or financial intermediaries may adopt different policies. Consult your plan or account documents for the policies applicable to you.

Buying Shares

- All investments must be in U.S. dollars with funds drawn on a U.S. bank. We will not accept any payment in the following forms: travelers checks, personal money orders, credit card convenience checks, cash or starter checks.

- MainStay Investments does not accept third-party checks, and it reserves the right to limit the number of checks processed at one time.

- If your investment check or ACH purchase does not clear, your order will be canceled and your account will be responsible for any losses or fees a Fund incurs as a result. Your account will be charged a $20 fee for each returned check or ACH purchase. In addition, a Fund may also redeem shares to cover any losses it incurs as a result. If an AutoInvest payment is returned unpaid for two consecutive periods, the privilege will be suspended until you notify us to reinstate it.

- A Fund may, in its discretion, reject, restrict or cancel, in whole or in part, without prior notice, any order for the purchase of shares.

- To limit the Funds' expenses, we do not issue share certificates.

Selling Shares

- If you have share certificates, you must return them with a written redemption request.

- Your shares will be sold at the next NAV calculated after MainStay Investments receives your request in good order. MainStay Investments will make the payment within seven days after receiving your request in good order.

- If you buy shares by check or by ACH purchase and quickly decide to sell them, the Fund may withhold payment for 10 days from the date the check or ACH purchase order is received.

- When you sell Class C shares, or Investor Class or Class A shares when applicable, the Fund will recover any applicable sales charges either by selling additional shares, if available, or by reducing your proceeds by the amount of those charges.

- When you sell shares of the MainStay ICAP Global Fund or the MainStay ICAP International Fund within 60 days of purchase, the Fund will impose a redemption fee of 2.00% on the total redemption amount (calculated at market value), except as otherwise provided herein.

- There will be no redemption during any period in which the right of redemption is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on the Exchange is restricted or the SEC deems an emergency to exist.

- Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as MainStay Investments takes reasonable measures to verify the order.

- Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses, however, may be denied.

- MainStay Investments requires a written order to sell shares if an account has submitted a change of address during the previous 30 days unless the proceeds of the sell order are directed to your bank account on file with the Funds.

                                                               SHAREHOLDER GUIDE

- MainStay Investments requires a written order to sell shares and a Medallion Signature Guarantee if:

  - MainStay Investments does not have on file required bank information to wire funds;

  - the proceeds from the sale will exceed $100,000;

  - the proceeds of the sale are to be sent to an address other than the address of record; or

  - the proceeds are to be payable to someone other than the account holder(s).

- In the interest of all shareholders, the Funds reserve the right to:

  - change or discontinue their exchange privileges upon notice to shareholders, or temporarily suspend this privilege without notice under extraordinary circumstances;

  - change or discontinue the systematic withdrawal plan upon notice to shareholders;

  - close accounts with balances of less than $100 invested in Investor Class shares or $500 invested in Class A or C shares (by redeeming all shares held and sending proceeds to the address of record); and/or

  - change the minimum investment amounts.

- There is no fee for wire redemptions of Class I shares.

Additional Information

The policies and fees described in this Prospectus govern transactions with the MainStay Funds. If you invest through a third party--bank, broker, 401(k), financial advisor or financial supermarket--there may be transaction fees for, and you may be subject to, different investment minimums or limitations on buying or selling shares. Accordingly, the net yield to investors who purchase through financial intermediaries may be less than the net yield earned by investors who invest in a Fund directly. Consult a representative of your plan or financial institution if in doubt.

From time to time, any of the Funds may close and reopen to new investors or new share purchases at its discretion. Due to the nature of their portfolio investments, certain Funds may be more likely to close and reopen than others. If a Fund is closed, either to new investors or new share purchases, and you redeem your total investment in the Fund, your account will be closed and you will not be able to make any additional investments in the Fund. If a Fund is closed to new investors, you may not exchange shares from other MainStay Funds for shares of that Fund unless you are already a shareholder of such Fund.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps protect against fraud. To protect your account, each Fund and MainStay Investments from fraud, Medallion Signature Guarantees are required to enable MainStay Investments to verify the identity of the person who has authorized redemption proceeds to be sent to a third party or a bank not previously established on the account. Medallion Signature Guarantees are also required for redemptions of $100,000 or more from an account, and for share transfer requests. Medallion Signature Guarantees must be obtained from certain eligible financial institutions that are participants in the Securities Transfer Association Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP), or the New York Stock Exchange Medallion Signature Program
(MSP). Eligible guarantor institutions provide Medallion Signature Guarantees that are covered by surety bonds in various amounts. It is your responsibility to ensure that the Medallion Signature Guarantee that you acquire is sufficient to cover the total value of your transaction(s). If the surety bond amount is not sufficient to cover the requested transaction(s), the Medallion Signature Guarantee will be rejected. Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or

SHAREHOLDER GUIDE

---------------------------

Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses may, however, be denied and, in some cases, sales charges may not be taken into account in computing gains or losses if the reinvestment privilege is exercised.
---------------------------

CONVENIENT, YES . . .
BUT NOT RISK-FREE. Telephone redemption privileges are convenient, but you give up some security. When you sign the application to buy shares, you agree that MainStay Funds will not be liable for following phone instructions that they reasonably believe are genuine. When using MainStay's Audio Response System or the internet, you bear the risk of any loss from your errors unless the Funds or MainStay Investments fail to use established safeguards for your protection. These safeguards are among those currently in place at the MainStay Funds:
- all phone calls with service representatives are tape recorded; and

- written confirmation of every transaction is sent to your address of record.

The Funds and MainStay Investments reserve the right to shut down the MainStay Audio Response System or the system might shut itself down due to technical problems.

seal is not acceptable. Shareholders may contact MainStay Investments toll-free at 1-800-MAINSTAY (1-800-624-6782) for further details.

Investing for Retirement
You can purchase shares of any of the MainStay Funds for retirement plans providing tax-deferred investments for individuals and institutions. You can use MainStay Funds in established plans or the Distributor may provide the required plan documents for selected plans. A plan document must be adopted for a plan to be in existence.

Custodial services are available for IRA, Roth IRA and Coverdell Education Savings Accounts (CESA) (previously named Education IRA) as well as SEP and SIMPLE IRA plans and for 403(b)(7) TSA Custodial Accounts. Plan administration is also available for select qualified retirement plans. An investor should consult with his or her tax adviser before establishing any tax-deferred retirement plan.

Not all MainStay Funds are available for all types of retirement plans or through all distribution channels. Please contact the Funds at 1-800-MAINSTAY (1-800-624-6782) for further details.

PURCHASES-IN-KIND

You may purchase shares of a Fund by transferring securities to a Fund in exchange for Fund shares ("in kind purchase"). In kind purchases may be made only upon the Funds' approval and determination that the securities are acceptable investments for the Fund, and are purchased consistent with the Fund's procedures relating to in kind purchases.

REDEMPTIONS-IN-KIND

The Funds reserve the right to pay certain large redemptions, either totally or partially, by a distribution-in-kind of securities (instead of cash) from the applicable Fund's portfolio, in accordance with the 1940 Act and rules and interpretations of the SEC thereunder.

THE REINVESTMENT PRIVILEGE MAY HELP YOU AVOID SALES CHARGES

When you sell shares, you have the right--for 90 days--to reinvest any or all of the money in the same account and class of shares without paying another sales charge (so long as (1) those shares haven't been reinvested once already and (2) your account is not subject to a 60-day block as described in "Excessive Purchases and Redemptions or Exchanges"). If you paid a sales charge when you redeemed, you'll receive a pro rata credit for reinvesting in the same account and class of shares.

SHAREHOLDER SERVICES

Automatic Services

Buying or selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. You can set up most of these services on your application, by accessing your shareholder account on the internet at www.mainstayfunds.com, contacting your financial advisor for instructions, or by calling MainStay Investments toll-free at 1-800-MAINSTAY (1-800-624-6782) for a form.

                                                               SHAREHOLDER GUIDE

---------------------------


Selling and exchanging shares may result in a gain or loss and there-fore may be subject to taxes. Consult your tax adviser on the conse-quences.


---------------------------


MainStay Investments tries to make investing easy by offering a variety of programs to buy, sell and exchange Fund shares. These programs make it convenient to add to your investment and easy to access your money when you need it.


Systematic Investing--Individual Shareholders Only

MainStay offers four automatic investment plans:

1. AutoInvest

If you obtain authorization from your bank, you can automatically debit your designated bank account to:

- make regularly scheduled investments; and/or

- purchase shares whenever you choose.

2. Dividend reinvestment

Automatically reinvest dividends and distributions from one MainStay Fund into the same Fund or the same Class of any other MainStay Fund. Accounts established with a dividend reinvestment must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class.

3. Payroll deductions

If your employer offers this option, you can make automatic investments through payroll deduction.

4. Systematic Exchange

Automatically reinvest a share or dollar amount from one MainStay Fund into any other MainStay Fund. Accounts established with a systematic exchange must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class. Please see "Exchanging Shares Among MainStay Funds" for more information.

Systematic Withdrawal Plan--Individual Shareholders Only

Withdrawals must be at least $100. You must have at least $10,000, in your account for Investor Class and Class C shares, at the time of the initial request and shares must not be in certificate form. The above minimums are waived for IRA and 403(b)(7) accounts where the systematic withdrawal represents required minimum distributions.

The Funds will not knowingly permit systematic withdrawals if, at the same time, you are making periodic investments.

Exchanging Shares Among MainStay Funds

You exchange shares when you sell all or a portion of shares in one MainStay Fund and use the proceeds to purchase shares of the same class of another MainStay Fund at NAV. An exchange of shares of one MainStay Fund for shares of another MainStay Fund will be treated as a sale of shares of the first MainStay Fund and as a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxes. You may make exchanges from one MainStay Fund to another by phone. There is also a systematic exchange program that allows you to make regularly scheduled, systematic exchanges from one MainStay Fund to the same class of another (investment minimums and other eligibility requirements will apply). When you redeem exchanged shares without a corresponding purchase of another MainStay Fund, you may have to pay any applicable CDSC. Generally, you may not exchange shares between classes. However, you may exchange between Class A and Investor Class shares of the same or any other MainStay Fund (investment minimums and other eligibility requirements will apply). If you choose to sell Class C shares and then separately buy Investor Class or Class A shares, you may have to pay a CDSC on the Class C shares, as well as pay an initial sales charge on the purchase of Investor Class or Class A shares.

You also may exchange shares of a MainStay Fund for shares of an identical class, if offered, of certain series of any other open-end investment companies

SHAREHOLDER GUIDE

sponsored, advised, or administered by NYLIM or any affiliate thereof, which are offered in separate prospectuses, including:


                    - MainStay 130/30 Core Fund                - MainStay Large Cap Growth Fund
                    - MainStay 130/30 Growth Fund              - MainStay Large Cap Opportunity Fund1
                    - MainStay 130/30 High Yield Fund1         - MainStay MAP Fund
                    - MainStay 130/30 International Fund       - MainStay Mid Cap Growth Fund
                    - MainStay All Cap Growth Fund             - MainStay Mid Cap Opportunity Fund
                    - MainStay Balanced Fund                   - MainStay Mid Cap Value Fund
                    - MainStay Capital Appreciation Fund       - MainStay Moderate Allocation Fund
                    - MainStay Cash Reserves Fund              - MainStay Moderate Growth Allocation
                    - MainStay Common Stock Fund               Fund
                    - MainStay Conservative Allocation Fund    - MainStay Money Market Fund
                    - MainStay Convertible Fund                - MainStay Principal Preservation Fund
                    - MainStay Diversified Income Fund         - MainStay S&P 500 Index Fund
                    - MainStay Floating Rate Fund              - MainStay Retirement 2010 Fund
                    - MainStay Global High Income Fund         - MainStay Retirement 2020 Fund
                    - MainStay Government Fund                 - MainStay Retirement 2030 Fund
                    - MainStay Growth Allocation Fund          - MainStay Retirement 2040 Fund
                    - MainStay Growth Equity Fund1             - MainStay Retirement 2050 Fund
                    - MainStay High Yield Corporate Bond       - MainStay Short Term Bond Fund
                    Fund                                       - MainStay Small Cap Growth Fund
                    - MainStay Income Manager Fund             - MainStay Small Cap Opportunity Fund
                    - MainStay Indexed Bond Fund               - MainStay Small Cap Value Fund
                    - MainStay Institutional Bond Fund         - MainStay Tax Free Bond Fund
                    - MainStay Intermediate Term Bond Fund     - MainStay Total Return Fund
                    - MainStay International Equity Fund       - MainStay Value Fund


Before making an exchange request, read the prospectus of the fund you wish to purchase by exchange. You can obtain a prospectus for any fund by contacting your broker, financial advisor or other financial institution by calling the Funds at 1-800-MAINSTAY (1-800-624-6782).

The exchange privilege is not intended as a vehicle for short term trading, nor are the Funds designed for professional market timing organizations or other entities or individuals that use programmed frequent exchanges in response to market fluctuations. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders (see "Excessive Purchases and Redemptions or Exchanges" in this section).

The Funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange consistent with the requirements of the 1940 Act and rules and interpretations of the SEC thereunder.

In certain circumstances you may have to pay a sales charge.

In addition, if you exchange Class C shares of a Fund into Class C shares of the MainStay Money Market Fund (which is offered in a different prospectus), or you exchange Investor Class shares or Class A shares of a Fund subject to the 1% CDSC into Investor Class shares or Class A shares of the MainStay Money Market Fund, the holding period for purposes of determining the CDSC stops until you exchange back into Investor Class, Class A or Class C shares, as applicable, of another MainStay Fund.

When you exchange shares, you may incur a redemption fee. Please see "Shareholder Guide--Redemption Fee" for more information.

---------------
(1 )Offered only to residents of Connecticut, Maryland, New Jersey, and New
York.

You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new investors unless you are already a shareholder of that Fund. You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new share purchases or not offered for sale in your state.
 52

                                                               SHAREHOLDER GUIDE

EXCESSIVE PURCHASES AND REDEMPTIONS OR EXCHANGES

The Funds are not intended to be used as a vehicle for excessive or short-term trading (such as market timing). The interests of a Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Fund's investment strategies or negatively impact Fund performance. For example, the Subadvisor might have to maintain more of a Fund's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. By realizing profits through short-term trading, shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders. Funds investing in securities that are thinly traded, trade infrequently, or are relatively illiquid (such as foreign securities), may attract investors seeking to profit from short-term trading strategies that exploit the special valuation issues applicable to these types of holdings to a greater degree than other types of funds, and thus, may be more vulnerable to the risks associated with such activity. The MainStay ICAP Global Fund's and the MainStay ICAP International Fund's securities may be listed on foreign exchanges that trade on days when the Fund does not calculate net asset value, and as a result the market value of the Fund's investments may change on days when you cannot purchase or redeem Fund shares. Furthermore, foreign securities traded on foreign exchanges present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the foreign exchange but prior to the close of the New York Stock Exchange. Accordingly, the Funds' Board has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of Fund shares in order to protect long-term Fund shareholders. These policies are discussed more fully below. There is the risk that the Funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. A Fund may change its policies or procedures at any time without prior notice to shareholders.

The Funds reserve the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor's financial intermediary firm. Any such rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the Funds. In addition, the Funds reserve the right to reject, limit, or impose other conditions (that are more restrictive than those otherwise stated in this Prospectus) on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of Fund shares that could adversely affect a Fund or its operations, including those from any individual or group who, in the Funds' judgment, is likely to harm Fund shareholders. Pursuant to the Funds' policies and procedures, a Fund may permit short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive or harmful to the Fund's long-term shareholders. For example, transactions conducted through systematic investment or withdrawal plans are not subject to the surveillance procedures. Exceptions are subject to the advance approval by the Fund's Chief Compliance Officer, among others, and are subject to Board oversight. Apart from trading permitted or exceptions granted in accordance with the Funds' policies and procedures, no Fund accommodates, nor has any arrangement to permit, frequent purchases and redemptions of Fund shares.

SHAREHOLDER GUIDE

---------------------------

SEEK PROFESSIONAL ASSISTANCE. Your financial advisor can help you keep your investment goals coordinated with your tax considerations. But for tax counsel, always rely on your tax adviser. For additional information on federal, state and local taxation, see the SAI.
---------------------------
DO NOT OVERLOOK SALES CHARGES. The amount you pay in sales charges reduces gains and increases losses for tax purposes.

The Funds, through MainStay Investments and the Distributor, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. As part of this surveillance process, the Funds examine transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. The Funds also may consider the history of trading activity in all accounts known to be under common ownership, control, or influence. To the extent identified under these surveillance procedures, a Fund will place a "block" on any account if, during any 60-day period, there is (1) a purchase or exchange into the account following a redemption or exchange from such account or (2) a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for an additional 60-day period in that Fund. The Funds may modify their surveillance procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances. In certain circumstances, when deemed appropriate, the Funds may rely on a financial intermediary to apply its market timing procedures to an omnibus account. In certain cases, these procedures may be less restrictive than the Funds' procedures. Routine allocation and rebalancing activities made by certain asset allocation programs, funds-of-funds, or other collective investment strategies may not be subject to the surveillance procedures if the managers of such strategies represent to the satisfaction of the Funds' Chief Compliance Officer that such investment programs and strategies are consistent with the foregoing.

In addition to these measures, the Funds may from time to time impose a redemption fee on redemptions or exchanges of Fund shares made within a certain period of time in order to deter excessive or short-term trading and to offset certain costs associated with such trading, which fee is described under "Information on Fees -- Redemption Fee".

While the Funds discourage excessive or short-term trading, there is no assurance that the Funds or their procedures will be able to effectively detect such activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. The Funds' ability to reasonably detect all such trading may be limited, for example, where the Funds must rely on the cooperation of and/or information provided by financial intermediaries or retirement plans or where the costs of surveillance on certain trading exceeds the anticipated benefit of such surveillance to Fund shareholders.

FAIR VALUATION AND PORTFOLIO HOLDINGS DISCLOSURE

Determining the Funds' Share Prices (NAV) and the Valuation of Securities.

Each Fund generally calculates the value of its investments (also known as its net asset value, or NAV) at the close of regular trading on the New York Stock Exchange (usually 4:00 pm Eastern time) every day the Exchange is open. The Funds do not determine NAV on days the Exchange is closed. The NAV per share for a class of shares is determined by dividing the value of a Fund's net assets attributable to that class by the number of shares of that class outstanding on that day. The value of a Fund's investments is generally based on current market prices. If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a Fund's portfolio securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager in consultation with the Subadvisor deems a particular event could

                                                               SHAREHOLDER GUIDE

materially affect the NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A Fund may invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. The NAV of a Fund's shares may change on days when shareholders will not be able to purchase or redeem shares.

The Board has adopted valuation procedures for the Funds and has delegated day-to-day responsibility for fair value determinations to the Funds' Valuation Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.


The Funds expect to use fair value pricing for securities actively traded on U.S. exchanges only under very limited circumstances. The Funds may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, certain Funds', notably MainStay ICAP Global Fund's and MainStay ICAP International Fund's, fair valuation procedures include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.


Portfolio Holdings Information

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities holdings is available in the Funds' SAI. MainStay Funds publish quarterly a list of each Fund's ten largest holdings and publish monthly a complete schedule of the Fund's portfolio holdings on the internet at www.mainstayfunds.com. You may also obtain this information by calling toll-free 1-800-MAINSTAY (1-800-624-6782). Disclosure of the Funds' portfolio holdings is made available as of the last day of each calendar month, no earlier than 30 days after the end of the reported month. In addition, disclosure of the Funds' top ten holdings is made quarterly no earlier than 15 days after the end of each calendar quarter. The Funds' quarterly top ten holdings information is also provided in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report to the SEC on Form N-Q.

FUND EARNINGS

Dividends and Interest

Most funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as "dividends." The dividends paid by each Fund will vary based on the income from its investments and the expenses incurred by the Fund.

MainStay Investments reserves the right to automatically reinvest dividend distributions of less than $10.00

When the Funds Pay Dividends


Dividends are normally paid on the last business day of each quarter after a dividend is declared, to the extent that income is available. For the ICAP Global Fund and the ICAP International Fund, however, dividends are normally paid less frequently, typically on a semi-annual or annual basis. You begin earning

SHAREHOLDER GUIDE

---------------------------


If you prefer to reinvest dividends and/or capital gains in another Fund, you must first establish an account in that class of shares of the Fund.
There is no sales charge on shares purchased through the automatic reinvestment of dividends or capital gains.



---------------------------


BUY AFTER THE DIVIDEND PAYMENT. Avoid buying shares shortly before a dividend payment. Part of your investment may be returned in the form of a dividend, which may be taxable.


dividends the next business day after MainStay Investments receives your purchase in good order.

Capital Gains

The Funds earn capital gains when they sell securities at a profit.

When the Funds Pay Capital Gains

The Fund will normally distribute any capital gains to shareholders in December.

How to Take Your Earnings

You may receive your portion of MainStay Fund earnings in one of seven ways. You can make your choice at the time of application, and change it as often as you like by notifying your financial advisor (if permitted by the broker-dealer) or MainStay Investments directly. The seven choices are:

1. Reinvest dividends and capital gains in:

   - the same Fund; or

   - another MainStay Fund of your choice (other than a Fund that is closed, either to new investors or to new share purchases).

2. Take the dividends in cash and reinvest the capital gains in the same Fund.

3. Take the capital gains in cash and reinvest the dividends in the same Fund.

4. Take a percentage of dividends or capital gains in cash and reinvest the remainder in the same Fund.

5. Take dividends and capital gains in cash.

6. Reinvest all or a percentage of the capital gains in another MainStay Fund (other than a Fund that is closed, either to new investors or to new share purchases) and reinvest the dividends in the original Fund.

7. Reinvest all or a percentage of the dividends in another MainStay Fund (other than a Fund that is closed, either to new investors or to new share purchases) and reinvest the capital gains in the original Fund.

If you do not make one of these choices on your application, your earnings will be automatically reinvested in the same class of shares of the same Fund.

UNDERSTAND THE TAX CONSEQUENCES

Most of Your Earnings are Taxable

Virtually all of the dividends and capital gains distributions you receive from the Funds are taxable, whether you take them as cash or automatically reinvest them. A Fund's realized earnings are taxed based on the length of time a Fund holds its investments, regardless of how long you hold Fund shares. If a Fund realizes long-term capital gains, the earnings distributions are taxed as long-term capital gains; earnings from short-term capital gains and income generated on debt investments and other sources are generally taxed as ordinary income upon distribution. Earnings of a Fund will generally be a result of capital gains that may be taxed as either long-term capital gains or short-term capital gains (taxed as ordinary income). Earnings generated by interest received on fixed income securities generally will be a result of income generated on debt investments and will be taxable as ordinary income.

For individual shareholders, a portion of the dividends received from the Funds may be treated as "qualified dividend income," which is currently taxable to individuals at a maximum rate of 15%, to the extent that such Funds receive qualified dividend income from domestic corporations and certain qualified foreign corporations and certain holding period and other requirements are met.

                                                               SHAREHOLDER GUIDE

The shareholder must also generally satisfy a more than 60 day holding period requirement with respect to each distribution of qualified dividends in order to qualify for the 15% rate on such distribution. For corporate shareholders, a portion of the dividends received from the Funds may qualify for the corporate dividends received deduction. The favorable treatment of any qualified dividend income is scheduled to expire after 2010.

MainStay Investments will mail your tax report each year by January 31. This report will tell you which dividends and redemption proceeds should be treated as taxable ordinary income, which, if any, as tax-exempt income, and which, if any, as long-term capital gains.

The Funds may be required to withhold U.S. Federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Such withholding is not an additional tax and any amounts withheld may be credited against your U.S. Federal income tax liability.

Return of Capital

If a Fund's distributions exceed its income and capital gains realized in any year, such excess distributions will constitute a return of capital for federal income tax purposes. A return of capital generally will not be taxable to you at the time of the distribution, but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell shares.

However, if a Fund has available capital loss carryforwards to offset its capital gains realized in any year, and its distributions exceed its income alone, all or a portion of the excess distributions may not be treated, for tax purposes, as a return of capital, and would be taxable to shareholders.

Exchanges

An exchange of shares of one MainStay Fund for shares of another will be treated as a sale of shares of the first MainStay Fund and a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxation.

KNOW WITH WHOM YOU'RE INVESTING

WHO RUNS THE FUNDS' DAY-TO-DAY BUSINESS?

The Board of Directors of the Funds oversees the actions of the Manager, the Subadvisor and the Distributor (each, as defined below) and decides on general policies. The Board also oversees the Funds' officers, who conduct and supervise the daily business of the Funds.

NYLIM, 51 Madison Avenue, New York, NY 10010, serves as the Funds' Manager. In conformity with the stated policies of the Funds, NYLIM administers each Fund's business affairs and manages the investment operations of each Fund and the composition of the portfolio of each Fund, subject to the supervision of the Board of Directors. The Manager commenced operations in April 2000 and is an independently managed, wholly-owned subsidiary of New York Life. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial, accounting and legal records required for the Funds.

The Manager has delegated its portfolio management responsibilities for the Funds to the Subadvisor and is responsible for supervising the Subadvisor in the execution of its responsibilities.

The Manager also pays the salaries and expenses of all personnel affiliated with the Funds except for the independent members of the Board and the Funds' Chief Compliance Officer, a portion of whose compensation may be paid by the Funds, and all the operational expenses that are not the responsibility of the Funds, including the fee paid to the Subadvisor. Pursuant to a management contract with each Fund, the Manager is entitled to receive fees from each Fund, accrued daily and payable monthly.


For the fiscal year ended December 31, 2007, MainStay ICAP Equity Fund, MainStay ICAP Select Equity Fund and MainStay ICAP International Fund paid NYLIM an aggregate fee for management services performed of 0.68%, 0.69% and 0.62%, respectively, of the average daily net assets of each Fund. MainStay ICAP Global Fund had not yet commenced operations as of December 31, 2007.



For information regarding the basis for the Board of Directors' approval of the management contract with NYLIM and the subadvisory contract with ICAP for all Funds except MainStay ICAP Global Fund, please refer to the Funds' semi-annual report to shareholders for the six-month period ended June 30, 2007. Information regarding the basis for the Board of Directors' approval of the management contract with NYLIM and the subadvisory contract with ICAP for MainStay ICAP Global Fund will be provided in the Fund's next report to shareholders.


The Manager is not responsible for records maintained by the Funds' custodian, transfer agent or Subadvisor, except to the extent expressly provided in the management agreement between the Manager and the Funds.

Pursuant to an agreement with NYLIM with respect to all of the Funds, State Street Bank & Trust Company ("State Street"), One Lincoln Street, Boston, Massachusetts, 02111-2900, provides sub-administration and sub-accounting services for the Funds. These services include calculating daily net asset values of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' respective net asset values, and assisting NYLIM in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, State Street is compensated by NYLIM.

WHO MANAGES YOUR MONEY?

NYLIM serves as the Manager of the assets of the Funds. NYLIM, a Delaware limited liability company, commenced operations in April 2000. NYLIM is an indirect, wholly-owned subsidiary of New York Life. As of December 31, 2007, NYLIM and its affiliates managed approximately $250 billion in assets.

Under the supervision of the Manager and pursuant to a subadvisory contract with the Manager, ICAP is responsible for making the specific decisions about buying, selling and holding securities; selecting and negotiating with brokers and brokerage firms; and maintaining accurate records for the Funds. For these services, ICAP is paid a monthly fee by NYLIM, not the Funds.


Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisors to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of a subadvisor to the Funds. The Manager and the Funds have obtained an exemptive order (the "Order") from the SEC permitting the Manager, on behalf of a Fund and subject to the approval of the Board, including a majority of the Independent Directors, to hire or terminate an unaffiliated subadvisor and to modify any existing or future subadvisory agreement with an unaffiliated subadvisor without shareholder approval. This authority is subject to certain conditions. Each Fund would notify shareholders and provide them with certain information required by the Order within 90 days of hiring a new subadvisor. The fees paid to the subadvisor are paid out of the management fee paid to the Manager and are not additional expenses of a Fund. Note that the shareholders of MainStay ICAP Equity Fund, MainStay ICAP International Fund and MainStay ICAP Select Equity Fund must initially approve this manager-of-managers arrangement before it goes into effect. To date, only the shareholders of MainStay ICAP Global Fund have approved the manager-of-managers arrangement.


The Manager and the Funds have retained the registered investment adviser listed below as the Subadvisor of the Funds.

Institutional Capital LLC ("ICAP"), whose principal place of business is 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606, has been in the investment management business since 1970, managing money for some of the world's largest and most respected corporations and institutions. As of December 31, 2007, ICAP managed approximately $18.4 billion in assets. NYLIM and ICAP are affiliates.

INVESTMENT TEAM

ICAP uses a team approach in making investment decisions for each Fund, with all of ICAP's investment professionals contributing to the process.

The senior members of the investment team and their areas of responsibility are described below. The Funds' SAI provides additional information about the senior members of the investment team, including other accounts they manage, their ownership of Fund shares and the method of determining the compensation for all key ICAP investment professionals.

JERROLD K. SENSER, CFA Mr. Senser has served as Chief Executive Officer and Chief Investment Officer of ICAP since July 2007. As CEO and CIO, Mr. Senser heads the investment committee and is the lead portfolio manager for all of ICAP's investment strategies. Previously, Mr. Senser served as Executive Vice President and Co-Chief Investment Officer of ICAP from March 1993 to July 2007. Mr. Senser has been with the firm since 1986. Mr. Senser graduated with a BA in economics from the University of Michigan, and an MBA from the University of Chicago. He is a CFA charterholder. Prior to joining ICAP, Mr. Senser spent seven years at Stein Roe & Farnham as an associate involved in economic and fixed-income analysis. He began his career at Data Resources, Inc., an economic consulting firm.

THOMAS R. WENZEL, CFA Mr. Wenzel, has served as Executive Vice President and Director of Research, since April 2006 and is a senior member of the investment committee. Mr. Wenzel serves as a lead portfolio manager for all of ICAP's investment strategies. As a 16-year veteran of the firm, Mr. Wenzel also leads the firm's investment research with particular emphasis on the financial sector. Previously, Mr. Wenzel served as Senior Vice President and Director of Research from October 1993 to April 2006. At the University of Wisconsin-Madison, he participated in the applied security analysis and investment management program and earned a BA in economics and an MBA. He is a CFA charterholder. Before joining ICAP in 1992, he served as a senior equity analyst at Brinson Partners for six years.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance of each Fund for each of the past five years. Certain information reflects financial results for a single Fund share. The total returns presented in the table represent the rate that an investor would have earned or lost on an investment in the Fund for the stated period (assuming reinvestment of all dividends and distributions). The information for the periods ended December 31, 2006 and 2007 has been audited by KPMG, whose report, along with the Funds' financial statements, is included in the annual report, which is available upon request. The annual report is also available at www.mainstayfunds.com. The information for the years ended on or before December 31, 2005 was audited by other auditors.


As MainStay ICAP Global Fund has not yet commenced operations as of the date of this Prospectus, financial highlights have not been provided for that Fund. Please note that the fiscal year end for ICAP Global Fund is October 31.

FINANCIAL HIGHLIGHTS

ICAP EQUITY FUND
(Selected per share data and ratios)

                                                                         CLASS A                       CLASS C
                                                               ---------------------------   ---------------------------
                                                                              SEPTEMBER 1,                  SEPTEMBER 1,
                                                                   YEAR         2006(A)          YEAR         2006(A)
                                                                  ENDED         THROUGH         ENDED         THROUGH
                                                               DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                   2007           2006           2007           2006
Net asset value at beginning of period                           $  45.01       $  44.82       $  44.96       $  44.82
                                                                 --------       --------       --------       --------
Net investment income                                                0.66           0.20 (b)       0.34           0.08(b)
Net realized and unrealized gain on investments                      1.88           4.02           1.85           4.03
                                                                 --------       --------       --------       --------
Total from investment operations                                     2.54           4.22           2.19           4.11
                                                                 --------       --------       --------       --------

Less dividends and distributions:
 From net investment income                                         (0.61)         (0.30)         (0.31)         (0.24)
 From net realized gain on investments                              (5.41)         (3.73)         (5.41)         (3.73)
                                                                 --------       --------       --------       --------
Total dividends and distributions                                   (6.02)         (4.03)         (5.72)         (3.97)
                                                                 --------       --------       --------       --------
Net asset value at end of period                                 $  41.53       $  45.01       $  41.43       $  44.96
                                                                 ========       ========       ========       ========
Total investment return (c)                                          5.78%          9.55%(d)       4.99%          9.30%(d)

Ratios (to average net assets)/Supplemental Data:
 Net investment income                                               1.22%          1.28%+         0.49%          0.54%+
 Net expenses                                                        1.18%          1.30%+         1.93%          2.05%+
 Expenses (before waiver/reimbursement)                              1.36%          1.39%+         2.11%          2.14%+
Portfolio turnover rate                                                71%            80%            71%            80%
Net assets at end of period (in 000's)                           $ 51,349       $  6,798       $  8,606       $  1,922

                                                                        CLASS R1                      CLASS R2
                                                               ---------------------------   ---------------------------
                                                                              SEPTEMBER 1,                  SEPTEMBER 1,
                                                                   YEAR         2006(A)          YEAR         2006(A)
                                                                  ENDED         THROUGH         ENDED         THROUGH
                                                               DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                   2007           2006           2007           2006
Net asset value at beginning of period                           $  45.00       $  44.82       $  45.02       $  44.82
                                                                 --------       --------       --------       --------
Net investment income                                                0.77           0.22 (b)       0.63           0.12(b)
Net realized and unrealized gain on investments                      1.94           4.03           1.92           4.13
                                                                 --------       --------       --------       --------
Total from investment operations                                     2.71           4.25           2.55           4.25
                                                                 --------       --------       --------       --------

Less dividends and distributions:
 From net investment income                                         (0.71)         (0.34)         (0.62)         (0.32)
 From net realized gain on investments                              (5.41)         (3.73)         (5.41)         (3.73)
                                                                 --------       --------       --------       --------
Total dividends and distributions                                   (6.12)         (4.07)         (6.03)         (4.05)
                                                                 --------       --------       --------       --------
Net asset value at end of period                                 $  41.59       $  45.00       $  41.54       $  45.02
                                                                 ========       ========       ========       ========
Total investment return (c)                                          6.10%          9.67%(d)       5.82%          9.58%(d)

Ratios (to average net assets)/Supplemental Data:
 Net investment income                                               1.72%          1.38%+         1.29%          0.77%+
 Net expenses                                                        0.90%          0.90%+         1.15%          1.15%+
 Expenses (before waiver/reimbursement)                              1.02%          0.99%+         1.27%          1.24%+
Portfolio turnover rate                                                71%            80%            71%            80%
Net assets at end of period (in 000's)                           $  1,097       $     40       $  1,156       $  1,161

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is calculated exclusive of sales charges. Class
     I, Class R1, Class R2 and Class R3 are not subject to sales charges.
(d)  Total return is not annualized.
 +   Annualized.

                                                            FINANCIAL HIGHLIGHTS

ICAP EQUITY FUND
(Selected per share data and ratios)

                                           CLASS I
       --------------------------------------------------------------------------------
                                   YEAR ENDED DECEMBER 31,
       --------------------------------------------------------------------------------
          2007              2006             2005             2004              2003
       $    45.03         $  41.17         $  44.01         $  40.89         $    32.07
       ----------         --------         --------         --------         ----------
             0.77             0.63(b)          0.65             0.72               0.37
             1.94             7.59             4.17             3.88               8.82
       ----------         --------         --------         --------         ----------
             2.71             8.22             4.82             4.60               9.19
       ----------         --------         --------         --------         ----------

            (0.76)           (0.63)           (0.64)           (0.72)             (0.37)
            (5.41)           (3.73)           (7.02)           (0.76)                --
       ----------         --------         --------         --------         ----------
            (6.17)           (4.36)           (7.66)           (1.48)             (0.37)
       ----------         --------         --------         --------         ----------
       $    41.57         $  45.03         $  41.17         $  44.01         $    40.89
       ==========         ========         ========         ========         ==========
             6.20%           20.17%           10.91%           11.33%             28.83%

             1.63%            1.42%            1.37%            1.63%              1.03%
             0.80%            0.80%            0.80%            0.80%              0.80%
             0.92%            0.88%            0.88%            0.87%              0.87%
               71%              80%              86%              74%                97%
       $1,041,210         $982,543         $800,011         $943,964         $1,079,900

                   CLASS R3
       ---------------------------------
                            SEPTEMBER 1,
           YEAR               2006(A)
          ENDED               THROUGH
       DECEMBER 31,         DECEMBER 31,
           2007                 2006
         $  45.00             $  44.82
         --------             --------
             0.57                 0.13(b)
             1.86                 4.06
         --------             --------
             2.43                 4.19
         --------             --------

            (0.50)               (0.28)
            (5.41)               (3.73)
         --------             --------
            (5.91)               (4.01)
         --------             --------
         $  41.52             $  45.00
         ========             ========
             5.55%                9.49%(d)

             0.98%                0.86%+
             1.40%                1.40%+
             1.52%                1.49%+
               71%                  80%
         $     67             $     27

FINANCIAL HIGHLIGHTS

ICAP SELECT EQUITY FUND
(Selected per share data and ratios)

                                                                         CLASS A                       CLASS C
                                                               ---------------------------   ---------------------------
                                                                              SEPTEMBER 1,                  SEPTEMBER 1,
                                                                   YEAR         2006(A)          YEAR         2006(A)
                                                                  ENDED         THROUGH         ENDED         THROUGH
                                                               DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                   2007           2006           2007           2006
Net asset value at beginning of period                           $  41.60       $  39.46       $  41.56       $  39.46
                                                                 --------       --------       --------       --------
Net investment income                                                0.48(b)        0.24(b)        0.14(b)        0.13(b)
Net realized and unrealized gain on investments                      2.23           3.62           2.24           3.63
                                                                 --------       --------       --------       --------
Total from investment operations                                     2.71           3.86           2.38           3.76
                                                                 --------       --------       --------       --------

Less dividends and distributions:
 From net investment income                                         (0.51)         (0.29)         (0.25)         (0.23)
 From net realized gain on investments                              (5.01)         (1.43)         (5.01)         (1.43)
                                                                 --------       --------       --------       --------
Total dividends and distributions                                   (5.52)         (1.72)         (5.26)         (1.66)
                                                                 --------       --------       --------       --------
Net asset value at end of period                                 $  38.79       $  41.60       $  38.68       $  41.56
                                                                 ========       ========       ========       ========
Total investment return (c)                                          6.62%          9.84%(d)       5.83%          9.59%(d)

Ratios (to average net assets)/Supplemental Data:
 Net investment income                                               1.09%          1.73%+         0.33%          0.91%+
 Net expenses                                                        1.15%          1.20%+         1.90%          1.95%+
 Expenses (before waiver/reimbursement)                              1.26%          1.29%+         2.01%          2.04%+
Portfolio turnover rate                                               123%           115%           123%           115%
Net assets at end of period (in 000's)                           $161,070       $ 16,514       $ 45,789       $  3,293

                                                                        CLASS R1                      CLASS R2
                                                               ---------------------------   ---------------------------
                                                                              SEPTEMBER 1,                  SEPTEMBER 1,
                                                                   YEAR         2006(A)          YEAR         2006(A)
                                                                  ENDED         THROUGH         ENDED         THROUGH
                                                               DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                   2007           2006           2007           2006
Net asset value at beginning of period                           $ 41.62        $ 39.46        $ 41.60        $ 39.46
                                                                 -------        -------        -------        -------
Net investment income (b)                                           0.59           0.26           0.53           0.17
Net realized and unrealized gain on investments                     2.24           3.63           2.18           3.68
                                                                 -------        -------        -------        -------
Total from investment operations                                    2.83           3.89           2.71           3.85
                                                                 -------        -------        -------        -------

Less dividends and distributions:
 From net investment income                                        (0.59)         (0.30)         (0.50)         (0.28)
 From net realized gain on investments                             (5.01)         (1.43)         (5.01)         (1.43)
                                                                 -------        -------        -------        -------
Total dividends and distributions                                  (5.60)         (1.73)         (5.51)         (1.71)
                                                                 -------        -------        -------        -------
Net asset value at end of period                                 $ 38.85        $ 41.62        $ 38.80        $ 41.60
                                                                 =======        =======        =======        =======
Total investment return (c)                                         6.87%          9.94%(d)       6.56%          9.85%(d)

Ratios (to average net assets)/Supplemental Data:
 Net investment income                                              1.33%          1.89%+         1.18%          1.25%+
 Net expenses                                                       0.90%          0.90%+         1.15%          1.15%+
 Expenses (before waiver/reimbursement)                             1.01%          0.99%+         1.26%          1.24%+
Portfolio turnover rate                                              123%           115%           123%           115%
Net assets at end of period (in 000's)                           $ 1,440        $    63        $12,712        $    27

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is calculated exclusive of sales charges. Class
     C, Class I, Class R1, Class R2 and Class R3 are not subject to sales charges.
(d)  Total return is not annualized.
 +   Annualized.

                                                            FINANCIAL HIGHLIGHTS

ICAP SELECT EQUITY FUND
(Selected per share data and ratios)

                                              CLASS I
       --------------------------------------------------------------------------------------
                                      YEAR ENDED DECEMBER 31,
       --------------------------------------------------------------------------------------
          2007               2006               2005               2004               2003
       $    41.62         $    36.17         $    34.35         $    29.79         $    21.37
       ----------         ----------         ----------         ----------         ----------
             0.64(b)            0.57(b)            0.45               0.56               0.21
             2.21               6.83               2.70               4.76               8.42
       ----------         ----------         ----------         ----------         ----------
             2.85               7.40               3.15               5.32               8.63
       ----------         ----------         ----------         ----------         ----------

            (0.62)             (0.52)             (0.45)             (0.56)             (0.21)
            (5.01)             (1.43)             (0.88)             (0.20)                --
       ----------         ----------         ----------         ----------         ----------
            (5.63)             (1.95)             (1.33)             (0.76)             (0.21)
       ----------         ----------         ----------         ----------         ----------
       $    38.84         $    41.62         $    36.17         $    34.35         $    29.79
       ==========         ==========         ==========         ==========         ==========
             6.95%             20.60%              9.22%             17.98%            40.68%

             1.44%              1.45%              1.38%              2.18%             0.88%
             0.80%              0.80%              0.80%              0.80%             0.80%
             0.91%              0.88%              0.93%              1.01%             1.22%
              123%               115%               170%               198%              317%
       $1,863,460         $1,519,408         $  676,703         $  285,529         $   81,021

               CLASS R3
      ---------------------------
                     SEPTEMBER 1,
          YEAR         2006(A)
         ENDED         THROUGH
      DECEMBER 31,   DECEMBER 31,
          2007           2006
         $41.58         $39.46
         ------         ------
           0.31           0.14
           2.29           3.67
         ------         ------
           2.60           3.81
         ------         ------

          (0.41)         (0.26)
          (5.01)         (1.43)
         ------         ------
          (5.42)         (1.69)
         ------         ------
         $38.76         $41.58
         ======         ======
           6.30%          9.77%(d)

           0.70%          1.00%+
           1.40%          1.40%+
           1.51%          1.49%+
            123%           115%
         $  185         $   27

FINANCIAL HIGHLIGHTS

ICAP INTERNATIONAL FUND
(Selected per share data and ratios)

                                        CLASS A                                 CLASS C
                            --------------------------------        --------------------------------
                                                SEPTEMBER 1,                            SEPTEMBER 1,
                                YEAR              2006(A)               YEAR              2006(A)
                               ENDED              THROUGH              ENDED              THROUGH
                            DECEMBER 31,        DECEMBER 31,        DECEMBER 31,        DECEMBER 31,
                                2007                2006                2007                2006
Net asset value at
 beginning of period          $  39.09            $ 37.00             $ 39.03              $37.00
                              --------            -------             -------              ------
Net investment income
 (loss)                           0.57(b)            0.00(b)(c)          0.25(b)            (0.09)(b)
Net realized and
 unrealized gain on
 investments                      3.67               3.58                3.66                3.56
                              --------            -------             -------              ------
Total from investment
 operations                       4.24               3.58                3.91                3.47
                              --------            -------             -------              ------

Less dividends and distributions:
 From net investment
   income                        (0.69)             (0.79)              (0.48)              (0.74)
 From net realized gain
   on investments                (4.42)             (0.70)              (4.42)              (0.70)
                              --------            -------             -------              ------
Total dividends and
 distributions                   (5.11)             (1.49)              (4.90)              (1.44)
                              --------            -------             -------              ------
Redemption fee                    0.00(b)(c)         0.00(b)(c)          0.00(b)(c)          0.00(b)(c)
                              --------            -------             -------              ------
Net asset value at end of
 period                       $  38.22            $ 39.09             $ 38.04              $39.03
                              ========            =======             =======              ======
Total investment return
 (d)                             11.20%              9.74%(e)(f)        10.35%               9.44%(e)(f)

Ratios (to average net assets)/Supplemental Data:
 Net investment income
   (loss)                         1.36%              0.04%+              0.60%              (0.69%)+
 Net expenses                     1.15%              1.15%+              1.90%               1.90%+
 Expenses (before
   reimbursement/waiver)          1.33%              1.47%(f)+           2.08%               2.22%(f)+
Portfolio turnover rate            109%               155%                109%                155%
Net assets at end of
 period (in 000's)            $121,098            $20,516             $32,652              $7,266

(a)  Commencement of operations.
(b)  Per share amount data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total return is calculated exclusive of sales charges. Class
     I, Class R1, Class R2 and Class R3 are not subject to sales charges.
(e)  Total return is not annualized.
(f)  Includes nonrecurring reimbursements from affiliates for IRS interest charge. If these nonrecurring reimbursements had
     not been made, the total return would have been 9.71%,
     9.41%, 24.23%, 9.76%, 9.69% and 9.58% for Class A, Class C,
     Class I, Class R1, Class R2 and Class R3 shares,
     respectively, for the period ended December 31, 2006.
(g)  The redemption fees have been reclassified from net realized and unrealized gain on investments to a separate line,
     redemption fees, to conform to the current year
     presentation.
 +   Annualized.

                                                            FINANCIAL HIGHLIGHTS

ICAP INTERNATIONAL FUND
(Selected per share data and ratios)

                                        CLASS I
       --------------------------------------------------------------------------
                                YEAR ENDED DECEMBER 31,
       --------------------------------------------------------------------------
         2007             2006             2005            2004            2003
       $  39.10         $  32.89         $  30.18         $ 24.20         $ 17.45
       --------         --------         --------         -------         -------
           0.78(b)          0.77(b)          0.55            0.30            0.39
           3.59             7.16             5.20(g)         6.16(g)         6.72(g)
       --------         --------         --------         -------         -------
           4.37             7.93             5.75            6.46            7.11
       --------         --------         --------         -------         -------

          (0.79)           (1.03)           (0.54)          (0.30)          (0.41)
          (4.42)           (0.70)           (2.50)          (0.18)             --
       --------         --------         --------         -------         -------
          (5.21)           (1.73)           (3.04)          (0.48)          (0.41)
       --------         --------         --------         -------         -------
           0.00(b)(c)       0.01(b)          0.00(c)(g)      0.00(c)(g)      0.05(g)
       --------         --------         --------         -------         -------
       $  38.26         $  39.10         $  32.89         $ 30.18         $ 24.20
       ========         ========         ========         =======         =======
          11.52%           24.30%(f)        19.15%          26.87%          41.85%

           1.86%            2.09%            2.05%           1.23%           1.89%
           0.80%            0.80%            0.80%           0.80%           0.80%
           0.98%            1.01%(f)         1.12%           1.20%           1.57%
            109%             155%             139%            122%            218%
       $753,984         $568,662         $179,787         $94,158         $45,715

FINANCIAL HIGHLIGHTS

ICAP INTERNATIONAL FUND
(Selected per share data and ratios)

                                        CLASS R1                                CLASS R2
                            --------------------------------        --------------------------------
                                                SEPTEMBER 1,                            SEPTEMBER 1,
                                YEAR              2006(A)               YEAR              2006(A)
                               ENDED              THROUGH              ENDED              THROUGH
                            DECEMBER 31,        DECEMBER 31,        DECEMBER 31,        DECEMBER 31,
                                2007                2006                2007                2006
Net asset value at
 beginning of period           $39.08              $37.00             $ 39.08              $37.00
                               ------              ------             -------              ------
Net investment income
 (loss)                          0.47(b)             0.13(b)             0.35(b)            (0.03)(b)
Net realized and
 unrealized gain on
 investments                     3.86                3.46                3.88                3.61
                               ------              ------             -------              ------
Total from investment
 operations                      4.33                3.59                4.23                3.58
                               ------              ------             -------              ------

Less dividends and distributions:
 From net investment
   income                       (0.76)              (0.81)              (0.69)              (0.80)
 From net realized gain
   on investments               (4.42)              (0.70)              (4.42)              (0.70)
                               ------              ------             -------              ------
Total dividends and
 distributions                  (5.18)              (1.51)              (5.11)              (1.50)
                               ------              ------             -------              ------
Redemption fee                   0.00(b)(c)            --                0.00(b)(c)          0.00(c)
                               ------              ------             -------              ------
Net asset value at end of
 period                        $38.23              $39.08             $ 38.20              $39.08
                               ======              ======             =======              ======
Total investment return
 (d)                            11.41%               9.78%(e)(f)        11.16%               9.72%(e)(f)

Ratios (to average net assets)/Supplemental Data:
 Net investment income
   (loss)                        1.12%               1.04%+              0.83%              (0.20%)+
 Net expenses                    0.90%               0.90%+              1.15%               1.15%+
 Expenses (before
   reimbursement/waiver)         1.08%               1.22%(f)+           1.33%               1.47%(f)+
Portfolio turnover rate           109%                155%                109%                155%
Net assets at end of
 period (in 000's)             $  418              $   27             $12,816              $2,533

(a)  Commencement of operations.
(b)  Per share amount data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total return is calculated exclusive of sales charges. Class
     I, Class R1, Class R2 and Class R3 are not subject to sales charges.
(e)  Total return is not annualized.
(f)  Includes nonrecurring reimbursements from affiliates for IRS interest charge. If these nonrecurring reimbursements had
     not been made, the total return would have been 9.71%,
     9.41%, 24.23%, 9.76%, 9.69% and 9.58% for Class A, Class C,
     Class I, Class R1, Class R2 and Class R3 shares,
     respectively, for the period ended December 31, 2006.
(g)  The redemption fees have been reclassified from net realized and unrealized gain on investments to a separate line,
     redemption fees, to conform to the current year
     presentation.
 +   Annualized.

                                                            FINANCIAL HIGHLIGHTS

ICAP INTERNATIONAL FUND
(Selected per share data and ratios)

                    CLASS R3
       ----------------------------------
                            SEPTEMBER 1,
           YEAR                2006(A)
          ENDED                THROUGH
       DECEMBER 31,         DECEMBER 31,
           2007                 2006
          $39.06               $37.00
          ------               ------
            0.21(b)              0.07(b)
            3.89                 3.45
          ------               ------
            4.10                 3.52
          ------               ------

           (0.61)               (0.76)
           (4.42)               (0.70)
          ------               ------
           (5.03)               (1.46)
          ------               ------
            0.00(b)(c)             --
          ------               ------
          $38.13               $39.06
          ======               ======
           10.82%                9.60%(e)(f)

            0.49%                0.55%+
            1.40%                1.40%+
            1.58%                1.72%(f)+
             109%                 155%
          $  289               $   27

[RECYCLE LOGO]

No dealer, salesman or any other person is authorized to give any information or to make any representations other than those contained in this Prospectus and in the related Statement of Additional Information, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Distributor. This Prospectus and the related Statement of Additional Information do not constitute an offer by the Funds or by the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer in such jurisdiction.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Provides more details about the Funds. The current SAI is incorporated by reference into this Prospectus and has been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS
Provide additional information about the Funds' investments and include discussions of market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

TO OBTAIN INFORMATION:
More information about the Funds, including the SAI and the Annual/Semi-Annual Reports, is available, without charge, upon request. To obtain information, or for shareholder inquiries, call toll-free 1-800-MAINSTAY (1-800-624-6782), visit our website at www.mainstayfunds.com, or write to NYLIFE Distributors LLC, attn:
MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

You can also review and copy information about the Funds (including the SAI) by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-551-8090). This information is also available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained by paying a duplicating fee and sending an e-mail to publicinfo@sec.gov or writing the SEC's Public Reference Section, Washington, DC 20549-0102.

NYLIFE DISTRIBUTORS LLC
169 Lackawanna Avenue
Parsippany, New Jersey 07054
NYLIFE Distributors LLC is the Distributor of the MainStay Funds.

ICAP Funds, Inc.
SEC File Number: 811-8850

For more information, call 1-800-MAINSTAY (1-800-624-6782) or visit our website at www.mainstayfunds.com.
                                                                    MSIC01-04/08

                                 MAINSTAY FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                            MainStay ICAP Equity Fund
                        MainStay ICAP Select Equity Fund
                            MainStay ICAP Global Fund
                        MainStay ICAP International Fund

                   Investor Class, Class A, Class C, Class I
                     Class R1, Class R2 and Class R3 Shares

                                 April 29, 2008

     Although not a prospectus, this Statement of Additional Information (the "SAI") supplements the information contained in the prospectus dated April 29, 2008, for the Investor Class, Class A, Class C, Class I, Class R1, Class R2 and Class R3 shares of certain separate investment series (collectively, the "Funds," "MainStay Funds" or "MainStay ICAP Funds") of ICAP Funds, Inc., a Maryland corporation (the "Company"), as amended or supplemented from time to time (the "Prospectus"). This SAI is incorporated by reference in and is made a part of the Prospectus, and should be read in conjunction with the Prospectus. The Prospectus is available without charge by writing to MainStay Funds, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, or by calling toll free 1-800-MAINSTAY (1-800-624-6782).

     No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Company or NYLIFE Distributors LLC (the "Distributor"). This SAI and the Prospectus do not constitute an offer by the Company or the Distributor to sell, or a solicitation of an offer to buy, any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer in such jurisdiction.

     Shareholder inquiries should be made by writing directly to NYLIM Service Company LLC ("NYLIM SC" or "MainStay Investments"), the Company's transfer agent and an affiliate of New York Life Investment Management LLC, P.O. Box 8401, Boston, Massachusetts 02266-8401, or by calling toll free 1-800-MAINSTAY (1-800-624-6782). In addition, you can make inquiries through your registered representative.


     The financial statements of the Company, including the Financial Highlights for the fiscal year ended December 31, 2007 as presented in the 2007 Annual Report to Shareholders and the Report to Shareholders thereon of KPMG LLP ("KPMG"), an independent registered public accounting firm, appearing therein are incorporated by reference into this SAI. The MainStay ICAP Global Fund has not been in operation as of the date of this SAI and thus has no financial information available. Please note that the fiscal year end for ICAP Global
Fund is October 31.

TABLE OF CONTENTS

                                                                            Page
                                                                            ----
CORPORATE ORGANIZATION                                                        3
INVESTMENT POLICIES: FUNDAMENTAL AND NON-FUNDAMENTAL                          3
IMPLEMENTATION OF INVESTMENT OBJECTIVES                                       5
DIRECTORS AND OFFICERS                                                       19
CODES OF ETHICS                                                              26
PRINCIPAL SHAREHOLDERS                                                       26
INVESTMENT ADVISER, SUBADVISOR AND DISTRIBUTOR                               31
DISTRIBUTION AND SHAREHOLDER SERVICE PLANS                                   34
PROXY VOTING POLICIES                                                        38
FUND TRANSACTIONS AND BROKERAGE                                              41
FUND MANAGERS                                                                43
PORTFOLIO HOLDINGS DISCLOSURE POLICY                                         44
NET ASSET VALUE                                                              45
SHAREHOLDER INVESTMENT ACCOUNT                                               46
PURCHASE, REDEMPTION AND EXCHANGES                                           47
ALTERNATIVE SALES ARRANGEMENTS                                               51
TAX-DEFERRED RETIREMENT PLANS                                                55
TAX INFORMATION                                                              56
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                62
TRANSFER AGENT                                                               62
SUB-ADMINISTRATOR                                                            63
CUSTODIAN                                                                    63
LEGAL COUNSEL                                                                63
REGISTRATION STATEMENTS                                                      63

     No person has been authorized to give any information or to make any representations other than those contained in this SAI and related Prospectus, and if given or made, the information or representations may not be relied upon as having been made by the Funds. This SAI is not an offer to sell securities in any state or jurisdiction in which an offering may not legally be made.

CORPORATE ORGANIZATION

     The Company is an open-end management investment company, commonly referred to as a mutual fund. The Company is organized as a Maryland corporation and was incorporated on November 1, 1994.

     The Company is authorized to issue shares of common stock in series and classes. The Company currently offers four series of shares: the MainStay ICAP Equity Fund (the "ICAP Equity Fund"), the MainStay ICAP Select Equity Fund (the "ICAP Select Equity Fund"), the MainStay ICAP Global Fund (the "ICAP Global Fund") and the MainStay ICAP International Fund (the "ICAP International Fund"). Each series, in turn, currently offers seven classes of shares: Investor Class, Class A, Class C, Class I, Class R1, Class R2, and Class R3, except for the ICAP Global Fund, which offers Investor Class, Class A, Class C and Class I shares. Each share of common stock of each Fund is entitled to one vote, and each share is entitled to participate equally in dividends and capital gain distributions by the respective Fund and in the residual assets of the respective Fund in the event of liquidation. However, each Fund bears its own expenses and matters affecting only one Fund are voted on only by that Fund's shareholders. The Funds are "diversified" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). When formed, the ICAP Select Equity Fund was sub-classified as a "non-diversified" fund as defined in the 1940 Act. However, due to the Fund's principal investment strategy and investment process it has historically operated as a "diversified" fund. Therefore, the Fund will not operate as a "non-diversified" fund without first obtaining shareholder approval.

     No certificates will be issued for shares held in your account. You will, however, have full shareholder rights.

     Generally, the Funds will not hold annual shareholders' meetings unless required by the 1940 Act or Maryland law.

     New York Life Investment Management LLC ("NYLIM") serves as the investment adviser for the Funds and has entered into a subadvisory agreement with Institutional Capital LLC ("ICAP") pursuant to which ICAP is responsible for making specific decisions about buying, selling and holding securities; selecting and negotiating with brokers and brokerage firms; and maintaining accurate records for the Funds. NYLIM and ICAP are affiliates.

INVESTMENT POLICIES:  FUNDAMENTAL AND NON-FUNDAMENTAL

     The following are the fundamental investment policies applicable to each Fund which cannot be changed without the approval of a majority of the relevant Fund's outstanding voting securities. As used herein, a "majority of the relevant Fund's outstanding voting securities" means the lesser of (i) 67% of the shares of common stock of the Fund represented at a meeting at which more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares of common stock of the Fund. Except for those investment policies of a Fund specifically identified as fundamental in the Prospectus and this SAI, the Funds' investment objectives as described in the Prospectus and all other investment policies and practices described in the Prospectus and this SAI may be changed by the Board of Directors without the approval of shareholders.

     Unless otherwise indicated, all of the percentage limitations below, and in the investment restrictions recited in the Prospectus, apply to each Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation.

     The Funds may not, with respect to 75% of each Fund's total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

     The ICAP Equity Fund, ICAP Select Equity Fund and ICAP International Fund, may not:

          1. Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) and (ii) make other investments or engage in other transactions permissible under the 1940 Act which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings).

          2. Act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), in connection with the purchase and sale of portfolio securities.

          3. Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund's investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of such Fund's total assets.

          4. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

          5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

          6. Issue senior securities, except as permitted under the 1940 Act.

          7. Purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers whose principal business activities are in the same industry.

     For the purposes of the fundamental investment restriction, set out in Item 7 above, each Fund may use the industry classifications provided by Bloomberg, L.P., the Morgan Stanley Capital International/Standard & Poor's Global Industry Classification Standard ("GICS") or any other reasonable industry classification system. A Fund's reliance on a particular classification system is not a fundamental investment restriction, and, therefore, may be changed without shareholder approval.
The ICAP Global Fund:
          1. Shall be a "diversified company" as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

          2. May borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

          3. May not "concentrate" its investments in a particular industry or group of industries, except as permitted under the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to a Fund's investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; or (iii) repurchase agreements (collateralized by the instruments described in Clause (ii)).

          For the purposes of this fundamental investment restriction, the ICAP Global Fund may use the industry classifications provided by Bloomberg, L.P., the Morgan Stanley Capital International/Standard & Poor's Global Industry Classification Standard ("GICS") or any other reasonable industry classification system. Wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. The Fund's reliance on a particular classification system is not a fundamental investment restriction, and, therefore, may be changed without shareholder approval.

          4. May purchase or sell real estate or any interest therein to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

          5. May not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

          6. May make loans to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

          7. May act as an underwriter of securities within the meaning of the 1933 Act, to the extent permitted under the 1933 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

          8. May issue senior securities, to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

     The investment objective of each Fund, (except for the ICAP Global Fund) is also a fundamental investment policy which cannot be changed without the approval of a majority of the relevant Fund's outstanding voting securities. The ICAP Global Fund's investment objective may be changed without shareholder approval. The investment objective of the ICAP Equity Fund is to seek a superior total return with only a moderate degree of risk. The investment objective of the ICAP Select Equity Fund is to seek a superior total return. The investment objective of the ICAP International Fund is to seek a superior total return with income as a secondary objective. The investment objective of the ICAP Global Fund is to seek a superior total return.

     The following are the non-fundamental investment policies applicable to each Fund, except as otherwise noted below, which may be changed by the Board of Directors of the Funds (the "Board of Directors") without shareholder approval.

     No Fund may:

          1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

          2. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

          3. Invest in illiquid securities if, as a result of such investment, more than 5% of the Fund's net assets would be invested in illiquid securities.

          4. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

          5. Enter into option contracts or futures contracts (including options on futures contracts) or forward foreign currency exchange contracts (with respect to the ICAP Global Fund and ICAP International Fund only) if more than 30% of the Fund's net assets would be represented by such contracts.

          6. Enter into futures contracts or options on futures contracts if more than 5% of the Fund's net assets would be committed to initial margin deposits and premiums on such contracts.

          7. Purchase securities when borrowings exceed 5% of its total assets.

          8. Make any change in its investment policy of investing at least 80% of its net assets in the investments suggested by the Fund's name without first providing shareholders of the Fund with at least 60 days' notice. The use of the term "international" or "global" suggests diversification throughout the world but does not suggest any particular investments by the ICAP International Fund or ICAP Global Fund, respectively. Therefore, the ICAP International Fund and the ICAP Global Fund are not subject to this policy.

IMPLEMENTATION OF INVESTMENT OBJECTIVES

     The following information supplements the discussion of the Funds' investment objectives and strategies described in the Prospectus under the headings "The Funds - Investment Objectives and Principal Investment Strategies" and "The Funds - Types of Investments and Fund Policies."

     Unless otherwise stated in the Prospectus, many investment techniques are discretionary. That means the Manager or Subadvisor may elect to engage or not engage in the various techniques at its sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed. With respect to some of the investment practices and techniques, Funds that are most likely to engage in a particular investment practice or technique are indicated in the relevant descriptions as Funds that may engage in such practices or techniques.

NONE OF THE FUNDS ALONE CONSTITUTES A COMPLETE INVESTMENT PROGRAM. The loss of money is a risk of investing in the Funds. None of the Funds, individually or collectively, is intended to constitute a balanced or complete investment program and the NAV per share of each Fund will fluctuate based on the value of the securities held by each Fund. Each of the Funds is subject to the general risks and considerations associated with investing in mutual funds generally as well as additional risks and restrictions discussed herein.

ANTICIPATED USE OF INVESTMENTS

     The following chart indicates the types of investments that each Fund may typically utilize. The presence of an indication on the chart does not mean that a Fund will always use the indicated investment/technique in its portfolio nor does the absence of an indication mean that a Fund is restricted from using the investment/technique.

                                                                             ICAP
                                            ICAP Select   ICAP Global   International
                         ICAP Equity Fund   Equity Fund       Fund           Fund
                         ----------------   -----------   -----------   -------------
Arbitrage

Bank Obligations

Borrowing

Brady Bonds

Commercial Paper                --               --            --             --

Common Stock                    --               --            --             --

Convertible Securities          --               --            --             --

Credit Default Swaps

Debt Securities

Depositary Receipts             --               --            --             --

Exchange Traded Funds

Floating and Variable
   Rate Securities

Floating Rate Loans

Foreign Currency
   Transactions                                                --             --

Foreign Government
   and Supranational
   Entity Securities

Foreign Index-Linked
   Instruments

Foreign Securities              --               --            --             --

Futures Transactions            --               --            --             --

High Yield Securities
   ("Junk Bonds")               --               --            --             --

Illiquid Securities             --               --            --             --

Investment Companies            --               --            --             --

Lending of Portfolio
   Securities                   --               --            --             --

Loan Participation
   Interests

Mortgage Dollar Rolls

Mortgage-Related and
   Other Asset-Backed
   Securities

Municipals

Options on Foreign                                             --             --
   Currencies

Options on Securities           --               --            --             --

Preferred Stock                 --               --            --             --

Real Estate
   Investment Trusts
   ("REITS")                    --               --            --             --

Repurchase Agreements           --               --            --             --

Restricted Securities

Reverse Repurchase
   Agreements

Securities Index
   Options                      --               --            --             --

Short Sales Against
   the Box

Sources of Liquidity
   or Credit Support

Stripped Securities

Swap Agreements

Temporary Defensive
   Positions; Cash
   Equivalents                  --               --            --             --

U.S. Government
   Securities                   --               --            --             --

Warrants                        --               --            --             --

When-Issued Securities          --               --            --             --

Zero Coupon Bonds

IN GENERAL

     None of the Funds will invest more than 5% of their net assets in any one of the following types of investments:

     -    investment grade debt securities;

     - non-investment grade debt securities (commonly referred to as "junk bonds"); and

     -    illiquid securities.

     Investment grade debt securities include long-term debt obligations rated Baa or higher by Moody's Investors Service ("Moody's"), BBB or higher by Standard & Poor's Corporation ("S&P") or Fitch Ratings ("Fitch"), or unrated securities of comparable quality as determined by the subadviser to the Funds, ICAP. Bonds rated Baa by Moody's or BBB by S&P, although considered investment grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated bonds.

BORROWING

Each Fund currently intends to borrow money only for temporary, extraordinary or emergency purposes and may not purchase securities when its borrowings exceed 5% of its total assets. A Fund may borrow from a bank, but only for temporary or emergency purposes. This borrowing may be unsecured. The 1940 Act requires a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time, and could cause the Fund to be unable to meet certain requirements for qualification as a regulated investment company under the Internal Revenue Code ("Code").

     Borrowing tends to exaggerate the effect on Fund's NAV per share of any changes in the market value of the Fund's portfolio securities. Money borrowed will be subject to interest costs, which may or may not be recovered by earnings on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.

     The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a Fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the Fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements, engaging in mortgage-dollar-roll transactions, selling securities short (other than short sales "against-the-box"), buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in sale-buybacks, entering into firm-commitment and standby-commitment agreements, engaging in when-issued, delayed-delivery, or forward-commitment transactions, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing. A borrowing transaction will not be considered to constitute the issuance of a "senior security" by a Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a Fund, if the Fund (1) maintains an offsetting financial position, (2) maintains liquid assets equal (as determined on a daily mark-to-market basis) in value to the Fund's potential economic exposure under the borrowing transaction, or (3) otherwise "covers" the transaction in accordance with applicable SEC guidance (collectively, "covers" the transaction). Liquid assets are maintained to cover "senior securities transactions". The value of the Fund's "senior securities" holdings are marked-to-market daily to ensure proper coverage. A Fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, assets being maintained to cover "senior securities" transactions may not be available to satisfy redemptions or for other purposes.

CASH EQUIVALENTS

     To the extent permitted by its investment objective and policies, each Fund may invest in cash equivalents. Cash equivalents are short-term fixed income securities issued by private and governmental institutions which are rated at least Prime-1 by Moody's, A-1 or higher by S&P, F-1 or higher by Fitch or unrated securities of comparable quality as determined by ICAP. Such securities include, without limitation, the following:

U.S. Government Securities. Securities issued or guaranteed by the United States government or its agencies or instrumentalities include various U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, such as Government National Mortgage Association ("GNMA") pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other securities, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. Additionally, other securities, such as those issued by the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality while others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. U.S. government securities also include government-guaranteed mortgage-backed securities.

     While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, and it is not so obligated by law. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if the Manager or Subadvisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by a Fund.

     U.S. government securities do not generally involve the credit risks associated with other types of interest bearing securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other interest bearing securities. Like other fixed-income securities, the values of U.S. government securities change as interest rates fluctuate. When interest rates decline, the values of U.S. government securities can be expected to increase, and when interest rates rise, the values of U.S. government securities can be expected to decrease.

          Certificates of Deposit. These securities are issued against funds deposited in a U.S. or foreign bank (and its subsidiaries and branches) or a U.S. savings and loan association. Such securities are for a definite period of time, earn a specified rate of return and are normally negotiable. If a certificate of deposit is non-negotiable, it will be considered illiquid and will be subject to each Fund's 5% restriction on investments in illiquid securities. A certificate of deposit requires the issuer to pay the amount deposited plus interest to the holder of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Funds may not be fully insured.

          Bank Time Deposits. Bank time deposits are monies kept on deposit with U.S. or foreign banks (and their subsidiaries and branches) or U.S. savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

          Bankers' Acceptances. Bankers' acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

          Repurchase Agreements. For this purpose, repurchase agreements include only those entered into with respect to obligations of the U.S. government, its agencies or instrumentalities. In such a transaction, at the time a Fund purchases the security, it simultaneously agrees to resell the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such transactions afford an opportunity for the Funds to invest temporarily available cash. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Funds is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the affected Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Funds could incur a loss of both principal and interest. ICAP monitors the value of the collateral at the time the transaction is entered into and at all times during the term of the repurchase agreement. ICAP does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Funds. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Funds to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

          Commercial Paper. These securities include commercial paper and commercial paper master notes (which are demand instruments without a fixed maturity bearing interest at rates which are fixed to known lending rates and automatically adjusted when such lending rates change). Master demand notes are direct lending arrangements between a Fund and a corporation. There is no secondary market for such notes; however, they are redeemable by the Funds at any time. ICAP will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because a Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand.

DEPOSITARY RECEIPTS

     A Fund may invest in securities of non-U.S. issuers directly or in the form of American Depositary Receipts ("ADRs"), and in the case of ICAP Global Fund and ICAP International Fund, also European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs"), or other similar securities representing ownership of securities of non-U.S. issuers held in trust by a bank or similar financial institution. These securities may not necessarily be denominated in the same currency as the securities, they represent. Designed for use in U.S., European and international securities markets, respectively, ADRs, EDRs, GDRs and IDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-U.S. securities to which they relate.

     ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and IDRs are receipts issued in Europe typically by non-U.S. banking and trust companies that evidence ownership of either foreign or U.S. securities. GDRs are receipts issued by either U.S. or non-U.S. banking institution evidencing ownership of the underlying non-U.S. securities. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, GDRs and IDRs, in bearer form, are designed for use in European and international securities markets. An ADR, EDR, GDR or IDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated.

DERIVATIVE INSTRUMENTS

     In General. Each Fund may invest up to 30% of its net assets in derivative instruments. The Funds may use derivative instruments for any lawful purpose consistent with their respective investment objectives such as hedging or managing risk, but not for speculation. Derivative instruments are commonly defined to include securities or contracts whose value depend on (or "derive" from) the value of one or more other assets, such as securities, currencies or commodities. These "other assets" are commonly referred to as "underlying assets."

     Hedging. The Funds may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or anticipated to be held in, their respective portfolios. Derivatives may also be used by the Funds to "lock-in" realized but unrecognized gains in the value of portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

     Managing Risk. The Funds may also use derivative instruments to manage the risks of their respective assets. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations held, establishing a position in the derivatives markets as a substitute for buying or selling certain securities or creating or altering exposure to certain asset classes, such as equity, debt and foreign securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way for a Fund to invest than "traditional" securities (i.e., stocks or bonds) would.

     Exchange or OTC Derivatives. Derivative instruments may be exchange-traded or traded in over-the-counter ("OTC") transactions between private parties. Exchange-traded derivatives are standardized options and futures contracts traded in an auction on the floor of a regulated exchange. Exchange contracts are generally liquid. The exchange clearinghouse is the counterparty of every contract. Thus, each holder of an exchange contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty. OTC derivatives are contracts between the holder and another party to the transaction (usually a securities dealer or a bank), but not any exchange clearinghouse. OTC transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument, and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

     Risks and Special Considerations. The use of derivative instruments involves risks and special considerations as described below. Risks pertaining to particular derivative instruments are described in the sections that follow.

     (1) MARKET RISK. The primary risk of derivatives is the same as the risk of the underlying assets; namely, that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose the Funds to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly ICAP's ability to anticipate movements of the securities and currencies markets, which requires different skills than anticipating changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect ICAP's judgment that the derivative transaction will provide value to a Fund and its shareholders and is consistent with the Fund's objectives, investment limitations and operating policies. In making such a judgment, ICAP will analyze the benefits and risks of the derivative transaction and weigh them in the context of the Fund's entire portfolio and investment objective.

     (2) CREDIT RISK. The Funds will be subject to the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Funds will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses to the Funds. The Funds will enter into transactions in derivative instruments only with counterparties that ICAP reasonably believes are capable of performing under the contract.

     (3) CORRELATION RISK. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) can result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.

     (4) LIQUIDITY RISK. Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. A Fund might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchased options). If a Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures or is closed out. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Funds.

     (5) LEGAL RISK. Legal risk is the risk of loss caused by the legal unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

     (6) SYSTEMIC OR "INTERCONNECTION" RISK. Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

     General Limitations. The use of derivative instruments is subject to applicable regulations of the Securities and Exchange Commission (the "SEC"), the several options and futures exchanges upon which they may be traded, the Commodity Futures Trading Commission ("CFTC") and various state regulatory authorities.

     In accordance with Rule 4.5 of the regulations under the Commodities Exchange Act, the Funds have filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. As a result, the Funds are not subject to registration or regulation as commodity pool operators.

     The SEC has identified certain trading practices involving derivative instruments that involve the potential for leveraging Fund assets in a manner that raises issues under the 1940 Act. In order to limit the potential for the leveraging of Fund assets, the SEC has stated that a Fund may use coverage or segregate its assets. Assets used as cover or held in a segregated account cannot be sold while the derivative position is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     In some cases, a Fund may be required to maintain or limit exposure to a specified percentage of its assets to a particular asset class. In such cases, when a Fund uses a derivative instrument to increase or decrease exposure to an asset class and is required by applicable SEC guidelines to maintain liquid assets to secure its obligations under the derivative instruments, ICAP may, where reasonable in light of the circumstances, measure compliance with the applicable percentage by reference to the nature of the economic exposure created through the use of the derivative instrument and by reference to the nature of the exposure arising from the liquid assets set aside to secure its obligations.

     Options. The Funds may use options for any lawful purpose consistent with their respective investment objectives such as hedging or managing risk but not for speculation. An option is a contract in which the "holder" (the buyer) pays a certain amount (the "premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price (the "strike price" or "exercise price") at or before a certain time (the "expiration date"). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to changes in the value of the underlying asset. The Funds may purchase (buy) or write (sell) put and call options on assets, such as securities, currencies and indices of debt and equity securities ("underlying assets") and enter into closing transactions with respect to such options to terminate an existing position. Options used by the Funds may include European, American and Bermuda style options. If an option is exercisable only at maturity, it is a "European" option; if it is also exercisable prior to maturity, it is an "American" option; if it is exercisable only at certain times, it is a "Bermuda" option.

     The Funds may purchase (buy) and write (sell) put and call options and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable the Funds to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the affected Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the affected Fund will be obligated to purchase the security at more than its market value.

     The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions.

     A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Funds to realize the profit or limit the loss on an option position prior to its exercise or expiration.

     The Funds may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts with no clearing organization guarantee. Thus, when the Funds purchase or write an OTC option, they rely on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Funds as well as the loss of any expected benefit of the transaction.

     The Funds may engage in options transactions on indices in much the same manner as the options on securities discussed above, except the index options may serve as a hedge against overall fluctuations in the securities market in general.

     Futures Contracts. The Funds may use futures contracts for any lawful purpose consistent with their respective investment objectives such as hedging and managing risk but not for speculation. The Funds may enter into futures contracts, including interest rate, index and currency futures, and purchase put and call options, and write covered put and call options, on such futures. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Funds' hedging may include purchases of futures as an offset against the effect of expected increases in currency exchange rates and securities prices and sales of futures as an offset against the effect of expected declines in currency exchange rates and securities prices. The Funds may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Funds will engage in this strategy only when ICAP believes it is more advantageous than purchasing the futures contract.

     To the extent required by regulatory authorities, the Funds may enter into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading are regulated by the CFTC. Although techniques other than sales and purchases of futures contracts could be used to reduce a Fund's exposure to market, currency or interest rate fluctuations, a Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

     An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., a debt security) or currency for a specified price at a designated date, time and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or the currency or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a loss; if it is more, the Fund realizes a gain. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

     No price is paid by the Funds upon entering into a futures contract. Instead, at the inception of a futures contract, a Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin," consisting of cash or other liquid assets, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

     Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If a Fund was unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. Under these circumstances, the Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or maintain certain liquid securities.

     Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase the price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

EQUITY SECURITIES

     Common Stock. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

     Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or noncumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

FOREIGN SECURITIES

     The ICAP Global and ICAP International Funds may invest in foreign securities. ICAP International Fund will invest at least 80% of its net assets in the equity securities of foreign companies. Investors should carefully consider the appropriateness of foreign investing in light of their financial objectives and goals. While foreign markets may present unique investment opportunities, foreign investing involves risks not associated with domestic investing. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Securities denominated in foreign currencies may gain or lose value as a result of fluctuating currency exchange rates. Securities markets in other countries are not always as efficient as those in the U.S. and are sometimes less liquid and more volatile. If foreign securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities. Foreign securities transactions may be subject to higher brokerage and custodial costs than domestic securities transactions.

     Although the ICAP Global and the ICAP International Funds' investments in foreign securities primarily will be in securities of established issuers based in developed foreign countries, the Funds may also invest in securities of issuers in emerging markets, including issuers in Asia (including Russia), eastern Europe, Central and South America, the Middle East and Africa. Securities markets of emerging countries may also have less efficient clearance and settlement procedures than U.S. markets, making it difficult to conduct and complete transactions. Delays in the settlement could result in temporary periods when a portion of a Fund's assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability of a Fund to the purchaser. Other risks involved in investing in the securities of foreign issuers include differences in accounting, auditing and financial reporting standards; limited publicly available information; the difficulty of assessing economic trends in foreign countries; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscator taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); government interference, including government ownership of companies in certain sectors, wage and price controls, or imposition of trade barriers and other protectionist measures; difficulties in invoking legal process abroad and enforcing contractual obligations; political, social or economic instability which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Additional costs associated with an investment in foreign securities may include higher transaction, custody and foreign currency conversion costs. In the event of litigation relating to a portfolio investment, the Funds may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

     Some securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to U.S.-dollar-denominated securities traded in U.S. securities markets.

     Investment in countries with emerging markets presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. Countries with developing markets have economic structures that are less mature. Furthermore, countries with developing markets have less stable political systems and may have high inflation, rapidly changing interest and currency exchange rates, and their securities markets are substantially less developed. The economies of countries with developing markets generally are heavily dependent upon international trade, and, accordingly, have been and may continue to be adversely affected by barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures in the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

FOREIGN CURRENCY HEDGING TRANSACTIONS

     The ICAP Global Fund and the ICAP International Fund may enter into forward foreign currency exchange contracts ("forward contracts") and foreign currency futures contracts and options thereon. See "Derivative Instruments" in this section. Forward contracts provide for the purchase, sale or exchange of an amount of a specified foreign currency at a future date. The ICAP Global Fund and ICAP International Fund will enter into forward contracts for hedging purposes only; that is, only to protect against the effects of fluctuating rates of currency exchange and exchange control regulations between trade and settlement dates, dividend declaration and distribution dates and purchase and sale dates. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts and options thereon traded in the U.S. are traded on regulated exchanges. The ICAP Global Fund and ICAP International Fund will enter into foreign currency futures and options transactions for hedging and other permissible risk management purposes only and will maintain liquid assets to cover its obligations.

     At the maturity of a forward or futures contract, the ICAP Global Fund and ICAP International Fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing purchase transactions with respect to futures contracts are effected on an exchange. The ICAP Global Fund and ICAP International Fund will only enter into such a forward or futures contract if it is expected that there will be a liquid market in which to close out such contract. There can, however, be no assurance that such a liquid market will exist in which to close a forward or futures contract, in which case the ICAP International Fund AND THE ICAP GLOBAL FUND may suffer a loss.

     The ICAP Global Fund and ICAP International Fund may attempt to accomplish objectives similar to those described above with respect to forward and futures contracts for currency by means of purchasing put or call options on foreign currencies on exchanges. A put option gives the Fund the right to sell a currency at the exercise price until the expiration of the option. A call option gives the Fund the right to purchase a currency at the exercise price until the expiration of the option. The ICAP Global Fund and ICAP International Fund will not enter into foreign currency forwards, futures or related options on futures contracts if, along with the Fund's investments in other options, more than 30% of its net assets would be committed to such instruments.



HIGH YIELD SECURITIES ("JUNK BONDS")

     Each Fund may invest up to 5% of its net assets in junk bonds. Junk bonds, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

     Effect of Interest Rates and Economic Changes. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of junk bond securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Junk bond securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of junk bond securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a junk bond security defaulted, a Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Fund's net asset value.

     As previously stated, the value of a junk bond security will generally decrease in a rising interest rate market and, accordingly, so will a Fund's net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of junk bond securities, a Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Fund's asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.

     Payment Expectations. Junk bond securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to redeem the securities at its discretion.


During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which could result in a lower return for the Fund.

     Credit Ratings. Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of junk bond securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in junk bond securities will be more dependent on ICAP's credit analysis than would be the case with investments in investment-grade debt securities. ICAP employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. ICAP continually monitors each Fund's investments and carefully evaluates whether to dispose of or to retain junk bond securities whose credit ratings or credit quality may have changed.

     Liquidity and Valuation. A Fund may have difficulty disposing of certain junk bond securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all junk bond securities, there is no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund. Market quotations are generally available on many junk bond issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of junk bond securities, especially in a thinly traded market.




ILLIQUID SECURITIES

     Each Fund may invest up to 5% of its net assets in illiquid securities (i.e., securities that are not readily marketable). Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. This may include repurchase agreements maturing in more than seven days. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of a Fund's investments; in doing so, the Manager or Subadvisor may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers,
(3) the dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

LENDING PORTFOLIO SECURITIES

     A Fund may lend portfolio securities to certain broker-dealers and institutions to the extent permitted by the 1940 Act, as modified or interpreted by regulatory authorities having jurisdiction, from time to time, in accordance with procedures adopted by the Board. By lending its securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. Such loans must be secured by collateral in cash or U.S. government securities maintained on a current basis in an amount at least equal to 100% of the current market value of the securities loaned. The Fund may call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. The Company, on behalf of the Funds, has entered into an agency agreement with State Street Bank & Trust Company, which acts as the Funds' agent in making loans of portfolio securities, and short-term money market investments of the cash collateral received, subject to the supervision and control of the Manager or Subadvisor, as the case may be.

     As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with a Fund. However, the loans would be made only to firms deemed by the Manager or Subadvisor to be creditworthy and approved by the Board, and when, in the judgment of the Manager or Subadvisor, the consideration that can be earned currently from securities loans of this type, justifies the attendant risk. If the Manager or Subadvisor, as the case may be, determines to make securities loans, it is intended that the value of the securities loaned will not exceed 33 1/3% of the value of the total assets of the lending Fund.

     Subject to exemptive relief granted to the Funds from certain provisions of the 1940 Act, the Funds, subject to certain conditions and limitations, are permitted to invest cash collateral and uninvested cash in one or more money market funds that are affiliated with the Funds.

REAL ESTATE INVESTMENT TRUST SECURITIES ("REITS")

     Each Fund may invest without limitation in the equity securities of REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with a regulatory requirement to distribute at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest a majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest a majority of their assets in real estate mortgages and derive their income primarily from income payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

     The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, to the extent that a Fund invests in REITs, the Fund is also subject to the risks associated with the direct ownership of real estate: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates. Thus, the value of the Fund's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

     REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax-free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Accordingly, REIT shares can be more volatile than -- and at times will perform differently from -- larger capitalization stocks such as those found in the Dow Jones Industrial Average.

     Some REITs may have limited diversification and may be subject to risks inherent to investments in a limited number of properties, in a narrow geographic area, or in a single property type. Equity REITs may be affected by changes in underlying property values. Mortgage REITs may be affected by the quality of the credit extended. REITs also involve risks such as refinancing, interest rate fluctuations, changes in property values, general or specific economic risk on the real estate industry, dependency on management skills, and other risks similar to small company investing. Although a Fund is not allowed to invest in real estate directly, it may acquire real estate as a result of a default on the REIT securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitation on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

     In addition, because smaller-capitalization stocks are typically less liquid than larger capitalization stocks, REIT shares may sometimes experience greater share-price fluctuations than the stocks of larger companies.

WARRANTS

     Each Fund may invest without limitation in warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in such warrant.

DIRECTORS AND OFFICERS

     Under the laws of the State of Maryland, the Board of Directors is responsible for managing the Funds' business and affairs. Directors and officers of the Funds, together with information as to their principal business occupations during at least the last five years, and other information, are shown below. Each Director serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Director shall tender his or her resignation upon reaching age 72. A Director reaching the age of 72 may continue for additional one year periods with the approval of the Board's Nominating and Governance Committee, except that no Director shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Board. The business address of each Director and officer listed below is 51 Madison Avenue, New York, New York 10010.

INDEPENDENT DIRECTORS

                                                                          NUMBER OF FUNDS                    OTHER
                     TERM OF OFFICE,POSITION(S)         PRINCIPAL        IN FUND COMPLEX                 DIRECTORSHIPS
     NAME AND            WITH THE FUNDS AND           OCCUPATION(S)        OVERSEEN BY                   HELD BY BOARD
   DATE OF BIRTH         LENGTH OF SERVICE         DURING PAST 5 YEARS     BOARD MEMBER                     MEMBER
------------------   --------------------------   --------------------   ----------------  ----------------------------------------
SUSAN B. KERLEY      Indefinite; Chairman and     Partner, Strategic            75         Chairman, since 2005 and Director since
8/12/51              Director since 2006          Management Advisors                      1990, Inc. (23 funds); Chairman, since
                                                  LLC (since 1990).                        2005 and Trustee since 2000, Eclipse
                                                                                           Funds (3 funds); Chairman and Director
                                                                                           since June 2007, MainStay VP Series Fund,
                                                                                           Inc. (24 portfolios); Chairman and
                                                                                           Trustee since June 2007, The MainStay
                                                                                           Funds (21 funds); Trustee, Legg Mason
                                                                                           Partners Funds, Inc. since 1991 (30
                                                                                           portfolios)

ALAN R. LATSHAW      Indefinite; Director and     Retired; Partner,             75         Director, Eclipse Funds Inc. since June
3/27/51              Audit Committee Financial    Ernst & Young LLP                        2007 (23 funds); Director, MainStay VP
                     Expert since June 2007       (2002 to 2003);                          Series Fund, Inc. since June 2007 (24
                                                  Partner, Arthur                          portfolios); Trustee, The MainStay Funds
                                                  Andersen LLP (1989                       since June 2007 (21 funds); Trustee,
                                                  to 2002); Consultant                     Eclipse Funds since June 2007 (3 funds);
                                                  to the Audit and                         Trustee, State Farm Associates Funds
                                                  Compliance Committee                     Trusts since 2005 (15 portfolios);
                                                  of The MainStay                          Trustee, State Farm Mutual Fund Trust
                                                  Funds (2004 to                           since 2005 (3 funds); Trustee, State
                                                  2006).                                   Farm Variable Product Trust since 2005
                                                                                           (9 portfolios)

PETER MEENAN         Indefinite; Director         Independent                   75         Director, Eclipse Funds Inc. since
12/5/41              since 2006                   Consultant;                              2002 (23 funds); The MainStay VP Series
                                                  President and Chief                      Fund, Inc. since June 2007 (24
                                                  Executive Officer,                       portfolios); Trustee, The MainStay Funds
                                                  Babson - United,                         since 2007 (21 funds); Eclipse Funds
                                                  Inc. (financial                          since June 2002 (3 funds).
                                                  services firm) (2000
                                                  to 2004);
                                                  Independent
                                                  Consultant (1999 to
                                                  2000); Head of
                                                  Global Funds,
                                                  Citicorp (1995 to
                                                  1999).

RICHARD H. NOLAN,    Indefinite; Director since   Managing Director,            75         Director, Eclipse Funds Inc. since June
JR. 11/16/46         June 2007                    ICC Capital                              2007 (23 funds); Director, MainStay VP
                                                  Management;                              Series Fund, Inc. since 2006 (24
                                                  President -                              portfolios); Trustee, The MainStay Funds
                                                  Shields/Alliance,                        since June 2007 (21 funds); Trustee,
                                                  Alliance Capital                         Eclipse Funds since June 2007 (3 funds)
                                                  Management (1994
                                                  to 2004)

RICHARD S.           Indefinite; Director since   Chairman (since               75         Director, Eclipse Funds Inc. since June
TRUTANIC             June 2007                    1990) and Chief                          2007 (23 funds); Director, MainStay VP
2/13/52                                           Executive Officer                        Series Fund, Inc. since 1994 (24
                                                  (1990 to 1999),                          portfolios); Trustee, The MainStay Funds
                                                  Somerset Group                           since June 2007 (21 funds); Trustee
                                                  (financial advisory                      since June 2007, Eclipse Funds (3 funds)
                                                  firm); Managing
                                                  Director and
                                                  Advisor, The Carlyle
                                                  Group (private
                                                  investment firm)
                                                  (2002 to 2004);
                                                  Senior Managing
                                                  Director and
                                                  Partner, Groupe
                                                  Arnault S.A.
                                                  (private investment
                                                  firm) (1999 to
                                                  2002).

ROMAN L. WEIL        Indefinite; Director and     V. Duane Rath                 75         Director, Eclipse Funds Inc. since June
5/22/40              Audit Committee Financial    Professor of                             2007 (23 funds); Director, MainStay VP
                     Expert since June 2007       Accounting, Graduate                     Series Fund, Inc. since 1994 (24
                                                  School of Business,                      portfolios); Trustee, since June 2007,
                                                  University of                            The MainStay Funds (21 funds); Trustee
                                                  Chicago; President,                      since June 2007, Eclipse Funds (3 funds)
                                                  Roman L. Weil
                                                  Associates, Inc.
                                                  (consulting firm).

JOHN A. WEISSER      Indefinite; Director since   Retired. Managing             75         Director, Eclipse Funds Inc. since June
10/22/41             June 2007                    Director of Salomon                      2007 (23 funds); Director MainStay VP
                                                  Brothers, Inc. (1971                     Series Fund, Inc. since 1997 (24
                                                  to 1995).                                portfolios); Trustee, The MainStay Funds
                                                                                           since June 2007 (21 funds); Trustee,
                                                                                           Eclipse Funds since June 2007 (3 funds);
                                                                                           Trustee, Direxion Funds (57 funds);
                                                                                           Trustee, Direxion Insurance Trust (45
                                                                                           funds) since March 2007

Brian A. Murdock resigned from his position as President and Chief Executive Officer of New York Life Investment LLC and Interested Director to the Funds, effective March 28, 2008.

                                    OFFICERS*

                            TERM OF OFFICE,
                         POSITION(S) HELD WITH
     NAME AND         PRINCIPAL FUNDS AND LENGTH                     OCCUPATION(S)
   DATE OF BIRTH              OF SERVICE                          DURING PAST 5 YEARS
-------------------   --------------------------   -------------------------------------------------
JACK R. BENINTENDE    Treasurer and Principal      Managing Director, New York Life Investment
5/12/64               Financial and Accounting     Management LLC (since June 2007); Treasurer and
                      Officer since June 2007      Principal Financial and Accounting Officer, The
                                                   MainStay Funds, Eclipse Funds, Eclipse Funds Inc.
                                                   and MainStay VP Series Fund, Inc. (since June
                                                   2007); Vice President, Prudential Investments
                                                   (2000 to 2007); Assistant Treasurer,
                                                   JennisonDryden Family of Funds, Target Portfolio
                                                   Trust, The Prudential Series Fund and American
                                                   Skandia Trust (2006 to 2007); Treasurer and
                                                   Principal Financial Officer, The Greater China
                                                   Fund (2007).

STEPHEN P. FISHER     President since March 2007   Senior Managing Director and Chief Marketing
2/22/59                                            Officer, New York Life Investment Management LLC
                                                   (since 2005); President and Chief Executive
                                                   Officer, NYLIFE Distributors LLC (since January
                                                   2008); Chairman of the Board, NYLIM Service
                                                   Company (since January 2008); Managing Director -
                                                   Retail Marketing, New York Life Investment
                                                   Management LLC (2003 to 2005); President, The
                                                   MainStay Funds, MainStay VP Series Fund, Inc.,
                                                   Eclipse Funds and Eclipse Funds Inc. (since March
                                                   2007); Managing Director, UBS Global Asset
                                                   Management (1999 to 2003).

SCOTT T. HARRINGTON   Vice President  -            Director, New York Life Investment Management LLC
2/8/59                Administration since 2006    (since 2000) (including predecessor advisory
                                                   organizations); Executive Vice President, New
                                                   York Life Trust Company and New York Life Trust
                                                   Company, FSB (since 2006); Vice President -
                                                   Administration, MainStay VP Series Fund, Inc.,
                                                   The MainStay Funds, Eclipse Funds and Eclipse
                                                   Funds Inc. (since 2005).

ALISON H. MICUCCI     Senior Vice President and    Senior Managing Director and Chief Compliance
12/16/65              Chief Compliance Officer     Officer (since 2006) and Managing Director and
                      since 2006                   Chief Compliance Officer (2003 to 2006), New York
                                                   Life Investment Management LLC and New York Life
                                                   Investment Management Holdings LLC; Senior
                                                   Managing Director, Compliance (since 2006) and
                                                   Managing Director, Compliance (2003 to 2006),
                                                   NYLIFE Distributors LLC; Chief Compliance
                                                   Officer, NYLCAP Manager LLC; Senior Vice
                                                   President and Chief Compliance Officer, The
                                                   MainStay Funds, Eclipse Funds, Eclipse Funds Inc.
                                                   and MainStay VP Series Fund, Inc. (since 2006);
                                                   Vice President--Compliance, The MainStay Funds,
                                                   Eclipse Funds, Eclipse Funds Inc. and MainStay VP
                                                   Series Fund, Inc. (2004 to 2006); Deputy Chief
                                                   Compliance Officer, New York Life Investment
                                                   Management LLC (2002 to 2003); Vice President and
                                                   Compliance Officer, Goldman Sachs Asset
                                                   Management (1999 to 2002).

MARGUERITE E. H.      Chief Legal Officer since    Managing Director, Associate General Counsel and
MORRISON              2008 and Secretary since     Assistant Secretary, New York Life Investment
3/26/56               2006                         Management LLC (since 2004); Managing Director
                                                   and Secretary, NYLIFE Distributors LLC (since
                                                   2004); Secretary, NYLIM Service Company (since
                                                   January 2008); Assistant Secretary, New York Life
                                                   Investment Management Holdings LLC (since January
                                                   2008); Vice President, Associate General Counsel
                                                   and Assistant Secretary, New York Life Insurance
                                                   Company (since March 2008); Chief Legal Officer
                                                   (since January 2008) and Secretary, The MainStay
                                                   Funds, Eclipse Funds, Eclipse Funds Inc. and
                                                   MainStay VP Series Fund, Inc. (since 2004); Chief
                                                   Legal Officer - Mutual Funds and Vice President
                                                   and Corporate Counsel, The Prudential Insurance
                                                   Company of America (2000 to 2004).

* The officers listed are considered to be "interested persons" of the Company within the meaning of the 1940 Act because of their affiliation with the Company, New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, Eclipse Funds, Eclipse Funds Inc., The MainStay Funds, MainStay VP Series Fund, Inc., McMorgan Funds, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail in the column captioned "Principal Occupation(s) During Past 5 Years."

     The Board oversees the Funds and the Manager. Effective June 7, 2007, the committees of the Board include the Audit Committee, the Contracts Committee, the Nominating and Governance Committee, the Valuation Committee and the Investment Committee. The Board has also established a Valuation Subcommittee, which includes members who are not Board Members.

     Audit Committee. The purposes of the Audit Committee, which meets at least twice annually, are to oversee the Funds' processes for accounting, auditing, financial reporting, and related internal controls and compliance with applicable laws and regulations. The members of the Audit Committee include Alan
R. Latshaw (Chairman), Susan B. Kerley, and Roman L. Weil. There were 5 Audit Committee meetings held during the fiscal year ended December 31, 2007.

     Contracts Committee. The purpose of the Contracts Committee, which meets on an as needed basis, is to assist the Board in overseeing contracts to which the Funds are or are proposed to be parties to ensure that the interests of the Funds and their shareholders are served by the terms of these contracts. The Committee will oversee the process of evaluating new contracts, reviewing existing contracts on a periodic basis and may, at its discretion or at the request of the Board, make recommendations to the Board with respect to any contracts affecting the Funds. The members of the Contracts Committee include Peter Meenan (Chairman), Richard H. Nolan, Jr., Richard S. Trutanic and John A. Weisser, Jr. There were 5 Contracts Committee meetings held during the fiscal year ended December 31, 2007.

     Nominating and Governance Committee. The purposes of the Nominating and Governance Committee, which meets on an as needed basis, are to: (1) make recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Funds and overseeing the management of the Funds; (2) make recommendations to the Board regarding (a) its size, structure and composition; (b) qualifications for Board membership; and
(c) compensation for Board Members; (3) identify and recommend qualified individuals for Board membership and for the chairmanship of the Board; (4) make recommendations to the Board with respect to the Board's committee structure, committee membership and chairmanship; and (5) oversee the self-assessment of the Board, its committees and its members. The members of the Nominating and Governance Committee are John A. Weisser, Jr. (Chairman), Alan R. Latshaw, Susan
B. Kerley, Peter Meenan, Richard H. Nolan, Jr., Richard S. Trutanic and Roman L. Weil. There were 3 Nominating and Governance Committee meetings held during the fiscal year ended December 31, 2007, although there was one meeting during that period of the Nominating Committee, the predecessor committee to the Nominating and Governance Committee.

     The Nominating and Governance Committee has adopted Policies for Consideration of Board Member Candidates (the "Candidate Policy"), formal policies on the consideration of Board member candidates, including nominees recommended by shareholders. The Nominating and Governance Committee may solicit suggestions for nominations from any source, which it deems appropriate, including independent consultants engaged specifically for such a purpose.

     Shareholders or shareholder groups submitting candidates to the Nominating and Governance Committee must show that the candidate satisfies the Nominating and Governance Committee qualifications for submission, at the time of submitting the candidate to the attention of the Funds' Secretary, who will provide all qualified submissions to the Nominating and Governance Committee. This submission to the Secretary of the Funds must include: (a) Contact information for the nominating shareholder or shareholder group; (b) a certification from the nominating shareholder or shareholder group which provides the number of shares which the person or group has: (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iv) shared power to dispose or direct the disposition of such shares and (v) stating that the shares have been held continuously for at least two years as of the date of the nomination; (c) the candidate's contact information and the number of applicable Fund shares owned by the candidate; (d) all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of Directors required by Regulation 14A under the Securities Exchange Act of 1934, as amended; and (e) a notarized letter executed by the candidate, stating his or her intention to serve as a candidate and be named in the Funds' proxy statement, if so designated by the Nominating and Governance Committee and the Funds' Board. It shall be in the Nominating and Governance Committee's sole discretion whether to seek corrections of a deficient submission or to exclude a candidate from consideration.

     Investment Committee. The purposes of the Investment Committee, which meets on an as needed basis, are to assist the Board in overseeing the portfolio management, performance and brokerage practices relating to the Funds and to consider any proposals that the Manager may make from time to time concerning the Funds offered for investment. The members of the Investment Committee are Richard H. Nolan, Jr. (Chairman), Alan R. Latshaw, Susan B. Kerley, Peter Meenan, Richard S. Trutanic, Roman L. Weil and John A. Weisser, Jr. There were 2 Investment Committee meetings held during the fiscal year ended December 31, 2007.

     The Valuation Committee. The purpose of the Valuation Committee is to oversee the implementation of the Funds' valuation procedures and to make fair value determinations on behalf of the Board as specified in such valuation procedures. The members of the Valuation Committee include: Jack Benintende (Chairman), Alan R. Latshaw, Susan B. Kerley, Peter Meenan, Richard H. Nolan, Jr., Richard S. Trutanic, Roman L. Weil, John A. Weisser, Jr., Jae Yoon, Marguerite E. H. Morrison, and Alison Miccuci. The Committee meets as often as necessary to ensure that each action taken by the Valuation Subcommittee is reviewed within a calendar quarter of such action. There were 4 Valuation Committee meetings held during the fiscal year ended December 31, 2007.

     The purpose of the Valuation Subcommittee, which meets on an as needed basis, is to establish prices of securities for which market quotations are not readily available or the prices of which are not often readily determinable pursuant to the Funds' valuation procedures. Meetings may be held in person or by telephone conference call. The Subcommittee may also take action via electronic mail in lieu of a meeting pursuant to the guidelines set forth in the valuation procedures. The members of the Valuation Subcommittee include: Alison Miccuci, Marguerite E. H. Morrison, Jae Yoon, Christopher Feind, Jack Benintende, Gary Wendlandt and William Cheng. There was 1 Subcommittee meeting held during the fiscal year ended December 31, 2007.

As of December 31, 2007, the dollar range of equity securities owned by each Director in the Funds (including beneficially) and in any registered investment company overseen by the Directors within the same family of investment companies as the Company was as follows:

     The following table sets forth the dollar range of Fund shares beneficially owned by each Director as of December 31, 2007, stated using the following ranges: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

INDEPENDENT DIRECTORS OF THE COMPANY

                                                             AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                        DOLLAR RANGE OF EQUITY SECURITIES   ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY
     DIRECTOR                    IN THE COMPANY              DIRECTOR IN FAMILY OF INVESTMENT COMPANIES
     --------           ---------------------------------   -----------------------------------------------
Peter Meenan                      Over $100,000                              Over $100,000
Susan B. Kerley                     $1-$10,000                               Over $100,000
Alan R. Latshaw                        None                                $10,001 - $50,000
Richard H. Nolan, Jr.                  None                                       None
Richard S. Trutanic                    None                                   $1 - $10,000
Roman L. Weil                          None                                $10,001 - $50,000
John A. Weisser                        None                                $50,001 - $100,000

     As of December 31, 2007, each Director who is not an "interested person" as that term is defined in the 1940 Act of the Company, and his or her immediate family members, beneficially or of record owned securities in (1) an investment adviser or principal underwriter of the Company or (2) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with and investment adviser or principal underwriter of the Company as follows:

                                INDEPENDENT DIRECTORS


                        NAME OF OWNERS AND
                           RELATIONSHIP                TITLE OF   VALUE OF     PERCENT OF
NAME OF DIRECTOR           TO DIRECTOR       COMPANY     CLASS    SECURITIES      CLASS
----------------        ------------------   -------   --------   ----------   ----------
Peter Meenan                    None            --        --          --           --
Susan B. Kerley                 None            --        --          --           --
Alan R. Latshaw                 None            --        --          --           --
Richard H. Nolan, Jr.           None            --        --          --           --
Richard S. Trutanic             None            --        --          --           --
Roman L. Weil                   None            --        --          --           --
John A. Weisser                 None            --        --          --           --

COMPENSATION

     The following Compensation Table reflects the compensation received by certain Directors and/or officers, for the fiscal period ended December 31, 2007, from the Company. Effective June 7, 2007, the Independent Directors receive from the Fund Complex (defined below) an annual retainer of $100,000, a fee of $15,000 for each Board meeting attended, and are reimbursed for all out-of-pocket expenses related to attendance at such meetings. The Chairman of the Board is also paid an annual fee of $30,000 and the Chairmen of the Audit, Investment, Contracts and Nominating and Governance Committees receive an annual fee of $15,000. To compensate the Independent Board Members for additional service to the Funds and other funds in the Fund Complex overseen by each Board Member in connection with the consolidation of the membership of the Board of Trustees/Directors of the Company, The MainStay Funds, Eclipse Funds, Eclipse Funds Inc. and MainStay VP

Series Funds, Inc. (collectively, the "Fund Complex"), the Directors/Trustees received a fee of $30,000 paid prior to the fiscal period ending December 31, 2007. The Company paid its pro rata share of the above-referenced fees based on the net assets of the Company and other funds in the Fund Complex for which the Directors serve as Trustees or Directors as of the end of the fiscal year. Prior to June 7, 2007, the Directors were compensated under a different compensation structure. Directors who are affiliated with NYLIM do not receive compensation from the Funds.

         COMPENSATION TABLE FOR THE INDEPENDENT DIRECTORS OF THE COMPANY

                                               PENSION OR                         TOTAL
                                               RETIREMENT                      COMPENSATION
                                                BENEFITS        ESTIMATED      FROM COMPANY
                               AGGREGATE       ACCRUED AS        ANNUAL       AND FUND COMPLEX
                             COMPENSATION        PART OF      BENEFITS UPON      PAID TO
      Director             FROM THE COMPANY   FUND EXPENSES     RETIREMENT      BOARD MEMBER
      --------             ----------------   -------------     ----------      ------------
Lawrence Glacken(1)             $ 9,367            None            None           $ 34,355
Susan B. Kerley                 $28,025            None            None           $208,035
Alan R. Latshaw(2)              $15,469            None            None           $197,861
Peter Meenan                    $26,487            None            None           $196,333
Robert P. Mulhearn(1)           $ 9,367            None            None           $ 34,355
Richard H. Nolan, Jr.(3)        $15,458            None            None           $186,878
Richard S. Trutanic(2)          $14,516            None            None           $183,312
Roman L. Weil(3)                $14,704            None            None           $185,992
John A. Weisser(3)              $15,458            None            None           $193,540

1    Messrs. Glacken and Mulhearn resigned from the Board effective June 7,
     2007.

2 Messrs. Latshaw and Trutanic were appointed as Directors effective June 7, 2007. Prior to June 7, 2007, they served as Trustees to The MainStay Funds, which is part of the Fund Complex.

3 Messrs. Nolan, Weil and Weisser were appointed as Directors effective June 7, 2007. Prior to June 7, 2007, they served as Directors to MainStay VP Series Fund, Inc., which is part of the Fund Complex.

CODES OF ETHICS

     The Company, NYLIM, ICAP and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts, including securities that may be purchased or held by the Funds, subject to certain exceptions. A copy of each of the Codes of Ethics is on public file with, and is available from, the SEC.

PRINCIPAL SHAREHOLDERS

     As of March 31, 2008, the Directors and officers of the Company as a group owned less than 1% of the outstanding shares of any class of beneficial interest of any of the Funds. The following table sets forth information concerning beneficial and record ownership, as of March 31, 2008 (except for MainStay ICAP Global Fund which had not yet commenced operations), of the Funds' shares by each person who beneficially or of record owned more than 5% of the voting securities of any class of any Fund.

                                                                    NUMBER OF
NAME OF FUND AND TITLE                                             BENEFICIAL      PERCENTAGE OF
       OF CLASS          NAME AND ADDRESS OF BENEFICIAL OWNER   OWNERSHIP SHARES       CLASS
----------------------   ------------------------------------   ----------------   -------------
MAINSTAY ICAP EQUITY     NEW YORK LIFE TRUST COMPANY                151,142.6150       12.41%
FUND - CLASS A           151,142.6150 CLIENT ACCOUNTS 169
                         LACKAWANNA AVE PARSIPPANY NJ
                         07054-1007

MAINSTAY ICAP EQUITY     MERRILL LYNCH  PIERCE  FENNER &             43,018.5100       20.89%
FUND - CLASS C           SMITH  INC - FOR THE SOLE BENEFIT
                         OF ITS CUSTOMERS
                         ATTN: FUND ADMINISTRATION 97YK8
                         4800 DEER LAKE DRIVE EAST  3RD FL
                         JACKSONVILLE FL  32246-6484

MAINSTAY ICAP EQUITY     WELLS FARGO BANK WEST NA                 1,499,459.8860        5.46%
FUND - CLASS I           COUNTY OF LOS ANGELES
                         401K SAVINGS PLAN
                         C/O GREAT WEST RECORD KEEPER
                         8515 E ORCHARD RD 2T2
                         ENGLEWOOD CO  80111-5002

                         NEW YORK LIFE  PROGRESS-SHARING          1,429,746.8950        5.21%
                         INVESTMENT PLAN PROGRAM
                         C/O MARIA MAUCERI
                         51 MADISON AVE RM 1305
                         NEW YORK NY  10010-1603

                         BANK OF NEW YORK TRSTE                   2,256,379.2740        8.22%
                         FBO NEW YORK STATE DEFERRED COMPENS
                         ATTN JAMES D TRAVERS AVP
                         1 WALL ST 12TH FLR
                         BANK OF NEW YORK NY  10286-0001

                         CHARLES SCHWAB & CO INC                  3,017,215.4990       10.99%
                         SPECIAL CUSTODY ACCOUNT FOR
                         BENEFIT OF CUSTOMERS
                         MUTUAL FUND OPERATIONS
                         101 MONTGOMERY ST
                         SAN FRANCISCO CA  94104-4151

                         FIDELITY INVESTMENTS                     4,996,912.7580       18.21%
                         INSTITUTIONAL OPERATIONS CO INC
                         AS AGENT FOR CERTAIN EMPLOYEE BENEF
                         PLAN MAIL ZONE KWIC
                         100 MAGELLAN WAY
                         COVINGTON KY  41015-1999

MAINSTAY ICAP EQUITY     WELLS FARGO BANK NA                         19,632.6510       56.92%
FUND - CLASS R1          FBO CITY OF WESTMINSTER DCP
                         C/O FASCORE LLC

                         8515 E ORCHARD RD 2T2
                         GREENWOOD VILLAGE CO  80111-5002

                         RELIANCE TRUST CO FBO                       13,042.1680       37.81%
                         IMMUNOGEN 401K
                         PO BOX 48529
                         ATLANTA GA 30362-1529

MAINSTAY ICAP EQUITY     NEW YORK LIFE TRUST COMPANY                 27,915.8610       97.55%
FUND - CLASS R2          CLIENT ACCOUNTS
                         169 LACKAWANNA AVE
                         PARSIPPANY NJ  07054-1007

MAINSTAY ICAP EQUITY     MG TRUST COMPANY CUST FBO                      550.8320       30.93%
FUND - CLASS R3          401K PLAN FBO
                         DAN WORLEY PLUMBING INC
                         700 17TH ST STE 300
                         DENVER CO  80202-3531

                         NEW YORK LIFE INVESTMENT MGMT                  697.6140       39.17%
                         ATTN AL LEIER
                         169 LACKAWANNA AVE
                         PARSIPPANY NJ  07054-1007

                         MG TRUST COMPANY CUST FBO                      532.6990       29.91%
                         LAW OFFICES OF RIPLEY AND ASSOCIATE
                         700 17TH ST STE 300
                         DENVER CO  80202-3531

MAINSTAY ICAP            MERRILL LYNCH  PIERCE  FENNER &            437,357.3230       13.06%
INTERNATIONAL FUND -     SMITH  INC - FOR THE SOLE BENEFIT
CLASS A                  OF ITS CUSTOMERS
                         ATTN: FUND ADMINISTRATION 97T89
                         4800 DEER LAKE DRIVE EAST  3RD FL
                         JACKSONVILLE FL  32246-6484

MAINSTAY ICAP            CITIGROUP GLOBAL MARKETS INC               148,481.7230       16.18%
INTERNATIONAL FUND -     HOUSE ACCOUNT
CLASS C                  00109801250
                         ATTN PETER BOOTH 7TH FLOOR
                         333 W 34TH ST
                         NEW YORK NY  10001-2402

                         MERRILL LYNCH  PIERCE  FENNER &            269,474.8540       29.37%
                         SMITH  INC - FOR THE SOLE BENEFIT
                         OF ITS CUSTOMERS
                         ATTN: FUND ADMINISTRATION 97YK8
                         4800 DEER LAKE DRIVE EAST  3RD FL
                         JACKSONVILLE FL  32246-6484

MAINSTAY ICAP            NATIONAL FINANCIAL SERVICES CORP         4,892,488.3930       24.95%
INTERNATIONAL FUND -     1 WORLD FINANCIAL CTR
CLASS I                  NEW YORK NY  10281-1003

                         CHARLES SCHWAB & CO INC                  4,836,302.3910       24.66%
                         SPECIAL CUSTODY ACCOUNT FOR
                         BENEFIT OF CUSTOMERS
                         MUTUAL FUND OPERATIONS
                         101 MONTGOMERY ST
                         SAN FRANCISCO CA  94104-4151

MAINSTAY ICAP            NEW YORK LIFE INVESTMENT MGMT                  799.8370        8.26%
INTERNATIONAL FUND -     ATTN AL LEIER
CLASS R1                 169 LACKAWANNA AVE
                         PARSIPPANY NJ  07054-1007

                         FIRST CLEARING, LLC                            546.9840        5.65%
                         A/C 1718-7738
                         SHARON WEITZENHOF IRA
                         FCC AS CUSTODIAN
                         PO BOX 477
                         BATH OH  44210-0477

                         NEW YORK LIFE TRUST COMPANY                  6,196.5650       64.01%
                         CLIENT ACCOUNTS
                         169 LACKAWANNA AVE
                         PARSIPPANY NJ  07054-1007

MAINSTAY ICAP            STATE STREET BANK FBO                       25,928.9410        7.19%
INTERNATIONAL FUND -     ADP/TRADITIONAL 401K PRODUCT
CLASS R2                 1 LINCOLN ST
                         BOSTON MA  02111-2901

                         NEW YORK LIFE TRUST COMPANY                315,825.4330       87.62%
                         CLIENT ACCOUNTS
                         169 LACKAWANNA AVE
                         PARSIPPANY NJ  07054-1007

MAINSTAY ICAP            GPC AS AGENT FOR                             2,154.4200        6.72%
INTERNATIONAL FUND -     MFS HERITAGE TRUST COMPANY FBO
CLASS R3                 FREEMAN BEVERAGE 401K PLAN
                         PO BOX 79377
                         ATLANTA GA  30357-7377

                         MG TRUST CO AS AGENT FOR                     2,735.9550        8.53%
                         FRONTIER TRUST CO AS TTEE
                         STERILIZER TECHNICAL SPECIALISTS
                         401K
                         PO BOX 10699
                         FARGO ND  58106-0699

                         MERRILL LYNCH  PIERCE  FENNER &              7,573.9720       23.61%
                         SMITH  INC - FOR THE SOLE BENEFIT
                         OF ITS CUSTOMERS
                         ATTN: FUND ADMINISTRATION 97T89
                         4800 DEER LAKE DRIVE EAST  3RD FL
                         JACKSONVILLE FL  32246-6484

                         MG TRUST CO AS AGENT FOR                    15,509.8110       48.35%
                         FRONTIER TRUST CO AS TTEE

                         DEARBORN MID WEST CONVEYOR CO 401K
                         PO BOX 10699
                         FARGO ND  58106-0699

MAINSTAY ICAP SELECT     MERRILL LYNCH  PIERCE  FENNER &            819,915.7990       16.13%
EQUITY FUND - CLASS A    SMITH  INC - FOR THE SOLE BENEFIT
                         OF ITS CUSTOMERS
                         ATTN: FUND ADMINISTRATION 97T89
                         4800 DEER LAKE DRIVE EAST  3RD FL
                         JACKSONVILLE FL  32246-6484

MAINSTAY ICAP SELECT     MERRILL LYNCH  PIERCE  FENNER &            623,691.0860       40.46%
EQUITY FUND - CLASS C    SMITH  INC - FOR THE SOLE BENEFIT
                         OF ITS CUSTOMERS
                         ATTN: FUND ADMINISTRATION 97YK8
                         4800 DEER LAKE DRIVE EAST  3RD FL
                         JACKSONVILLE FL  32246-6484

                         CITIGROUP GLOBAL MARKETS INC               347,802.6670       22.56%
                         HOUSE ACCOUNT 00109801250
                         ATTN PETER BOOTH 7TH FLOOR
                         333 W 34TH ST
                         NEW YORK NY  10001-2402

MAINSTAY ICAP SELECT     PFPC INC AS AGENT FOR PFPC TRUST         4,203,623.6940        8.49%
EQUITY FUND - CLASS I    FBO MORNINGSTAR WRAP PROGRAM
                         CUSTOMER
                         760 MOORE RD
                         KING OF PRUSSIA PA  19406-1212

                         NEW YORK LIFE TRUST COMPANY              2,534,252.4970        5.12%
                         CLIENT ACCOUNTS
                         169 LACKAWANNA AVE
                         PARSIPPANY NJ 07054-1007

                         NATIONAL FINANCIAL SERVICES CORP        10,203,492.8400       20.61%
                         1 WORLD FINANCIAL CTR
                         NEW YORK NY  10281-1003

                         CHARLES SCHWAB & CO INC                 16,625,238.4250       33.57%
                         SPECIAL CUSTODY ACCOUNT FOR
                         BENEFIT OF CUSTOMERS
                         MUTUAL FUND OPERATIONS
                         101 MONTGOMERY ST
                         SAN FRANCISCO CA  94104-4151

MAINSTAY ICAP SELECT     NEW YORK LIFE TRUST COMPANY                 10,724.3140       19.18%
EQUITY FUND - CLASS R1   CLIENT ACCOUNTS
                         169 LACKAWANNA AVE
                         PARSIPPANY NJ  07054-1007

                         NFS LLC FEBO                                 4,228.1230        7.56%
                         USB FBO
                         DAVID QUASIUS ROTH IRA
                         060015226200

                         PO BOX 1787
                         MILWAUKEE WI 53201-1787

                         NFS LLC FEBO                                 3,767.6650        6.74%
                         USB FBO
                         JOHN SCHNEIDER IRA
                         030011492100
                         PO BOX 1787
                         MILWAUKEE WI 53201-1787

MAINSTAY ICAP SELECT     NEW YORK LIFE TRUST COMPANY                282,028.2120       86.74%
EQUITY FUND - CLASS R2   CLIENT ACCOUNTS
                         169 LACKAWANNA AVE
                         PARSIPPANY NJ  07054-1007

MAINSTAY ICAP SELECT     MERRILL LYNCH  PIERCE  FENNER &             17,423.7510       49.15%
EQUITY FUND - CLASS R3   SMITH  INC - FOR THE SOLE BENEFIT
                         OF ITS CUSTOMERS
                         ATTN: FUND ADMINISTRATION 97T89
                         4800 DEER LAKE DRIVE EAST  3RD FL
                         JACKSONVILLE FL  32246-6484

                         CITISTREET RETIREMENT SERVICES               1,887.6820        5.32%
                         CITIGROUP INSTITUTIONAL TRUST
                         400 ATRIUM DR
                         SOMERSET NJ  08873-4162

                         MG TRUST COMPANY CUST FBO                    2,097.9970        5.92%
                         401K PLAN FBO
                         DAN WORLEY PLUMBING INC
                         700 17TH ST STE 300
                         DENVER CO  80202-3531

                         MG TRUST CO AS AGENT FOR                    11,755.7400       33.16%
                         FRONTIER TRUST CO AS TTEE
                         DEARBORN MID WEST CONVEYOR CO 401K
                         PO BOX 10699
                         FARGO ND  58106-0699

     Any person that beneficially owns more than 25% of the outstanding shares of a Fund may be considered a "controlling person" of such Fund. As of March 31, 2008, Charles Schwab & Co. owned a controlling interest in the ICAP Select Equity Fund. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Company.
INVESTMENT ADVISER, SUBADVISOR AND DISTRIBUTOR

INVESTMENT ADVISER

     Pursuant to an investment management agreement between the Company and NYLIM (the "Management Agreement"), and subject to the supervision of the Board of Directors and in conformity with the stated policies of each Fund, NYLIM administers each Fund's business affairs and has investment advisory responsibilities with respect to the Funds' portfolio securities. NYLIM is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"), which in turn is a subsidiary of New York Life Insurance Company ("New York Life"). NYLIM is registered as an investment adviser with the SEC and has provided investment management services since 2000. As of December 31, 2007, NYLIM and its affiliates had approximately $250 billion in assets under management.

     The Management Agreement remains in effect for two years following its initial effective date, and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of

Directors or by a vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Company, NYLIM or ICAP (the "Independent Directors").

     NYLIM has authorized any of its members, managers, officers and employees who may be elected or appointed as Directors or officers of the Company to serve in the capacities in which they are elected or appointed.

     The Management Agreement provides that NYLIM will not be liable to a Fund for any error of judgment or mistake of law or for any loss sustained by a Fund, except in the case of NYLIM's willful misfeaseance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement also provides that it will terminate automatically if assigned and that it may be terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.

     Except for the expenses to be paid by NYLIM as described in the Prospectus, the Company, on behalf of each Fund, is responsible under the Management Agreement for the payment of expenses related to each Fund's operations, including: (1) the fees payable to NYLIM; (2) the fees and expenses of the Independent Directors; (3) certain fees and expenses of the Company's custodian and transfer agent; (4) the charges and expenses of the Company's legal counsel and independent accountants; (5) brokers' commissions and any issue or transfer taxes chargeable to the Company, on behalf of a Fund, in connection with its securities transactions; (6) the fees of any trade association of which a Fund or the Company is a member; (7) the cost of share certificates representing shares of a Fund; (8) reimbursement of a portion of the organization expenses of a Fund (as applicable) and the fees and expenses involved in registering and maintaining registration of the Company and of its shares with the SEC and registering the Company as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Company's registration statements and prospectuses for such purposes; (9) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and preparing, printing and mailing prospectuses and reports to shareholders; (10) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of a Fund's business; (11) any expenses assumed by a Fund pursuant to its plan of distribution; (12) all taxes and business fees payable by a Fund to federal, state or other governmental agencies; and (13) costs associated with the pricing of the Funds' shares. Fees and expenses of legal counsel, registering shares, holding meetings and communicating with shareholders include an allocable portion of the cost of maintaining an internal legal and compliance department.

     As compensation for its services, each Fund pays NYLIM an annual management fee of 0.80% of each Fund's average net assets. The advisory fee is accrued daily and paid monthly. Pursuant to a written expense limitation agreement, NYLIM has agreed to waive a portion of its management fee and/or reimburse operating expenses to the extent necessary to ensure that the total annual operating expenses of the ICAP Select Equity Fund's and ICAP International Fund's Class I shares (excluding taxes, interest, litigation, extraordinary expenses and brokerage and other transactional expenses relating to the purchase or sale of portfolio investments and the fees and expenses of any other fund in which the Funds invest) do not exceed 0.80% of each Fund's average net assets. NYLIM will apply an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the ICAP Select Equity Fund and ICAP International Fund, respectively. With respect to the ICAP Equity Fund, NYLIM has agreed to waive a portion of its management fee and/or reimburse operating expenses to the extent necessary to ensure that the total annual operating expenses of the Fund's shares (excluding taxes, interest, litigation, extraordinary expenses and brokerage and other transactional expenses relating to the purchase or sale of portfolio investments) do not exceed the following amounts for each class: Investor Class 1.19%; Class A, 1.19%; Class C, 1.94%; Class I, 0.80%; Class R1, 0.90%; Class R2, 1.15%; and Class R3, 1.40%. With respect to the ICAP Global Fund, NYLIM has agreed to waive a portion of its management fee and/or reimburse operating expenses to the extent necessary to ensure that the total annual operating expenses of the Fund's shares (excluding taxes, interest, litigation, extraordinary expenses and brokerage and other transactional expenses relating to the purchase or sale of portfolio investments and the fees and expenses of any other fund in which the Fund invests) do not exceed the following amounts for each class: Investor Class 1.20%; Class A, 1.15%; Class C, 1.95%; and Class I, 0.90%. The expense limitation agreements will terminate on August 25, 2008 for ICAP Select Equity Fund and ICAP International Fund, and on May 1, 2009 for ICAP Equity Fund, unless extended by the parties. The expense limitation for ICAP Global Fund shall remain in place until terminated by the parties. NYLIM may recoup the amount of certain waivers and/or reimbursements from a Fund pursuant to this agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

     Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Funds. The Manager and the Funds have obtained an exemptive order (the "Order") from the SEC permitting the Manager, on behalf of a Fund and subject to the approval of the Board, including a majority of the Independent Directors, to hire or terminate unaffiliated subadvisors and to modify any existing or future subadvisory agreement with an unaffiliated subadvisor without shareholder approval. The fees paid to each subadvisor, are paid out of the management fee paid to the Manager and are not additional expenses of each Fund.

     Conditions to exemptive relief include; (i) the Funds would make certain disclosures in the prospectus regarding the existence, substance and effect of the Order; (ii) the Funds would be required to provide an information statement to shareholders of a Fund containing details about the Subadvisor, the Subadvisory Agreement, and certain aggregate subadvisory fee information within 90 days of hiring a new Subadvisor; (iii) the Board would be required to determine that any change in Subadvisors is in the best interests of the Fund;
(iv) no Director or Officer of the Fund would be permitted to own any interest in a Subadvisor, subject to certain exceptions; (v) the Manager would not enter into a Subadvisory Agreement with any affiliated Subadvisor without shareholder approval; (vi) before a Fund may rely on the Order, the operation of that Fund pursuant to the Order must be approved by a majority of the Fund's outstanding voting securities; and (vii) at all times, at majority of the Board will not be "interested persons" of the Funds within the meaning of the 1940 Act and the nomination of new or additional Directors that are not "interested persons" will be at the discretion of the then existing Directors that are not "interested persons". To date, only ICAP Global Fund's shareholders have approved reliance on the Order.

SUBADVISOR

     Pursuant to a subadvisory agreement between NYLIM and ICAP (the "Subadvisory Agreement"), and subject to the supervision of the Board of Directors and NYLIM and in conformity with the stated policies of each Fund, ICAP manages each Fund's portfolio, including the purchase, retention and disposition of securities. ICAP is a wholly-owned subsidiary of NYLIM Holdings, which in turn is a subsidiary of New York Life. Accordingly, ICAP and NYLIM are affiliates.

     The Subadvisory Agreement remains in effect for two years following its initial effective date, and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Directors or by a vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of Independent Directors.

     ICAP has authorized any of its members, managers, officers and employees who may be elected or appointed as Directors or officers of the Company to serve in the capacities in which they are elected or appointed.

     The Subadvisory Agreement provides that ICAP will not be liable to a Fund for any error of judgment or mistake of law or for any loss sustained by a Fund, except in the case of ICAP's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Subadvisory Agreement also provides that it will terminate automatically if assigned and that it may be terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.

     As compensation for its services, NYLIM, not the Funds, pays ICAP an annual management fee of 0.40% of each Fund's average net assets. The advisory fee is accrued daily and paid monthly.

     For the years ended December 31, 2005, 2006, and 2007 (1) the amount of the management fee paid by each Fund, (2) the amount of any management fees waived and/or reimbursed, and (3) the amount of the subadvisory fee paid by NYLIM to ICAP were as follows:

                                                         Management Fee
                                            Management    Waived and/or   Subadvisory
 Year Ended(1)             Fund            Fee Paid(2)     Reimbursed     Fee Paid(3)
 -------------   -----------------------   -----------   --------------   -----------
   12/31/05      ICAP Equity Fund          $ 6,088,550     $  654,189         N/A
                 ICAP Select Equity Fund   $ 2,967,467     $  567,639         N/A
                 ICAP International Fund   $   548,526     $  368,921         N/A
   12/31/06      ICAP Equity Fund          $ 6,440,435     $  696,363       1,292,396
                 ICAP Select Equity Fund   $ 7,956,102     $  931,246       1,882,837
                 ICAP International Fund   $ 2,721,417     $  752,508         728,351
   12/31/07      ICAP Equity Fund          $ 7,433,299     $1,327,071      $4,365,767
                 ICAP Select Equity Fund   $12,745,380     $2,054,380      $7,377,800
                 ICAP International Fund   $ 4,719,154     $1,370,654      $3,035,920

----------
(1) ICAP Global Fund was first offered to the public on April 29, 2008 and therefore is not reflected in the table.

(2) Fees are presented after expense reimbursement or waiver. Prior to September 1, 2006, all management fees were paid by the Funds to Institutional Capital Corporation, the Funds' former investment adviser and the predecessor of ICAP.

(3) No subadvisory fees were paid for 2005 as indicated because the Subadvisory Agreement was not effective during 2005.

Distributor

     NYLIFE Distributors LLC, 169 Lackawanna Ave, Parsippany, NJ 07054 (the "Distributor"), a limited liability company organized under the laws of Delaware, serves as distributor and principal underwriter of each Fund's shares pursuant to a Distribution Agreement between the Company and the Distributor (the "Distribution Agreement"). The Distributor is affiliated with NYLIM and ICAP. The Distributor and other broker-dealers will pay commissions to salesmen as well as the cost of printing and mailing prospectuses to potential investors and of any advertising incurred by them in connection with their distribution of Fund shares. In addition, the Distributor will pay for a variety of account maintenance and personal services to shareholders after the sale. The Distributor is not obligated to sell any specific amount of Fund shares. For its services, the Distributor receives sales loads (including contingent deferred sales charges) and distribution plan payments, although no such payments have been made to the Distributor as of the date of this SAI. The Company anticipates making a continuous offering of its shares, although it reserves the right to suspend or terminate such offering at any time with respect to any Fund or class or group of Funds or classes.

     The Distribution Agreement remains in effect for two years following its initial effective date, and continues in effect if such continuance is specifically approved at least annually by the Board or by a vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Independent Directors. The Distribution Agreement is terminable with respect to a Fund at any time, without payment of a penalty, by vote of a majority of the Company's Independent Directors, upon 60 days' written notice to the Distributor, or by vote of a majority of the outstanding voting securities of that Fund, upon 60 days' written notice to the Company. The Distribution Agreement will terminate in the event of its assignment.

DISTRIBUTION AND SHAREHOLDER SERVICE PLANS

Distribution Plans

     With respect to each of the Funds, the Board has adopted separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act for Investor Class, Class A, Class C, Class R2 and Class R3 shares of each Fund (the "Investor Class Plans," "Class A Plans," "Class C Plans," "Class R2 Plans" and "Class R3 Plans" and collectively, the "12b-1 Plans").

     Under the 12b-1 Plans, a class of shares of a Fund pays distribution and/or service fees to the Distributor as compensation for distribution and/or service activities related to that class of shares and its shareholders. Because these fees are paid out of a Fund's assets on an on-going basis, over time, these fees will increase the cost of an investment and may cost a shareholder more than paying other types of sales charges. Each 12b-1 Plan provides that the distribution and/or service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor. Authorized distribution expenses include the Distributor's interest expense and profit. The Distributor anticipates that its actual expenditures will substantially exceed the distribution fee received by it during the early years of operation of a 12b-1 Plan. For example, with respect to Class A shares, the Distributor may pay dealers an ongoing service fee equal to 0.25% of the aggregate net asset value ("NAV") of shares held by investors serviced by the dealer. In addition, the Distributor will advance to dealers who sell Class C shares of the Funds an amount equal to 1% of the aggregate NAV of the shares sold. The Distributor may also make payments quarterly to dealers in an amount up to 1.00% on an annualized basis of the average NAV of the Class C shares that are attributable to shareholders for whom the dealers are designated as dealers of record.

     In later years, its expenditures may be less than the distribution fee, thus enabling the Distributor to realize a profit in those years.

     If a 12b-1 Plan for a Fund is terminated, the Fund will owe no payments to the Distributor other than fees accrued but unpaid on the termination date. Each 12b-1 Plan may be terminated only by specific action of the Board of Directors or shareholders.

     12b-1 Plan revenues may be used to reimburse third parties that provide various services to shareholders who are participants in various retirement plans. These services include aggregating and processing purchase and redemption orders for participant shareholders, processing dividend payments, forwarding shareholder communications, and recordkeeping. Persons selling or servicing different classes of shares of the Funds may receive different compensation with respect to one particular class of shares as opposed to another in the same Fund. The Distributor, at its expense, also may from time to time provide additional promotional incentives to dealers who sell Fund shares.

     Under the Investor Class Plans and the Class A Plans, each of these classes of shares of a Fund pay the Distributor a monthly fee at the annual rate of 0.25% of the average daily net assets of that Fund's Investor Class or Class A shares for distribution or service activities, as designated by the Distributor.

     Under the Class C Plans, a Fund's Class C shares pay a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to that Fund's Class C shares. Pursuant to the Class C Plans, the Class C shares also pay a service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of a Fund's Class C shares.

     Under the Class R2 Plans, Class R2 shares of a Fund pay the Distributor a monthly fee at the annual rate of 0.25% of the average daily net assets of that Fund's Class R2 shares, as applicable, for distribution or service activities, as designated by the Distributor.

     Under the Class R3 Plans, Class R3 shares of a Fund pay the Distributor a monthly distribution fee at the annual rate of 0.25% of the average daily net assets of that Fund's Class R3 shares. Pursuant to the Class R3 Plans, the Class R3 shares also pay a service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of a Fund's Class R3 shares.

     Each 12b-1 Plan shall continue in effect from year to year, provided such continuance is approved at least annually by the Board or by a vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Independent Directors. No 12b-1 Plan may be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected class of shares of a Fund, and all material amendments of a 12b-1 Plan must also be approved by the Board in the manner described above. Each 12b-1 Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the affected Fund (as defined in the 1940 Act) on not more than 30 days' written notice to any other party to the 12b-1 Plan. So long as any 12b-1 Plan is in effect, the selection and nomination of Directors who are not interested persons has been committed to those Directors who are not such interested persons. Pursuant to each 12b-1 Plan, the Distributor shall provide the Company for review by the Board, and the Board shall review at least quarterly, a written report of the amounts expended under each 12b-1 Plan and the purpose for which such expenditures were made. In the Board's quarterly review of each 12b-1 Plan, it will consider each 12b-1 Plan's continued appropriateness and the level of compensation provided therein.

     The Board has determined that, in its judgment, there is a reasonable likelihood that each 12b-1 Plan will benefit the respective Fund and its shareholders. Among the potential benefits of the 12b-1 Plans, the Directors noted that the payment of commissions and service fees to the Distributor for payment to securities brokers and their registered representatives could motivate them to improve their sales efforts with respect to the Class A, C, R2 and R3 shares of the Funds, as applicable, and to maintain and enhance the level of services they provide to the Funds' respective class of shareholders. These efforts, in turn, could lead to increased sales and reduced redemptions, eventually enabling the Funds to achieve economies of scale and lower per share operating expenses. Any reduction in such expenses could serve to offset, at least in part, the additional expenses incurred by the Funds in connection with the 12b-1 Plans. Furthermore, the investment management of the Funds could be enhanced, as any net inflows of cash from new sales might enable the portfolio managers to take advantage of attractive investment opportunities, and the possible reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the funds necessary to meet the redemption requests.

     Pursuant to Conduct Rule 2830 of the Financial Industry Regulatory Authority ("FINRA"), the amount which a Fund may pay for distribution expenses, excluding service fees, is limited to 6.25% of the gross sales of the Fund's shares since inception of the Fund's plan, plus interest at the prime rate plus 1% per annum.

     The ICAP Global Fund and Investor Class shares were first offered to the public on April 29, 2008, and therefore are not reflected in the tables below. The Class A, C, R2 and R3 shares of the Funds were first offered as of August 31, 2006.

For the fiscal period ended December 31, 2007, the Funds paid distribution and service fees pursuant to the Class A, Class C, Class R2 and Class R3 Plans as follows:

                                                                              AMOUNT OF FEE     AMOUNT OF FEE
                          AMOUNT OF FEE PURSUANT   AMOUNT OF FEE PURSUANT   PURSUANT TO CLASS    PURSUANT TO
          FUND                TO CLASS A PLAN          TO CLASS C PLAN           R2 PLAN        CLASS R3 PLAN
          ----            ----------------------   ----------------------   -----------------   -------------
ICAP Equity Fund                 $ 76,950                 $ 53,785               $ 2,973             $220
ICAP Select Equity Fund          $201,122                 $177,809               $12,924             $436
ICAP International Fund          $180,974                 $201,868               $16,199             $428

For the fiscal period ended December 31, 2007, NYLIFE Distributors LLC retained the following amounts of sales charges, including CDSC, for Class A shares of the Funds:

                             PERIOD ENDED
          FUND            DECEMBER 31, 2007
          ----            -----------------
ICAP Equity Fund               $ 40,516
ICAP Select Equity Fund        $113,713
ICAP International Fund        $129,914

    For the fiscal period ended December 31, 2007, contingent deferred sales charges were paid by investors on the redemption of Class C shares of each Fund, as follows:

                             PERIOD ENDED
          FUND            DECEMBER 31, 2007
          ----            -----------------
ICAP Equity Fund               $   790
ICAP Select Equity Fund        $16,292
ICAP International Fund        $ 8,929

    For the fiscal period ended December 31, 2007, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class A shares of each Fund:

CLASS A EXPENSE CATEGORIES

                                                                                                                 APPROXIMATE
                                          PRINTING AND                                                          TOTAL AMOUNT
                                            MAILING                                                               SPENT BY
                                          PROSPECTUSES   COMPENSATION                                              NYLIFE
                              SALES      TO OTHER THAN        TO        COMPENSATION   COMPENSATION              DISTRIBUTOR
                          MATERIAL AND      CURRENT      DISTRIBUTION     TO SALES       TO BROKER              WITH RESPECT
                           ADVERTISING    SHAREHOLDERS     PERSONNEL      PERSONNEL       DEALERS      OTHER*      TO FUND
                          ------------   -------------   ------------   ------------   ------------   -------   ------------
ICAP Equity Fund              1,747           5,345          105,854       287,683        117,847      75,319       593,795
ICAP Select Equity Fund       8,097          57,924        1,081,064       226,320        582,025     793,576     2,749,006
ICAP International Fund       5,259          36,819          688,693       300,932        522,122     505,302     2,059,128

     For the fiscal period ended December 31, 2007, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class C shares of each Fund:

CLASS C EXPENSE CATEGORIES

                                                                                                                 APPROXIMATE
                                          PRINTING AND                                                          TOTAL AMOUNT
                                            MAILING                                                               SPENT BY
                                          PROSPECTUSES   COMPENSATION                                              NYLIFE
                              SALES      TO OTHER THAN        TO        COMPENSATION   COMPENSATION              DISTRIBUTOR
                          MATERIAL AND      CURRENT      DISTRIBUTION     TO SALES       TO BROKER              WITH RESPECT
                           ADVERTISING    SHAREHOLDERS     PERSONNEL      PERSONNEL       DEALERS      OTHER*      TO FUND
                          ------------   -------------   ------------   ------------   ------------   -------   ------------
ICAP Equity Fund                268           1,655          31,205        31,351          40,018      22,824      127,321
ICAP Select Equity Fund       2,094          16,818         312,360        20,427         418,162     229,894      999,756
ICAP International Fund       1,188           9,271         172,832        24,978         229,101     127,131      564,500

     For the fiscal period ended December 31, 2007, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class R2 shares of each Fund:

CLASS R2 EXPENSE CATEGORIES

                                                                                                                 APPROXIMATE
                                          PRINTING AND                                                          TOTAL AMOUNT
                                            MAILING                                                               SPENT BY
                                          PROSPECTUSES   COMPENSATION                                              NYLIFE
                              SALES      TO OTHER THAN        TO        COMPENSATION   COMPENSATION              DISTRIBUTOR
                          MATERIAL AND      CURRENT      DISTRIBUTION     TO SALES       TO BROKER              WITH RESPECT
                           ADVERTISING    SHAREHOLDERS     PERSONNEL      PERSONNEL       DEALERS      OTHER*      TO FUND
                          ------------   -------------   ------------   ------------   ------------   -------   ------------
ICAP Equity Fund                 --             --              61            --            --             44         105
ICAP Select Equity Fund       4,134          1,409          45,895           806            --         24,444      76,688
ICAP International Fund       3,658          1,407          43,563            --            --         23,851      72,478

     For the fiscal period ended December 31, 2007, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class R3 shares of each Fund:

CLASS R3 EXPENSE CATEGORIES

                                                                                                                 APPROXIMATE
                                          PRINTING AND                                                          TOTAL AMOUNT
                                            MAILING                                                               SPENT BY
                                          PROSPECTUSES   COMPENSATION                                              NYLIFE
                              SALES      TO OTHER THAN        TO        COMPENSATION   COMPENSATION              DISTRIBUTOR
                          MATERIAL AND      CURRENT      DISTRIBUTION     TO SALES       TO BROKER              WITH RESPECT
                           ADVERTISING    SHAREHOLDERS     PERSONNEL      PERSONNEL       DEALERS      OTHER*      TO FUND
                          ------------   -------------   ------------   ------------   ------------   -------   ------------
ICAP Equity Fund               13               4              146            66            --            78          306
ICAP Select Equity Fund        43              96            1,936           180            82         1,352        3,688
ICAP International Fund        28              92            1,790           101            69         1,278        3,359

SHAREHOLDER SERVICE PLANS; SERVICE FEES

     The Board has adopted a separate shareholder services plan with respect to the Class R1,Class R2 and Class R3 shares of the Funds (other than the ICAP Global Fund) (collectively, the "Services Plans"). Under the terms of the Services Plans, each Fund is authorized to pay to NYLIM, its affiliates or independent third-party service providers, as compensation for services rendered to the shareholders of the Class R1, Class R2 and Class R3 shares, in connection with the administration of plans or programs that use Fund shares as their funding medium, a shareholder servicing fee at the rate of 0.10% on an annual basis of the average daily net assets of the Class R1, Class R2 and Class R3 shares.

     Under the terms of the Services Plan, each Fund may pay for personal services or account maintenance services, including assistance in establishing and maintaining shareholder accounts, processing purchase and redemption orders, communicating periodically with shareholders and assisting shareholders who have questions or other needs relating to their account. With respect to the Class R2 and Class R3 shares, these services are in addition to those services that may be provided under the Class R2 and Class R3 12b-1 Plans. Because service fees are ongoing, over time they will increase the cost of an investment in a Fund and may cost more than other types of sales charges.

     Each Services Plan provides that it may not take effect until approved by vote of a majority of both (1) the Board, and (2) the Independent Directors. Each Services Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Board and the Independent Directors. Each Services Plan provides that it may not be amended to materially increase the costs that holders of Class R1, Class R2 and Class R3 shares of a Fund may bear under the Services Plan without the approval of a majority of both (1) the Board, and (2) the Independent Directors, cast in person at a meeting called for the purpose of voting on such amendments.

     Each Services Plan provides that NYLIM shall provide to the Board, and the Board shall review at least quarterly, a written report of the amounts expended in connection with the performance of service activities, and the purposes for which such expenditures were made.

PROXY VOTING POLICIES

     It is the policy of the Funds that proxies received by the Funds are voted in the best interests of the Funds' shareholders. The Board has adopted Proxy Voting Policies and Procedures for the Funds that delegate all responsibility for voting proxies received relating to the Funds' portfolio securities to NYLIM, subject to the oversight of the respective Board. The Manager has adopted its own Proxy Voting Policies and Procedures in order to assure that proxies voted on behalf of the Funds are voted in the best interests of the Funds and their shareholders. Where the Funds have retained the services of a Subadvisor to provide day-to-day portfolio management for a Fund, the Manager may delegate proxy voting authority to the Subadvisor; provided that, as specified in the Manager's Proxy Voting Policies and Procedures, the Subadvisor either (1) follows the Manager's Proxy Voting Policy and the Funds' Procedures; or (2) has demonstrated that its proxy voting policies and procedures are consistent with the Manager's Proxy Voting Policies and Procedures or are otherwise implemented in the best interests of the Manager's clients and appear to comply with governing regulations. The Funds may revoke all or part of this delegation (to the Manager and/or Subadvisor as applicable) at any time by a vote of the Board.

Manager's Proxy Voting Guidelines. To assist the Manager in approaching proxy-voting decisions for the Funds and its other clients, the Manager has adopted proxy-voting guidelines ("Guidelines") with respect to certain recurring issues. These Guidelines are reviewed on an annual basis by the Manager's Proxy Voting Committee and revised when the Proxy Voting Committee determines that a change is appropriate. The Manager has selected

Institutional Shareholder Services ("ISS"), a division of RiskMetrics Group, an unaffiliated third-party proxy research and voting service - to assist it in researching and voting proxies. With respect to each proxy received, ISS researches the proxy and provides a recommendation to the Manager as to how to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings to the Guidelines. The Funds' portfolio managers (or other designated personnel) have the ultimate responsibility to accept or reject any ISS proxy voting recommendation ("Recommendation"). The Manager will memorialize the basis for any decision to override a Recommendation, to abstain from voting, and to resolve any conflicts as further discussed below. In addition, the Manager may choose not to vote a proxy if the cost of voting outweighs the possible benefit; if the vote would have an indeterminable or insignificant effect on the client's economic interests or the value of the portfolio holding; or if a jurisdiction imposes share blocking restrictions.

Conflicts of Interest. When a proxy presents a conflict of interest, such as when the Manager has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and the Manager or an affiliated entity of the Manager, both the Funds' and the Manager's proxy voting policies and procedures mandate that the Manager follow an alternative voting procedure rather than voting proxies in its sole discretion. In these cases, the Manager may: (1) cause the proxies to be voted in accordance with the recommendations of an independent service provider; (2) notify the Fund's Board, or a designated committee of the Adviser or a representative of either, of the conflict of interest and seek a waiver of the conflict to permit the Manager to vote the proxies as it deems appropriate and in the best interest of Fund shareholders, under its usual policy; or (3) forward the proxies to the Fund's Board, or a designated committee of the Adviser or a representative of either, so that the Board, or the committee may vote the proxies itself. In the case of proxies received in a fund-of-fund structure, whereby an adviser, on behalf of a Fund receives proxies in its capacity as a shareholder in an underlying fund, e.g. the Asset Allocation Funds, the manager may vote in accordance with the recommendations of an independent service provider or echo the vote of the other shareholders in those underlying funds. As part of its delegation of proxy voting responsibility to the Manager, the Funds also delegated to the Manager responsibility for resolving conflicts of interest based on the use of acceptable alternative voting procedures, as described above. If the Manager chooses to override a voting recommendation made by ISS, the Manager's compliance department will review the override prior to voting to determine the existence of any potential conflicts of interest. If the compliance department determines a material conflict may exist, the issue is referred to the Manager's Proxy Voting Committee who will consider the facts and circumstances and determine whether to allow the override or take other action, such as the alternative voting procedures just mentioned.

GUIDELINE EXAMPLES

The following examples illustrate the Guidelines with respect to certain typical proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Manager supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information. To the extent a Subadvisor, to which the Manager has delegated proxy-voting authority, utilizes ISS these Guidelines apply to the Subadvisor.

     - Board of Directors. The Manager/Subadvisor will vote on director nominees in an uncontested election on a case-by-case basis, examining such factors as the composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity. Also, the Manager/Subadvisor will withhold votes from overboarded CEO directors, defined as serving on more than three boards (including their own). The Manager/Subadvisor will withhold votes from directors who sit on more than six public company boards. In a contested election of directors, the Manager/Subadvisor will evaluate the nominees based on such factors as the long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); the likelihood that the proposed objectives and goals can be met; and stock ownership positions. The Manager/Subadvisor generally supports proposals to fix the board size or designate a range for the board size. However, the Manager/Subadvisor will vote against management ability to alter the size of a specified range without shareholder approval. In addition, The Manager/Subadvisor supports proposals to repeal classified boards or elect all directors annually. The Manager/Subadvisor also supports proposals seeking that a majority or more of the board be independent. The Manager/Subadvisor generally votes against shareholder proposals to impose a mandatory retirement age for outside Directors. The Manager/Subadvisor will vote against or withhold votes from Compensation Committee members if the company has poor compensation practices.

     - Anti-takeover. Defenses and Voting Related Issues. The Manager/Subadvisor generally evaluates advance notice proposals on a case-by-case basis, supporting proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible. The Manager/Subadvisor generally supports shareholder proposals that ask a company to submit its poison pill for shareholder ratification; proposals to allow or make easier shareholder action by written consent; and proposals to lower supermajority vote requirements. The Manager/Subadvisor generally votes against proposals to restrict or prohibit shareholder ability to call special shareholder meetings and proposals giving the board exclusive authority to amend the bylaws.

     - Capital Structure. Generally, votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by ISS. The Manager/Subadvisor will generally vote for proposals to create a new class of nonvoting or subvoting common stock if it is intended for financing purposes with minimal or no dilution to current shareholders and if it is not designed to preserve the voting power of an insider or significant shareholder. Vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going certain is uncertain. The Manager/Subadvisor will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights when no shares have been issued or reserved for a specific purpose.

     - Executive and Director Compensation. Proposals regarding compensation plans are reviewed on a case-by-case basis using a methodology focusing on the transfer of shareholder wealth. Generally, the Manager/Subadvisor will support proposals seeking additional information regarding compensation, but will vote against proposals, which set absolute levels on compensation or dictate amount or form of compensation.

Subadvisor Proxy Voting Guidelines. Below is a summary of the Subadvisor's proxy voting policies and procedures with respect to the Funds where the Manager has delegated proxy -voting authority to the Subadvisor. These summaries are not an exhaustive list of all the issues that may arise or of all matters addressed in the applicable proxy voting policies and procedures, and whether the Subadvisor supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information. This summary has either been provided by the Subadvisor or summarized by the Manager on behalf of the Subadvisor.

ICAP's Proxy Voting Policies

     NYLIM has delegated proxy-voting authority to ICAP. A summary of ICAP's proxy voting policies and procedures is provided below.

     ICAP has adopted proxy-voting policies and procedures designed to ensure that where clients have delegated proxy-voting authority to ICAP, all proxies are voted in the best interest of such clients without regard to the interests of ICAP or related parties. When a client retains ICAP, the firm generally determines through its investment management agreement, whether it will vote proxies on behalf of that client. In situations where ICAP's interests conflict, or appear to conflict, with the interests of the Funds or other client interests, ICAP will take one of the following steps to resolve the conflict:

     - Vote the securities based on a pre-determined voting guideline if the application of the guideline to the matter presented involves little or no discretion on ICAP's part;

     - Vote the securities based upon the recommendation of an independent third party, such as ISS; or

     - Disclose the conflict to the client and obtain the client's direction to vote the proxies.

Funds' Proxy Voting Record

     Each Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Funds will provide any shareholder a copy of their proxy voting record for the previous year ended June 30 within three business days of receipt of request, as well as make the proxy voting results available without charge on their website. The most recent Form N-PX is available on the Funds' website at www.mainstayfunds.com or on the SEC's website at www.sec.gov.

FUND TRANSACTIONS AND BROKERAGE

     Under the Subadvisory Agreement, ICAP is responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds' securities business, the negotiation of the commissions to be paid on such transactions and the allocation of portfolio brokerage and principal business. Trades may be done with brokers, dealers and, on occasion, issuers. Remuneration for trades may include commissions, dealer spreads, mark-ups and mark-downs.

     In executing transactions on behalf of the Funds, ICAP has no obligation to deal with any broker or dealer. Rather, ICAP seeks the best qualitative execution. The best net price is an important factor, but ICAP also considers the full range and quality of a broker's services, as described below. Recognizing the value of the range of services, the Funds may not pay the lowest commission or spread available on a particular transaction. Brokerage will not be allocated based on the sale of a Fund's shares.

     NYLIFE Securities (the "Affiliated Broker"), an affiliate of NYLIM and ICAP, may act as broker for the Funds. In order for the Affiliated Broker to effect any portfolio transactions for the Funds on an exchange, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the Affiliated Broker to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Funds will not deal with the Affiliated Broker in any portfolio transaction in which the Affiliated Broker acts as principal.

     Section 28(e) of the Securities Exchange Act of 1934, as amended ("Section 28(e)"), permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer (other than the Affiliated Broker) who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (i) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

     In selecting brokers or dealers, ICAP considers investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers or dealers, and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility. Accordingly, the commissions charged by any such broker or dealer may be greater than the amount another firm might charge if ICAP determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker or dealer to the Funds. ICAP believes that the research information received in this manner provides the Funds with benefits by supplementing the research otherwise available to them. Such higher commissions will not, however, be paid by the Funds unless (i) ICAP determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of ICAP's overall responsibilities with respect to the accounts, including the Funds, as to which it exercises investment discretion; (ii) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws and the Subadvisory Agreement; and (iii) in the opinion of ICAP, the total commissions paid by the Funds are reasonable in relation to the benefits to the Funds over the long term.

     For the years ended December 31, 2005, 2006 and 2007, the aggregate amount of brokerage commissions paid by each Fund was as follows:

Year Ended             Fund            Aggregate Commissions Paid
----------   -----------------------   --------------------------
 12/31/05    ICAP Equity Fund                  $1,164,423
             ICAP Select Equity Fund           $1,002,929
             ICAP International Fund           $  507,204
 12/31/06    ICAP Equity Fund                  $  892,622
             ICAP Select Equity Fund           $1,642,535
             ICAP International Fund           $1,314,656
 12/31/07    ICAP Equity Fund                  $  902,435
             ICAP Select Equity Fund           $2,604,402
             ICAP International Fund           $1,356,096

     For the year ended December 31, 2007, the following aggregate amounts were paid to brokers or dealers by the Funds for transactions for which research services were provided to the Funds: the ICAP Equity Fund paid $537,972.96; the ICAP Select Equity Fund paid $1,518,608.56; and the ICAP International Fund paid $363,324.14. The Funds pay brokerage commissions to various full-service brokers for both execution services and research services. However, because the commissions paid to these full-service brokers are not segregated by the part of the fee attributable to execution and the part attributable to research, the foregoing numbers represent fees paid for both execution services and research services. ICAP Global Fund was not offered to the public until April 29, 2008.

     The following table sets forth the value, as of December 31, 2007, of the shares issued by a regular broker-dealer of the Company and held by the Funds:

     Broker Dealer/Issuer                 Fund               Value
     --------------------       -----------------------   -----------
Bank of New York Mellon Corp.       ICAP Equity Fund      $35,439,012
Credit Suisse Group ADR         ICAP International Fund   $21,542,845
J.P. Morgan Chase & Co.             ICAP Equity Fund      $47,254,006
                                ICAP Select Equity Fund   $93,334,613
Morgan Stanley                      ICAP Equity Fund      $22,325,904
                                ICAP Select Equity Fund   $46,362,375

     ICAP Global Fund was not offered to the public until April 29, 2008.

ICAP places portfolio transactions for other advisory accounts in addition to the Funds. Research services furnished by firms through which the Funds effect their securities transactions may be used by ICAP in servicing all of its accounts; that is, not all of such services may be used by ICAP in connection with the Funds. ICAP believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds) managed by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker or dealer paid by each account for brokerage and research services will vary. However, ICAP believes such costs to the Funds will not be disproportionate to the benefits received by the Funds on a continuing basis. ICAP seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Funds and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Funds. There can be no assurance that a particular purchase or sale opportunity will be allocated to the Funds. In making such allocations between the Funds and other advisory accounts, the main factors considered by ICAP are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

FUND MANAGERS

     As described in the Prospectus under "Investment Team," each fund manager listed below is jointly responsible for the day-to-day management of each Fund as well as the day-to-day management of the other accounts set forth in the following table, as of December 31, 2007.


                                                                                NUMBER OF ACCOUNTS AND ASSETS FOR
                                                                                WHICH THE ADVISORY FEE IS BASED ON
                                  NUMBER OF OTHER ACCOUNTS MANAGED AND                     PERFORMANCE
                 FUNDS                   ASSETS BY ACCOUNT TYPE              ---------------------------------------
                MANAGED      ---------------------------------------------                  OTHER
                  BY           REGISTERED     OTHER POOLED                   REGISTERED     POOLED
 PORTFOLIO     PORTFOLIO       INVESTMENT      INVESTMENT        OTHER       INVESTMENT   INVESTMENT      OTHER
  MANAGER       MANAGER         COMPANY        VEHICLES         ACCOUNTS       COMPANY     VEHICLES      ACCOUNTS
 ---------   -------------   -------------   -------------   -------------   ----------   ----------   -------------
Jerrold K.   ICAP Equity          15 /            10/            126 /            0            0            13 /
Senser       Fund; ICAP      8,400,000,000   2,000,000,000   8,000,000,000                             1,800,000,000
             Select
             Equity Fund;
             ICAP Global
             Fund; ICAP
             International
             Fund

Thomas R.    ICAP Equity          15 /            10/            126 /            0            0            13 /
Wenzel       Fund; ICAP      8,400,000,000   2,000,000,000   8,000,000,000                             1,800,000,000
             Select
             Equity Fund;
             ICAP Global
             Fund;
             ICAP
             International
             Fund

Individual fund managers may manage multiple accounts for multiple clients. In addition to the Funds, these other accounts may include separate accounts, pension and profit sharing plans, foundations and 401(k) plans. ICAP manages all accounts on a team basis except as noted above. ICAP has developed policies in areas such as trade allocation and aggregation, cross trading, insider trading and personal trading to prevent potential conflicts in connection with any fund manager's management of the Funds and the management of any other accounts. ICAP's Chief Compliance Officer regularly reviews and monitors these policies.

Compensation of Fund Managers

     Compensation for key ICAP investment professionals consists of competitive base salary and annual cash bonus. A compensation committee reviews and determines the compensation. The compensation committee determines the base salary and amount of bonus for each individual by examining several quantitative and qualitative factors. For those individuals with specific investment sectors assigned to them, their annual performance relative to the annual performance of that sector in the broad market is an important factor. Other factors include the investment professional's contribution to the investment team's dialogue, the business results and overall business strategy, success of marketing and client servicing as well as managerial skills and demonstrated leadership. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors. Both the base salary for the upcoming year and the bonus for the current year are determined near the end of each calendar year.

Ownership of Fund Shares by Fund Managers

     The following table sets forth the dollar range of Fund shares beneficially owned by each fund manager as of December 31, 2007, stated using the following ranges: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000,
$500,001-$1,000,000, or over $1,000,000. As of December 31, 2007, the ICAP
Global Fund had not yet commenced operations.

Fund Manager                   Equity           Select Equity     International
------------             -------------------   ---------------   ---------------
Jerrold K. Senser, CFA   $500,001-$1,000,000   Over $1,000,000   Over $1,000,000
Thomas R. Wenzel, CFA      Over $1,000,000     Over $1,000,000   Over $1,000,000

PORTFOLIO HOLDINGS DISCLOSURE POLICY

     The Board has adopted policies and procedures concerning selective disclosure of portfolio holdings of the Funds. Under these policies, the Manager publicly discloses the complete schedule of each Fund's portfolio holdings, as reported at month-end, no earlier than 30 days after the month's end and will publicly disclose each Fund's top ten holdings, as reported at quarter-end, no earlier than 15 days after the quarter's end. Such information will remain accessible until the next schedule is made publicly available. You may obtain a copy of a Fund's schedule of portfolio holdings or top ten holdings for the most recently completed period by accessing the information on the Funds' website at www.mainstayfunds.com or by calling the Funds at 1-800-MAINSTAY (1-800-624-6782). The Funds' quarterly top ten holdings information is also provided in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report to the SEC on Form N-Q.

     Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the Fund's Chief Compliance Officer, after discussion with the appropriate portfolio manager, upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Funds. Such disclosure will be reported to the Board of Trustees Directors at the next regularly scheduled board meeting.

     In addition, the Manager may share the Funds' non-public portfolio holdings information with Subadvisors, pricing services and other service providers to the Funds more frequently than described above, who require more timely access to such information in order to fulfill their contractual duties to the Funds. As of the date of this SAI, those service providers are State Street Bank & Trust Company, KPMG, Russell Mellon, RiskMetrics Group, Loan Pricing Corporation, Interactive Data Corporation, Plexus Group Manager Services, Abel/Noser Corporation and Merrill Corporation. The Manager may also disclose non-public information regarding a Fund's portfolio holdings information to certain mutual fund analysts and rating and tracking entities, such as Morningstar, Bloomberg, Standard & Poor's, Thomson and Lipper Analytical Services, or to other entities that have a legitimate business purpose in receiving such information on a more frequent basis. Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the Fund's Chief Compliance Officer, after discussion with the appropriate portfolio manager, upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Funds. Such disclosure will be reported to the Board of Directors at the next regularly scheduled board meeting.

     All non-public portfolio holdings information is provided pursuant to a confidentiality agreement. All confidentiality agreements entered into for the receipt of non-public portfolio holdings information must provide that: (i) the Funds' non-public portfolio holdings information is the confidential property of the Funds and may not be used for any purpose except as expressly provided; (ii) the recipient of the non-public portfolio holdings information (a) agrees to limit access to the information to its employees and agents who are subject to a duty to keep and treat such information as confidential and (b) will implement appropriate monitoring procedures; and (iii) upon written request from NYLIM or the Funds, the recipient of the non-public portfolio holdings information shall promptly return or destroy the information. In view of the separate confidentiality agreement described above, the Company may rely on the confidentiality provisions of existing agreements, provided NYCIM has determined that such provisions adequately protect the Company against disclosure or misuse of non-public holdings information.

     Generally, employees of the Manager who have access to non-public information regarding the Funds' portfolio holdings information are restricted in their uses of such information pursuant to information barriers and personal trading restrictions contained in the Manager's policies and procedures.

     Whenever portfolio holdings disclosure made pursuant to these procedures involves a conflict of interest between the Funds' shareholders and the Funds' Manager, Subadvisor, Distributor or any affiliated person of the Funds, the disclosure may not be made unless a majority of the Independent Directors or a majority of a board committee consisting solely of Independent Directors approves such disclosure.

     The Funds, the Manager and the Subadvisors shall not enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind.

     Any material changes to the policies and procedures for the disclosure of portfolio holdings are reported to the Board at least on an annual basis.

NET ASSET VALUE

     The Company determines the NAV per share of each class of each Fund on each day the New York Stock Exchange ("NYSE") is open for trading. NAV per share is calculated as of the close of regular trading on the NYSE (usually 4:00 pm Eastern Time) for each class of shares of each Fund, by dividing the current market value of the total assets less liabilities attributable to that class, by the total number of shares of that class of the Fund that are issued and outstanding.

     Portfolio securities of each Fund are valued:

     (a) by appraising common and preferred stocks that are traded on the NYSE or other exchanges and the National Association of Securities Dealers National Market System ("NMS") at the last sale price of the exchange on that day or, if no sale occurs on such exchange, at the last quoted sale price up to the time of valuation on any other national securities exchange; if no sale occurs on that day, the stock shall be valued at the mean between the closing bid price and asked price on the NYSE (Note: excessive spreads or infrequent trading may indicate a lack of readily available market quotations that may then be "fair valued" in accordance with fair valuation policies established by the Board);

     (b) by appraising over-the-counter common and preferred stocks quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the NMS) at the NASDAQ Official Closing Price supplied through such system;

     (c) by appraising over-the-counter and foreign traded common and preferred stocks not quoted on the NASDAQ system and foreign securities traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a recognized pricing agent selected by NYLIM or ICAP, or if the prices are deemed by NYLIM or ICAP not to be representative of market values, the security is to be "fair valued" in accordance with fair valuation policies established by the Board;

     (d) by appraising debt securities and all other liquid securities and other liquid assets at prices supplied by a pricing agent or broker-dealer, selected by NYLIM in consultation with ICAP, approved by the Valuation Sub-Committee and ratified by the Valuation Committee, if those prices are deemed by NYLIM or ICAP to be representative of market values at the close of the NYSE;

     (e) by appraising exchange-traded options and futures contracts at the last posted settlement price on the market where any such option or futures contract is principally traded;

     (f) by appraising forward foreign currency exchange contracts held by the Funds at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations; and

     (g) securities that cannot be valued by the methods set forth above and all other assets, are valued in good faith at "fair value" in accordance with valuation policies established by the Board.

     Portfolio securities traded on more than one U.S. national securities exchange or foreign exchange are valued at the last sale price on the business day as of which such value is being determined on the close of the exchange representing the principal market for such securities and should there be no sale price on that exchange, such securities should then be valued at the last sale price on any other exchange that NYLIM may designate. If there were no sales on any exchange, the securities will be valued at the mean between the closing bid price and asked price. Prior to the daily calculation of each Fund's NAV, the value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the foreign exchange bid rate of such currencies against U.S. dollars as determined by quotes supplied by the pricing agent. If such quotations are not available, the rate of exchange will be determined in accordance with fair valuation policies established by the Board. For financial accounting purposes, the Company recognizes dividend income and other distributions on the ex-dividend date, except certain dividends from foreign securities that are recognized as soon as the Company is informed on or after the ex-dividend date.

     A significant event occurring after the close of trading but before the calculation of a Fund's NAV may mean that the closing price for a security may not constitute a readily available market quotation and accordingly require that the security be priced at its fair value in accordance with the fair valuation procedures established by the Board. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE generally will not be reflected in a Fund's calculation of its NAV. NYLIM and ICAP will continuously monitor for significant events that may call into question the reliability of market quotations. Such events may include: situations relating to a single issue in a market sector; significant fluctuations in U.S. or foreign markets; or natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. However, where NYLIM, in consultation with ICAP, may, in its judgment, determine that an adjustment to a Fund's NAV should be made because intervening events have caused the Fund's NAV to be materially inaccurate, NYLIM and ICAP will seek to have the security "fair valued" in accordance with fair valuation procedures established by the Board.

     The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be maintained on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of the Company. Expenses with respect to any two or more Funds will be allocated in proportion to the NAVs of the respective Funds except where allocation of direct expenses can otherwise be fairly made in the judgment of NYLIM or ICAP.

     To the extent that any newly organized fund or class of shares receives, on or before December 31, any seed capital, the NAV of such fund(s) or class(es) will be calculated as of December 31.

SHAREHOLDER INVESTMENT ACCOUNT

         A shareholder investment account is established for each investor in the Funds, under which a record of the shares of each Fund held is maintained. Whenever a transaction takes place in a Fund, the shareholder will be mailed a confirmation showing the transaction. Shareholders will also be sent a quarterly statement showing the status of the account.

     The Funds may accept requests in writing or telephonically from at least one of the owners of a shareholder investment account for the following account transactions and/or maintenance:

     - dividend and capital gain changes (including moving dividends between account registrations);

     -    address changes;

     - certain Systematic Investment Plan and Systematic Withdrawal Plan changes (including increasing or decreasing amounts and plan termination);

     -    exchange requests between identical registrations; and

     -    redemptions of $100,000 or less to the address of record.

     In addition, the Funds may accept requests from at least one of the owners of a shareholder investment account through the Funds' internet website for account transactions and/or maintenance involving address changes, certain Systematic Investment Plan and Systematic Withdrawal Plan changes (including increasing or decreasing amounts and plan termination) and for redemptions by wire of amounts less than $250,000.

PURCHASE, REDEMPTION AND EXCHANGES

HOW TO PURCHASE SHARES OF THE FUNDS

     General Information. Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that, to the extent applicable, each class bears its own service and distribution expenses and may bear incremental transfer agency costs resulting from its sales arrangements. Investor Class, Class A, Class C, Class R2 and Class R3 shares of each Fund have exclusive voting rights with respect to provisions of the Rule 12b-1 plan for such class of a Fund pursuant to which its distribution and service fees are paid, and each class has similar exchange privileges. As compared to Investor Class or Class A shares, the net income attributable to Class C shares and the dividends payable on Class C shares will be reduced by the amount of the higher Rule 12b-1 fee and incremental expenses associated with such class. Likewise, the NAV of the Class C shares generally will be reduced by such class specific expenses (to the extent the Fund has undistributed net income) and investment performance of Class C shares will be lower than that of Class A shares. As compared to Investor Class or Class A shares, the Class R1 shares have lower on-going expenses than Class A shares and are not subject to a front-end sales charge. The investment performance of Class R1 shares will generally be higher than that of Investor Class or Class A shares. As compared to Class R1 shares, the Class R2 and Class R3 shares have higher class specific expenses, including a distribution and service fee payable pursuant to a

Rule 12b-1 plan. As a result of the differences of these expenses between these classes, the investment performance of Class R3 shares will generally be lower than that of Class R2 shares, and the investment performance of Class R2 shares will generally be lower than that of Class R1 shares. Class I shares have the lowest on-going expenses and are not subject to an initial or contingent sales charge. Class I, Class R1, Class R2 and Class R3 shares of the Funds are available only to eligible investors, as set forth in the Prospectus and may be changed from time to time. For additional information on the features of Investor Class, Class A and Class C shares, see "Alternative Sales Arrangements" herein. Financial intermediaries may not offer all share classes of a Fund. If the share class that is most economical for you, given your individual financial circumstances and goals, is not offered through your financial intermediary and you are otherwise eligible to invest in that share class, you can open an account and invest directly with the Fund by submitting an application form to the Funds.

     By Mail. Initial purchases of shares of the Funds should be made by mailing the completed application form to the investor's registered representative or directly to the Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. Shares of any Fund may be purchased at the NAV per share next determined after receipt in good order of the purchase order by that Fund plus any applicable sales charge.

     By Telephone. For all Funds, an investor may make an initial investment in the Funds by having his or her registered representative telephone MainStay Investments between 8:00 am and 6:00 pm, Eastern Time, on any day the NYSE is open. The purchase will be effected at the NAV per share next determined following receipt of the telephone order as described above plus any applicable sales charge. An application and payment must be received in good order by the Funds within three business days. All telephone calls are recorded to protect shareholders and MainStay Investments. For a description of certain limitations on the liability of the Funds and MainStay Investments for transactions effected by telephone, see "Shareholder Guide--General Policies" in the Prospectus.

     By Wire. An investor may open an account and invest by wire by having his or her registered representative telephone MainStay Investments between 8:00 am and 6:00 pm, Eastern Time, to obtain an account number and instructions. For both initial and subsequent investments, federal funds should be wired to:

     State Street Bank and Trust Company
     ABA No. 011-0000-28
     Attn: Custody and Shareholder Services
     For Credit: MainStay Funds (DDA# 99029415)
     Shareholder Name _______________________________
     Shareholder Account No. _____________________________
     Fund/Class of Shares_________________________________

     An application must be received by MainStay Investments within three business days.

     The investor's bank may charge the investor a fee for the wire. To make a purchase effective the same day, the registered representative must call MainStay Investments by 12:00 noon Eastern Time, and federal funds must be received by MainStay Investments before 4:00 pm Eastern Time.

     Wiring money to the Funds will reduce the time a shareholder must wait before redeeming or exchanging shares, because when a shareholder purchases by check or by Automated Clearing House ("ACH") payment, the Funds may withhold payment for up to 10 days from the date the check or ACH purchase is received.

     Additional Investments. Additional investments in a Fund may be made at any time by mailing a check via regular mail payable to MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401, and via overnight mail to MainStay Funds, c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton, Massachusetts 02021-2809. The shareholder's account number and the name of the Fund and class of shares must be included with each investment. Purchases will be effected at the NAV per share plus any applicable sales charge as described above. Additional investments may also be made by wire or ACH payment, as described in the Prospectus.

     The Company's officers may waive the initial and subsequent investment minimums for certain purchases when they deem it appropriate, including, but not limited to, purchases through certain qualified retirement plans; purchases by the Directors; purchases by New York Life and its subsidiaries and their employees, officers, directors, agents or former employees (and immediate family members); purchases through financial services firms that have entered into an agreement with the Funds or the Distributor; purchases through New York Life employee and agent investment plans; investments resulting from distributions by other New York Life products and products of the Distributor; and purchases by certain individual participants.

     Systematic Investment Plans. Investors whose bank is a member of the ACH may purchase shares of a Fund through AutoInvest. AutoInvest facilitates investments by using electronic debits, authorized by the shareholder, to a checking or savings account, for share purchases. When the authorization is accepted (usually within two weeks of receipt), a shareholder may purchase shares by calling MainStay Investments, toll free at 1-800-MAINSTAY (1-800-624-6782) (between 8:00 am and 4:00 pm Eastern Time). The investment will be effected at the NAV per share next determined after receipt in good order of the order, plus any applicable sales charge, and normally will be credited to the shareholder's Fund account within two business days thereafter. Shareholders whose bank is an ACH member also may use AutoInvest to automatically purchase shares of a Fund on a scheduled basis by electronic debit from an account designated by the shareholder on an application form. The initial investment must be in accordance with the stated investment amounts. Subsequent minimum investments are $50 monthly, $100 quarterly, $250 semiannually, or $500 annually. The investment day may be any day from the first through the twenty-eighth of the respective month. Redemption proceeds from Fund shares purchased by AutoInvest may not be paid until 10 days or more after the purchase date. Fund shares may not be redeemed by AutoInvest.

     Purchases in Kind. Investors, including certain clients of NYLIM and ICAP, may purchase shares of a Fund with securities that are eligible for purchase by that Fund in accordance with the Funds' in-kind purchase procedures, subject to the approval of NYLIM and ICAP. These transactions will be effected only if NYLIM and ICAP, determine that the securities are appropriate, in type and amount, for investment by the Fund in light of the Fund's investment objectives and policies - as well as the Fund's current holdings - and solely at the discretion of NYLIM and ICAP. Securities received by a Fund in connection with an in-kind purchase will be valued in accordance with the Fund's valuation procedures as of the time of the next-determined net asset value per share of the Fund following receipt in good form of the order. In situations where the purchase is made by an affiliate of the Fund with securities received by the affiliate through a redemption in-kind from another MainStay fund, the redemption in-kind and purchase in-kind must be effected simultaneously, the Fund and the redeeming MainStay fund must have the same procedures for determining their net asset values, and the Fund and the redeeming MainStay fund must ascribe the same value to the securities. With respect to in-kind purchases by unaffiliated clients of NYLIM through accounts separately managed by NYLIM that are not subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), the purchase request must be in writing and the purchase be made in accordance with Rule 17a-7 under the 1940 Act, except for that Rule's requirement that purchases must be made for no consideration other than cash. Purchases made by affiliates of the Fund or NYLIM through accounts separately managed by NYLIM that are not subject to ERISA must meet additional standards. Among other requirements, such transactions must comply with Rule 17a-7 under the 1940 Act, the redemption must be effected simultaneously with the purchase, the redeeming account and the Fund must have the same procedures for determining their net asset values (or the Fund's procedures must be used), the Manager must bear all the costs associated with the in-kind purchase, and the in-kind purchase must be completed prior to the time in which the Fund first offers shares to the public. With respect to purchases by investors that are not affiliates of the Fund and do not seek to make the purchase through an account separately managed by the Manager, the securities must have a value that is readily ascertainable as evidenced, for example, by a listing on a bona fide domestic or foreign exchange. An investor must call 1-800-MAINSTAY (1-800-624-6782) before attempting to purchase shares in-kind. The Funds reserve the right to amend or terminate this practice at any time.

HOW TO REDEEM SHARES OF THE FUND

     Shares may be redeemed directly from MainStay Investments or through your registered representative. Shares redeemed will be valued at the NAV per share next determined after the Funds receive the redemption request in "good order." "Good order" with respect to a redemption request generally means that a letter must be signed by the record owner(s) exactly as the shares are registered, and the signature(s) must be guaranteed by a Medallion Signature Guarantee. In cases where redemption is requested by a corporation, partnership, trust, fiduciary or any other person other than the record owner, written evidence of authority acceptable to MainStay Investments must be submitted before the redemption request will be accepted. The requirement for a signed letter may be waived on a redemption of $100,000 or less that is payable to the shareholder(s) of record and mailed to the address of record, or under such other circumstances as the Company may allow. Send your written request to MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401.

     Upon the redemption of shares, the redeeming Fund will make payment in cash, except as described below, of the NAV of the shares next determined after such redemption request was received, less any applicable contingent deferred sales charge.

     In times when the volume of telephone redemptions is heavy, additional phone lines will be added by the Funds. However, in times of very large economic or market changes, redemptions may be difficult to implement by telephone. When calling the Funds to make a telephone redemption, shareholders should have available their account number and Social Security or Taxpayer I.D. numbers.

     The value of the shares redeemed from a Fund may be more or less than the shareholder's cost, depending on portfolio performance during the period the shareholder owned the shares.

     Purchases and redemptions for each class of shares are discussed in the Prospectus under the heading "Shareholder Guide," and that information is incorporated herein by reference.

     The Funds reserve the right to suspend or postpone redemptions during any period when: (1) trading on the NYSE is restricted, as determined by the SEC, or that exchange is closed for other than customary weekend and holiday closings,
(2) the SEC has by order permitted such suspension, or (3) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of one or more of the Funds not reasonably practicable.

     The Company and the Distributor reserve the right to redeem shares of any shareholder who has failed to provide the Company with a certified Taxpayer I.D. number or such other tax-related certifications as the Company may require. A notice of redemption, sent by first class mail to the shareholder's address of record, will fix a date not less than 30 days after the mailing date, and shares will be redeemed at the NAV determined as of the close of business on that date unless a certified Taxpayer I.D. number (or such other information as the Company has requested) has been provided.

REDEMPTION FEE

     The ICAP Global Fund and the International Fund each impose a redemption fee of 2.00% of the total redemption amount (calculated at market value), on redemptions (including exchanges) of shares of the Fund made within 60 days of purchase. The redemption fee is paid directly to the Fund and is implemented as a 2.00% reduction in the proceeds that would otherwise be received by a redeeming shareholder. The fee is designed to offset out-of-pocket administrative costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. The redemption fee will not apply to shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fee does not apply on redemptions effected through a Systematic Withdrawal/Exchange Plan. The redemption fee may not apply on redemptions of certain benefit plan accounts such as 401(k) plans or Section 529 qualified tuition plans, or on redemptions of shares held at the time of death or the initial determination of a permanent disability of a shareholder.

     Please contact MainStay Investments at 1-800-MAINSTAY (1-800-624-6782) if you have any questions as to whether the redemption fee applies to some or all of your shares.

SYSTEMATIC WITHDRAWAL PLAN

     MainStay Investments acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment and any contingent deferred sales charge, if applicable. See the Prospectus for more information.

REDEMPTIONS IN KIND

     The Company has agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. The Company reserves the right to pay other redemptions, either total or partial, by a distribution in kind of securities (instead of cash) from the applicable Fund's portfolio. The securities distributed in such a distribution would be valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed. If a shareholder receives a distribution in kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.

HOW TO EXCHANGE SHARES OF THE FUNDS

     Exchanges will be based upon each Fund's NAV per share next determined following receipt of a properly executed exchange request.

     Subject to the conditions and limitations described herein, Investor Class, Class A, Class C, Class I, Class R1, Class R2 and Class R3 shares of a Fund may be exchanged for shares of an identical class of any MainStay Fund registered for sale in the state of residence of the investor or where an exemption from registration is available and only with respect to Funds that are available for sale to new investors. All exchanges are subject to a minimum investment requirement and a minimum balance requirement. An exchange may be made by either writing to MainStay Investments at the following address: via regular mail to MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401, and via overnight mail to MainStay Funds, c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton, Massachusetts 02021-2809, or by calling MainStay Investments at 1-800-MAINSTAY (1-800-624-6782) (8:00 am to 6:00 pm Eastern Time).

     Generally, shareholders may exchange their Investor Class or Class A shares of a Fund for Investor Class or Class A shares of another Fund, without the imposition of a sales charge. Any such exchanges will be based upon each Fund's NAV per share next determined following receipt of a properly executed exchange request.

     Shares of a Fund that are subject to a contingent deferred sales charge may be exchanged for the same class of shares of another MainStay Fund at the NAV next determined following receipt of a properly executed exchange request, without the payment of a contingent deferred sales charge; the sales charge will be assessed, if applicable, when the shareholder redeems his or her shares without a corresponding purchase of shares of another MainStay Fund. For purposes of determining the length of time a shareholder owned shares prior to redemption or repurchase in order to determine the applicable contingent deferred sales charge, if any, shares will be deemed to have been held from the date of original purchase of the shares. Class C shares of a Fund acquired as a result of subsequent investments, except reinvested dividends and distributions, will be subject to the contingent deferred sales charge when ultimately redeemed or repurchased without purchasing shares of another MainStay Fund.

     In times when the volume of telephone exchanges is heavy, additional phone lines will be added by MainStay Investments. However, in times of very large economic or market changes, the telephone exchange privilege may be difficult to implement. When calling MainStay Investments to make a telephone exchange, shareholders should have available their account number and Social Security or Taxpayer I.D. numbers.

     Under the telephone exchange privilege, shares may only be exchanged among accounts with identical names, addresses and Social Security or Taxpayer I.D. numbers. Shares may be transferred among accounts with different names, addresses and Social Security or Taxpayer I.D. numbers only if the exchange request is in writing and is received in "good order." If the dealer permits, the dealer representative of record may initiate telephone exchanges on behalf of a shareholder, unless the shareholder notifies the Funds in writing not to permit such exchanges. There will be no exchanges during any period in which the right of exchange is suspended or date of payment is postponed because the NYSE is closed or trading on the NYSE is restricted or the SEC deems an emergency to exist.

     For federal income tax purposes, an exchange is treated as a sale on which an investor may realize a gain or loss. See "Tax Information" for information concerning the federal income tax treatment of a disposition of shares.

     The exchange privilege may be modified or withdrawn at any time upon prior notice.

ALTERNATIVE SALES ARRANGEMENTS

INITIAL SALES CHARGE ALTERNATIVE: INVESTOR CLASS AND CLASS A SHARES

     The sales charge on Investor Class and Class A shares of the Funds is a variable percentage of the public offering price depending upon the amount of the sale, as follows:

                                                       Sales Charge
                                                     as a Percentage
                              Sales Charge          of Offering Price:
                         as a Percentage of:    -------------------------
                        ---------------------                   Retained
                        Offering   Net Amount   Retained by      by the
Amount of Purchase        Price     Invested       Dealer     Distributor
---------------------   --------   ----------   -----------   -----------
Less than $50,000         5.50%       5.82%        4.75%         0.75%
$50,000 to $99,999        4.50%       4.71%        4.00%         0.50%
$100,000 to $249,999      3.50%       3.63%        3.00%         0.50%
$250,000 to $499,999      2.50%       2.56%        2.00%         0.50%
$500,000 to $999,999      2.00%       2.04%        1.75%         0.25%
$1,000,000 or more(1)     None        None         None(2)       None

----------
(1) No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase. See "Reduced Sales Charges on Investor Class and Class A Shares -- Contingent Deferred Sales Charge: Investor Class Shares and Class A Shares" below.

(2) Although an investor will not pay an initial sales charge on investments of $1,000,000 or more, the Distributor may pay, from its own resources, a commission to dealers on such investments. See "Purchases at Net Asset Value" below for more information.

     The Distributor may allow the full sales charge to be retained by dealers. The amount retained may be changed from time to time. The Distributor, at its expense, also may from time to time provide additional promotional incentives to dealers who sell Fund shares. A selected dealer who receives a reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

PURCHASES AT NET ASSET VALUE

     Purchases of Investor Class or Class A shares in an amount equal to $1 million or more will not be subject to an initial sales charge, but may be subject to a contingent deferred sales charge of 1% on shares redeemed within one year of the date of purchase. See "Reduced Sales Charges on Investor Class and Class A Shares -- Contingent Deferred Sales Charge: Investor Class or Class A Shares."

     A Fund's Class A shares may be purchased at NAV, without payment of any sales charge, by its Directors and New York Life and its subsidiaries and their employees, officers, directors, or agents or former employees (and immediate family members).

     In addition, Investor Class share purchases and Class A share purchases of Funds in an amount less than $1,000,000 by defined contribution plans, other than 403(b) plans, that are sponsored by employers with 50 or more employees are treated as if such purchases were equal to an amount more than $1,000,000 but less than $2,999,999. Such purchases by defined contribution plans may be subject to a contingent deferred sales charge of 1% on shares redeemed within one year of the date of purchase. See "Reduced Sales Charges on Investor Class and Class A Shares -- Contingent Deferred Sales Charge: Investor Class or Class A Shares."

     Investor Class shares and Class A shares of the Funds also may be purchased at NAV, without payment of any sales charge, if purchased through financial services firms such as broker-dealers, investment advisers and other financial institutions that have entered into an agreement with the Funds or the Distributor that provides for the sale and/or servicing of Fund shares in respect of beneficial owners that are clients of the financial services firms or intermediaries contracting with such firms. Sales and/or servicing agreements with third parties also have been established on behalf of Class C shares. The Funds, the Distributor, or affiliates may pay fees to such firms and/or intermediaries in connection with these arrangements on behalf of Investor Class, Class A and/or C shares.

     Class I shares of the Funds are sold at NAV. Class I shares may be purchased by (1) existing Class I shareholders who owned shares of the no-load class of any Fund as of August 31, 2006, (2) individuals investing at least $5 million in a Fund, and (3) institutional investors. For purposes of Class I share eligibility, the term "institutional investors" includes, but is not limited to, (i) individuals purchasing through certain "wrap fee" or other programs sponsored by a financial intermediary firm (such as a broker-dealer, investment adviser or financial institution) with a contractual arrangement with NYLIFE Distributors LLC, (ii) individuals purchasing through certain registered investment advisory firms or related group of firms, which in the aggregate own, invest, or manage at least $100 million in securities of unaffiliated issuers, provided that the average individual investment in a Fund by such a firm's client accounts is at least $250,000, (iii) certain employer-sponsored, association or other group retirement or employee benefit plans or trusts having a service arrangement with NYLIM Retirement Plan Services, the Distributor, or their affiliates, (iv) certain financial institutions, endowments, foundations or corporations having a service arrangement with the Distributor or its affiliates, (v) certain investment advisers, dealers or registered investment companies purchasing for their own account or for the account of other institutional investors, (vi) individuals purchasing through certain registered investment advisers that maintain institutional separate accounts with ICAP,
(vii) investors purchasing through certain non-broker/dealer affiliated, registered investment advisory firms, which in the aggregate invest or manage at least $100,000 in the MainStay funds, and (viii) investors purchasing through certain registered investment advisory firms that held aggregate holdings of at least $5 million in the ICAP Funds through certain platforms as of August 28, 2006, which maintain, in aggregate, investments of at least $1 million in the MainStay funds.

     Although an investor will not pay a sales charge on Class I share investments or on Investor Class or Class A share investments of $1,000,000 or more, the Distributor may pay, from its own resources, a fee payment to dealers on such investments. The Distributor, from its own resources, may pay a fee based the value of Class I shares of certain Funds, at the time of sale and/or annually on Class I shares held, to dealers with which the Distributor has a service arrangement. With respect to Investor Class or Class A share investments of $1,000,000 or more in certain Funds, the dealer may receive a commission of up to 1.00% on the portion of a sale from $1,000,000 to $2,999,999, up to 0.50% of any portion from $3,000,000 to $4,999,999 and up to 0.40% on any portion of $5,000,000 or more. Commissions will be calculated on a calendar year basis. Such commissions will be paid only on those purchases that were not previously subject to a front-end sales charge and dealer concession.

REDUCED SALES CHARGES ON INVESTOR CLASS AND CLASS A SHARES

     Right of Accumulation. Under a right of accumulation, purchases of one or more Funds by a "Qualified Purchaser" will be aggregated for purposes of computing the sales charge. "Qualified Purchaser" includes (1) an individual and his/her spouse and their children under the age of 21, and (2) any other organized group of persons, whether incorporated or not, which is itself a shareholder of the Fund, including group retirement and benefit plans (other than IRAs and non-ERISA 403(b) Plans), provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company. Please note that you may not use a right of accumulation to avoid being subject to the investment minimums of any class of shares.

     Letter of Intent (LOI). Qualified Purchasers may obtain reduced sales charges by signing an LOI. The LOI is a nonbinding obligation on the Qualified Purchaser to purchase the full amount indicated in the LOI. The sales charge is based on the total amount to be invested during a 24-month period. A 90-day backdated period can be used to include earlier purchases; the 24-month period would then begin on the date of the first purchase during the

90-day period. For more information, call your registered representative or MainStay Investments at 1-800-MAINSTAY (1-800-624-6782).

     On the initial purchase, if required (or, on subsequent purchases if necessary), 5% of the dollar amount specified in the LOI will be held in escrow by MainStay Investments in shares registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the LOI (less any dispositions and exclusive of any distribution on such shares automatically reinvested) are less than the amount specified, MainStay Investments will notify the shareholder prior to the expiration of the LOI that the total purchases toward the LOI were not met and will state the amount that needs to be invested in order to meet the dollar amount specified by the LOI. If not remitted within 20 days after the written request, MainStay Investments will process an LOI adjustment.

     Please note that you may not use an LOI to avoid being subject to the investment minimums of any class if shares.

     Contingent Deferred Sales Charge: Investor Class and Class A Shares. In order to recover commissions paid to dealers on qualified investments of $1 million or more, a contingent deferred sales charge of 1% may be imposed on redemptions of such investments made within one year of the date of purchase. Purchases of Investor Class or Class A shares at NAV through financial services firms or by certain persons that are affiliated with or have a relationship with New York Life or its affiliates (as described above) will not be subject to a contingent deferred sales charge.

     Investor Class or Class A shares that are redeemed will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents: (1) capital appreciation of Fund assets, (2) reinvestment of dividends or capital gains distributions, or (3) Class A shares redeemed more than one year after their purchase. The contingent deferred sales charge on subject Investor Class and Class A shares may be waived for: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, qualified domestic relations orders ("QDROs") and required excess contribution returns pursuant to applicable IRS rules, and required minimum distributions at age 70-1/2 for IRA and 403(b)(7) TSA participants; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established;
(iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses NYLIM Service Company LLC or an affiliate as the recordkeeper, and participant transfers or rollovers from a retirement plan to a MainStay IRA;
(iv) required distributions by charitable trusts under Section 664 of the Code;
(v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic monthly or quarterly withdrawals within one year of the date of the initial purchase, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Investor Class or Class A shares in a Fund;
(viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates; and
(xi) continuing, periodic monthly or quarterly withdrawals under the Systematic Withdrawal Plan for IRA and 403(b)(7) TSA participants for normal distributions based on their life expectancy. The contingent deferred sales charge may be waived on other sales or redemptions to promote goodwill and/or because the sales effort, if any, involved in making such sales is negligible. Investor Class or Class A shares of a Fund that are purchased without an initial front-end sales charge may be exchanged for Investor Class or Class A shares of another MainStay Fund without the imposition of a contingent deferred sales charge, although, upon redemption, contingent deferred sales charges may apply to the Investor Class or Class A shares that were acquired through an exchange if such shares are redeemed within one year of the date of the initial purchase.

     The contingent deferred sales charge will be applicable to amounts invested pursuant to a right of accumulation or an LOI to the extent that (a) an initial front-end sales charge was not paid at the time of the purchase and (b) any shares so purchased are redeemed within one year of the date of purchase.

     For federal income tax purposes, the amount of the contingent deferred sales charge generally will reduce the gain or increase the loss, as the case may be, recognized upon redemption.

CONTINGENT DEFERRED SALES CHARGE: CLASS C SHARES

     A contingent deferred sales charge of 1% of the NAV of Class C shares will be imposed on redemptions of Class C shares of the Funds at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class C account in any Fund to an amount that is lower than the amount of all payments by the shareholder for the purchase of Class C shares in that Fund during the preceding one year.

     Class C shares that are redeemed will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents:
(1) capital appreciation of Fund assets, (2) reinvestment of dividends or capital gains distributions, or (3) Class C shares redeemed more than one year after their purchase. The contingent deferred sales charge on subject Class C shares may be waived for: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, QDROs and required excess contribution returns pursuant to applicable IRS rules, and required minimum distributions (based on holdings in mutual funds in the MainStay complex of funds only) at age 70-1/2 for IRA and 403(b)(7) TSA participants; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established;
(iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses NYLIM Service Company LLC or an affiliate as the recordkeeper, and participant transfers or rollovers from a retirement plan to a MainStay IRA;
(iv) required distributions by charitable trusts under Section 664 of the Code;
(v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic monthly or quarterly withdrawals within one year of the date of the initial purchase under the Systematic Withdrawal Plan up to an annual total of 10% of the value of a shareholder's Class C shares in a Fund; (viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates; and (xi) continuing, periodic monthly or quarterly withdrawals under the Systematic Withdrawal Plan for IRA and 403(b)(7) TSA participants for normal distributions based on their life expectancy. The contingent deferred sales charge may be waived on other sales or redemptions to promote goodwill and/or because the sales effort, if any, involved in making such sales is negligible. Class C shares of a Fund may be exchanged for Class C shares of another MainStay Fund without the imposition of a contingent deferred sales charge, although, upon redemption, contingent deferred sales charges may apply to the Class C shares that were acquired through an exchange if such shares are redeemed within one year of the date of the initial purchase.

     Proceeds from the contingent deferred sales charge are paid to, and are used in whole or in part by, the Distributor to defray its expenses related to providing distribution related services to the Funds in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents. The combination of the contingent deferred sales charge and the distribution fee facilitates the ability of the Funds to sell the Class C shares without a sales charge being deducted at the time of purchase.

TAX-DEFERRED RETIREMENT PLANS

CASH OR DEFERRED PROFIT SHARING PLANS UNDER SECTION 401(K) FOR CORPORATIONS AND SELF-EMPLOYED INDIVIDUALS

     Shares of a Fund, may also be purchased as an investment under a cash or deferred profit sharing plan intended to qualify under Section 401(k) of the Code (a "401(k) Plan") adopted by a corporation, a self-employed individual (including sole proprietors and partnerships), or other organization. All Funds may be used as funding vehicles for qualified retirement plans including 401(k) plans, which may be administered by third-party administrator organizations. The Distributor does not sponsor or administer such qualified plans at this time.

INDIVIDUAL RETIREMENT ACCOUNT ("IRA") AND COVERDELL EDUCATION SAVINGS ACCOUNTS

     Shares of a Fund may also be purchased by an IRA. Both traditional IRAs and Roth IRAs may purchase shares of a Fund. In addition, Coverdell Education Savings Accounts may purchase shares of a Fund.

TRADITIONAL IRAs. An individual who has not attained age 70-1/2 may contribute as much as $5,000 of his or her earned income to a traditional IRA. A married individual filing a joint return may also contribute to a traditional IRA for a nonworking spouse who has not attained age 70-1/2. Eligible individuals age 50 and older may make additional contributions to their traditional IRAs in the form of catch-up contributions. The maximum limit for a catch-up contribution is $1,000.

     To determine the deductibility of a Traditional IRA contribution, please consult with your tax advisor. Please see the IRA Custodial Agreement for additional rules.

     ROTH IRAs. Roth IRAs are a form of individual retirement account that feature nondeductible contributions that may be made even after the individual attains the age of 70-1/2. In certain cases, distributions from a Roth IRA may be tax free. The Roth IRA, like the traditional IRA, is subject to a $5,000 ($8,000 for a married couple, $5,000 for individuals over age 50, and $10,000 for a married couple over age 50) contribution limit (taking into account both Roth IRA and traditional IRA contributions).

Please see the Roth IRA Custodial Agreement for additional rules on contribution phase-out limits based on income.

     Eligible individuals age 50 and older may make additional contributions to their Roth IRAs in the form of catch-up contributions. The maximum limit for a catch-up contribution is $1,000.

     COVERDELL EDUCATION SAVINGS ACCOUNTS. A taxpayer may make nondeductible contributions of up to $2,000 per year per beneficiary to a Coverdell Education Savings Account. Contributions cannot be made after the beneficiary becomes 18 years old unless the beneficiary qualifies as a special needs beneficiary. Any balance remaining in a Coverdell Education Savings Account when the beneficiary becomes 30 years old must be distributed and any earnings will be taxable and may be subject to a penalty tax upon distribution. Please see the Coverdell Education Savings Account Custodial Agreement for additional rules.

     All income and capital gains deriving from IRA or Coverdell Education Savings Account investments in the Fund are reinvested and compounded tax-deferred until distributed from the account. The combination of annual contributions to a traditional IRA, which may be deductible, and tax-deferred compounding can lead to substantial retirement savings. Similarly, the combination of tax free distributions from a Roth IRA or Coverdell Education Savings Account combined with tax-deferred compounded earnings on IRA investments can lead to substantial retirement and/or education savings.

403(B)(7) TAX SHELTERED ACCOUNT

     Shares of a Fund may also be purchased by a tax sheltered custodial account (403(b)(7) TSA plans) made available by the Distributor. In general, employees of tax-exempt organizations described in Section 501(c)(3) of the Code (such as hospitals, churches, religious, scientific, or literary organizations, educational institutions or public school systems) are eligible to participate in 403(b)(7) TSA plans.

GENERAL INFORMATION

     Shares of a Fund are permitted investments under profit sharing, pension, and other retirement plans, IRAs, Coverdell Education Savings Accounts (CESAs) and tax-deferred annuities to the extent the shares of a Fund are a permitted investment according to the provisions of the relevant plan documents. Third-party administrative services may limit or delay the processing of transactions.

     The custodial agreements and forms provided by the Funds' custodian and transfer agent designate New York Life Trust Company as custodian for IRAs, CESAs and 403(b)(7) TSA plans (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by New York Life Trust Company, tax consequences and redemption information, see the specific documents for that plan.

     The federal tax laws applicable to retirement plans, IRAs, CESAs and 403(b)(7) TSA plans are extremely complex and change from time to time. Therefore, an investor should consult with his or her own professional tax advisor before establishing any of the tax-deferred retirement plans described above.

Certain of the Funds have entered into a committed line of credit with The Bank of New York as agent, and various other lenders from whom a Fund may borrow up to 5% of its net assets in order to honor redemptions. The credit facility is expected to be utilized in periods when the Funds experience unusually large redemption requests. A mutual fund is considered to be using leverage whenever it borrows an amount more than 5% of its assets. None of the Funds intend to borrow for the purpose of purchasing securities using the credit facility or any other source of borrowed funds.

TAX INFORMATION

     The discussion herein relating to certain federal income tax considerations is presented for general informational purposes only. Since the tax laws are complex and tax results can vary depending upon specific circumstances, investors should consult their own tax adviser regarding an investment in a Fund, including the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The discussion is based upon provisions of the Code, the regulations promulgated thereunder, and judicial and administrative rulings, all of which are subject to change, which change may be retroactive.

TAXATION OF THE FUNDS


     Each Fund intends to qualify annually and elect to be treated as a regulated investment company ("RIC") under Subchapter M of the Code. If a Fund so qualifies and elects, it generally will not be subject to federal income tax on its investment company taxable income (which includes, among other items, dividends, interest, and the excess, if any, of net short term capital gains over net long-term capital losses) and its net capital gains (net long-term capital gains in excess of net short term capital losses) that it distributes to its shareholders.

     Each Fund intends to distribute, at least annually, to its shareholders substantially all of its investment company taxable income and its net capital gains. In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.

     To qualify for treatment as a regulated investment company, a Fund generally must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, net income derived from certain qualified publicly traded partnerships, and other income (including gains from certain options, futures, and forward contracts) derived with respect to its business of investing in stock, securities or foreign currencies; (b) diversify its holdings so that at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Fund's assets is represented by cash, cash items, U.S. government securities, the securities of other regulated investment companies and other securities, that with respect to any one issuer do not represent more than 5% of the value of the Fund's total assets nor more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer , or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships; and (c) distribute in each taxable year at least 90% of the sum of its investment company taxable income and its net tax-exempt interest income.

     If a Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its distributions (to the extent of available earnings and profits) will be taxed to shareholders as ordinary income (except to the extent a shareholder is exempt from tax).

     The Treasury Department is authorized to issue regulations to provide that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with


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respect to stock or securities) may be excluded from qualifying income for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

     The diversification requirements relating to the qualification of a Fund as a regulated investment company may limit the extent to which a Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if a Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund's ability to qualify as a regulated investment company might be affected.

     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, a Fund must distribute for the calendar year an amount equal to the sum of (1) at least 98% of its ordinary taxable income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary taxable income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed by the Fund or taxed to the Fund during such years. To prevent application of the excise tax, the Funds intend to make distributions in accordance with the calendar year distribution requirement.

CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS

     Distributions of investment company taxable income, including distributions of net short-term capital gains, are generally characterized as ordinary income. Distributions of a Fund's net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by a Fund as capital gain dividends, will generally be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held the Fund's shares. All distributions are includable in the gross income of a shareholder whether reinvested in additional shares or received in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the net asset value of a share of a Fund on the reinvestment date. Shareholders will be notified annually as to the federal tax status of distributions.

     Under recently enacted tax legislation, the maximum individual tax rate on income from qualified dividends is currently 15%. Each of the Funds that invest in stock will be able to designate a portion of its ordinary income distributions as qualified dividends to the extent that the Fund derives income from qualified dividends. A more than 60 day holding period requirement must be satisfied by both the Fund and the shareholder with respect to each qualified dividend in order to be eligible for the reduced tax rate. The lower tax rate for long term capital gains and qualified dividends is scheduled to expire after 2010.

     If a portion of a Fund's net investment income is derived from dividends from domestic corporations, then a portion of such distributions may also be eligible for the corporate dividends-received deduction. Capital gain distributions will not be eligible for the corporate dividends-received deduction. The dividends-received deduction is reduced to the extent shares of a Fund are treated as debt-financed under the Code and is generally eliminated unless such shares are deemed to have been held for more than 45 days during a specified period. In addition, the entire dividend (including the deducted portion) is includable in the corporate shareholder's alternative minimum taxable income.

     A Fund's distributions with respect to a given taxable year may exceed its current and accumulated earnings and profits available for distribution. In that event, distributions in excess of such earnings and profits would be characterized as a return of capital to shareholders for federal income tax purposes, thus reducing each shareholder's cost basis in his Fund shares. Distributions in excess of a shareholder's cost basis in his shares would be treated as a gain realized from a sale of such shares.

     Distributions by a Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a


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distribution will then receive a partial return of their investment upon such distribution, which will nevertheless generally be taxable to them.

     A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders on a record date in such a month and paid by the Fund during January of the following calendar year. Such a distribution will be includable in the gross income of shareholders in the calendar year in which it is declared, rather than the calendar year in which it is received.

FEDERAL INCOME TAX CAPITAL LOSS CARRYFORWARDS

A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts. The Funds cannot carry back or carry forward any net operating losses. As of December 31, 2007, none of the Funds had capital loss carry-forwards approximating the amount indicated for federal income tax purposes.

DISPOSITIONS OF FUND SHARES

     Upon redemption, sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss, depending on whether the gross proceeds are more or less than the shareholder's tax basis for the shares. Any gain or loss generally will be a capital gain or loss if the shares of a Fund are capital assets in the hands of the shareholder, and generally will be taxable to shareholders as long-term capital gains if the shares had been held for more than one year.

     A loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less at the time of their disposition. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for six months or less at the time of their disposition. A loss realized on a redemption, sale or exchange also will be disallowed to the extent the shares disposed of are replaced (whether through reinvestment of distributions, or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Individual shareholders may generally deduct in any year only $3,000 of capital losses that are not offset by capital gains and any remaining losses may be carried over to future years. Corporations may generally deduct losses only to the extent of capital gains with certain carryovers for excess losses.

     Under certain circumstances, the sales charge incurred in acquiring shares of either Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are exchanged within 90 days after the date they were purchased and new shares are acquired without a sales charge or at a reduced sales charge pursuant to a right acquired upon the initial purchase of shares. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares and will be reflected in their basis.

FOREIGN CURRENCY GAINS AND LOSSES

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward and other contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also


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are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders. If Section 988 losses exceed other investment company taxable income (which includes, among other items, dividends, interest and the excess, if any, of net short-term capital gains over net long-term capital losses) during the taxable year, a Fund would not be able to make any ordinary dividend distributions, and distributions made before the losses were realized would be recharacterized as a return of capital to shareholders or, in some cases, as capital gain, rather than as an ordinary dividend.


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

DISCOUNT

     Certain of the bonds purchased by the Funds, such as zero coupon bonds, may be treated as bonds that were originally issued at a discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the difference between the price at which a security was issued (or the price at which it was deemed issued for federal income tax purposes) and its stated redemption price at maturity. Original issue discount is treated for federal income tax purposes as income earned by a Fund over the term of the bond, and therefore is subject to the distribution requirements of the Code. The annual amount of income earned on such a bond by a Fund generally is determined on the basis of a constant yield to maturity which takes into account the semiannual compounding of accrued interest. Certain bonds purchased by the Funds may also provide for contingent interest and/or principal. In such a case, rules similar to those for original issue discount bonds would require the accrual of income based on an assumed yield that may exceed the actual interest payments on the bond.

     In addition, some of the bonds may be purchased by a Fund at a discount which exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having market discount generally will be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond (unless a Fund elects to include market discount in income in tax years to which it is attributable). Realized accrued market discount on obligations that pay tax-exempt interest is nonetheless taxable. Generally, market discount accrues on a daily basis for each day the bond is held by a Fund at a constant rate over the time remaining to the bond's maturity. In the case of any debt security having a fixed maturity date of not more than one year from date of issue, the gain realized on disposition will be treated as short-term capital gain.

TAXATION OF OPTIONS, FUTURES CONTRACTS AND SIMILAR INSTRUMENTS

     Many of the options, futures contracts and forward contracts entered into by a Fund will be classified as "Section 1256 contracts." Generally, gains or losses on Section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, certain Section 1256 contracts held by a Fund are "marked-to-market" at the times required pursuant to the Internal Revenue Code with the result that unrealized gains or losses are treated as though they were realized. The resulting gain or loss generally is treated as 60/40 gain or loss, except for foreign currency gain or loss on such contracts, which generally is ordinary in character.

     Distribution of Fund gains from hedging transactions will be taxable to shareholders. Generally, hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules rather than being taken into account in the taxable year in calculating the taxable income for which such losses are realized.

     Furthermore, certain transactions (including options, futures contracts, notional principal contracts, short sales and short sales against the box) with respect to an "appreciated position" in certain financial instruments may be deemed a constructive sale of the appreciated position, requiring the immediate recognition of gain as if the appreciated position were sold.

     Because only a few regulations implementing the straddle rules have been promulgated, and regulations relating to constructive sales of appreciated positions have yet to be promulgated, the tax consequences of transactions in options, futures and forward contracts to a Fund are not entirely clear. The hedging transactions in which a Fund engages may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

     A Fund may make one or more of the elections available under the Internal Revenue Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.


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

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions.

     The diversification requirements applicable to a Fund's status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts or swaps.

     Rules governing the tax aspects of swap agreements entered into by a fund are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Funds eligible to enter into swap agreements intend to account for such transactions in a manner deemed to be appropriate, the Internal Revenue Service ("IRS") might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. It is possible that developments in the swap market and the laws relating to swaps, including potential government regulation, could have tax consequences. The Funds intend to monitor developments in this area.

     Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts and swaps.

FOREIGN TAXES

     Foreign investing involves the possibility of confiscatory taxation, foreign taxation of income earned in the foreign nation (including withholding taxes on interest and dividends) or other foreign taxes imposed with respect to investments in the foreign nation.

     Income received by a Fund from sources within a foreign country may be subject to withholding and other income or similar taxes imposed by that country. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to "pass-through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. Pursuant to the Funds' current investment policies and practices, none of the Funds are expected to invest in foreign securities sufficient in amount to be eligible to permit this election to be made. In the event that such an election were made, a shareholder would be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign income and similar taxes paid by a Fund, and would be entitled either to claim a deduction (as an itemized deduction) for his pro rata share of such foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income taxes, subject to various limitations, including a holding period requirement for Fund shares.

PASSIVE FOREIGN INVESTMENT COMPANIES

     Certain of the Funds may invest in shares of foreign corporations which may be classified under the Internal Revenue Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

     A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply.


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     Alternatively, a Fund may elect to mark to market its PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

     Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

TAX REPORTING REQUIREMENTS AND BACKUP WITHHOLDING

     All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return.

     Redemptions of shares, including exchanges for shares of another MainStay Fund, may result in tax consequences (gain or loss) to the shareholder and generally are also subject to these reporting requirements.

     Under the federal income tax law, a Fund will be required to report to the IRS all distributions of income (other than exempt-interest dividends) and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders.

     Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year, each Fund will issue to each shareholder a statement of the federal income tax status of all distributions

     Under the backup withholding provisions of the Code, all taxable distributions and proceeds from the redemption or exchange of a Fund's shares may be subject to withholding of federal income tax at the rate of 28% in the case of nonexempt shareholders in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number, (2) the IRS notifies the Fund or shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax and any amounts withheld are creditable against the shareholder's U.S. Federal tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

STATE AND LOCAL TAXES

     Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of federal, state and local taxation.

FOREIGN INVESTORS

The foregoing discussion relates only to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty). An investment in a Fund may also result in the imposition of U.S. estate tax with respect to such investment.


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CAPITALIZATION

     The Funds are separate portfolios of the Company. The Funds are authorized to offer shares in one or more of the following classes: Investor Class, Class A, Class C, Class I (which, prior to August 31, 2006, was named the common shares class), Class R1, Class R2 and Class R3 shares. The Board may establish additional portfolios (with different investment objectives and fundamental policies) or classes at any time in the future. Establishment and offering of additional portfolios will not alter the rights of Funds' shareholders. When issued, shares are fully paid, non-assessable, redeemable, and freely transferable.

EFFECTIVE MATURITY

     Certain Funds may use an effective maturity for determining the maturity of their portfolio. Effective maturity means the average expected repayment date of the portfolio taking into account prospective calls, puts and mortgage prepayments, in addition to the maturity dates of the securities in the portfolio.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG, 1601 Market Street, Philadelphia, Pennsylvania 19103-2499 has been selected as the independent registered public accounting firm for the Company. KPMG examines the financial statements of the Funds and provides other audit, tax, and related services as pre-approved by the Audit and Compliance Committee.

TRANSFER AGENT

     NYLIM Service Company, LLC ("NYLIM SC"), an affiliate of the Manager, serves as the transfer agent and dividend disbursing agent for the Funds. NYLIM SC has its principal office and place of business at 169 Lackawanna Avenue, Parsippany, New Jersey 07054. Pursuant to its Transfer Agency and Service Agreements with the Funds, NYLIM SC provides transfer agency services, such as the receipt of purchase and redemption orders, the receipt of dividend reinvestment instructions, the preparation and transmission of dividend payments and the maintenance of various records of accounts. The Funds pay NYLIM SC fees in the form of per account charges, as well as out-of-pocket expenses and advances incurred by NYLIM SC. NYLIM SC has entered into a Sub-Transfer Agency and Service Agreement with Boston Financial Data Services, Inc. ("BFDS") located at 2 Heritage Drive, N. Quincy, Massachusetts 02171 and pays to BFDS per account, and transaction fees and out-of-pocket expenses for performing certain transfer agency and shareholder recordkeeping services. In connection with providing these services, BFDS deposits cash received in connection with mutual fund transactions in demand deposit accounts with State Street Bank and retains the interest earnings generated from these accounts.

     BFDS will perform certain of the services for which MainStay Investments is responsible. In addition, the Fund or MainStay Investments may contract with other service organizations, including affiliates of MainStay Investments and broker-dealers and other financial institutions, which will establish a single omnibus account for their clients with the Fund. The service organizations will provide shareholder services to the shareholders within the omnibus accounts and receive service fees for those services from the Fund.

     The Transfer Agent has entered into arrangements with certain intermediary firms that maintain omnibus accounts with the Funds, including New York Life Retirement Plan Services, to compensate those firms for providing recordkeeping and administrative transaction processing services with respect to beneficial owners of Fund shares held through such omnibus accounts.

     Transfer agent fees and expenses are charged to the Funds based on the number of accounts being serviced. Those fees and expenses are reflected among "other" expenses in the applicable prospectus fee table. Although the fees and expenses charged on this basis are generally in line with the average of other fund complexes, certain Funds or Classes have smaller average account sizes than the mutual fund industry average. As a result, when expressed as a percentage of assets, the transfer agent fees and expenses and gross total operating expenses of those Funds or Classes may be relatively higher than industry average. The Funds may, from time to time, consider and implement measures intended to increase average shareholder account size and/or reduce the Funds' transfer agent fees and expenses, in addition to the imposition of a small account fee.

SUB-ADMINISTRATOR

     State Street Bank & Trust Company, One Lincoln Street, Boston, Massachusetts 02111-2900 ("State Street") provides sub-administration and sub-accounting services to the Funds pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' respective net asset values, and assisting NYLIM in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, State Street is compensated by NYLIM.


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CUSTODIAN

     State Street also serves as custodian of cash and securities of the Funds and has subcustodial agreements for holding the Funds' foreign assets.

LEGAL COUNSEL

     Legal advice regarding certain matters relating to the federal securities laws is provided by Dechert LLP, 1775 I Street, N.W., Washington, District of Columbia 20006.

REGISTRATION STATEMENTS

     This SAI and the Prospectus do not contain all the information included in the registration statements filed with the SEC under the Securities Act of 1933, as amended, with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statements, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

     Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statements, each such statement being qualified in all respects by such reference.


                                       69